Part I

[Gemstone VUL Logo]                                  American International Life
                                                   Assurance Company of New York
                                                              Variable Account B
                                                                  80 Pine Street
                                                        New York, New York 10005
                                                                  1-800-340-2765

     Flexible Premium Variable Universal Life Group and Individual Policies

American International Life Assurance Company of New York is offering life insurance coverage under Gemstone VUL to individuals and to groups. The description of the policy applies equally to an individual policy, a group policy, and a certificate issued under a group policy. The policy is a flexible premium variable universal life insurance policy that allows you, the owner of the policy, within limits, to:

            o Select the face amount of life insurance. You may within limits change your initial selection as your insurance needs change.

            o Select the amount and timing of premium payments. You may make more premium payments than scheduled or stop making premium payments.

            o Allocate premium payments and your policy's Account Value among the variable investment options and the guaranteed investment option.

            o Receive payments from your policy while the Insured is alive through loans, partial withdrawals, or a total surrender.

This document contains information about the policy. You should read this document carefully before you decide to purchase the policy. You should also keep this document for future reference.

Neither the policy nor shares of the portfolios are deposits or obligations of, or guaranteed or endorsed by, a bank and they are not federally insured by the Federal Deposit Insurance Corporation or any other government agency.

The Securities and Exchange Commission has not approved or disapproved the policy or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                   May 1, 2001

                               Investment Options

-----------------
  Variable          The Variable Account is divided into 33
  Investment        subaccounts. Each subaccount offered under this
  Options           policy invests in shares of a portfolio of the AIM
                    Variable Insurance Funds, Alliance Variable
-----------------   Products Series Fund, Inc., American Century
                    Portfolios, Inc., Anchor Series Trust, Dreyfus
                    Stock Index Fund, Dreyfus Variable Investment
                    Fund, Fidelity Variable Insurance Products Fund,
                    Fidelity Variable Insurance Products Fund II,
                    Franklin Templeton Variable Insurance Products
                    Trust (VIP), J.P. Morgan Series Trust II,
                    Neuberger Berman Advisers Management Trust,
                    Oppenheimer Variable Account Funds, or SunAmerica
                    Series Trust. Each portfolio is named below. The prospectuses for these mutual funds contain information about their respective portfolios. You should read these prospectuses carefully.

AIM Variable Insurance Funds
      Managed by AIM Advisors, Inc.
            o     V.I. Capital Appreciation Fund
            o     V.I. International Equity Fund

Alliance Variable Products Series Fund, Inc.
      Managed by Alliance Capital Management L.P.
            o     Premier Growth Portfolio
            o     AllianceBernstein Real Estate Investment Portfolio
            o     Technology Portfolio
            o     AllianceBernstein Utility Income Portfolio

American Century Variable Portfolios, Inc.
      Managed by American Century Investment Management, Inc.
            o     VP Capital Appreciation Fund
            o     VP Income & Growth Fund

Anchor Series Trust
      Managed by Wellington Management Company, LLP
            o     Capital Appreciation Portfolio
            o     Growth Portfolio
            o     Natural Resources Portfolio

Dreyfus Stock Index Fund
      Managed by The Dreyfus Corporation and Mellon Equity Associates

Dreyfus Variable Investment Fund
      Managed by The Dreyfus Corporation
            o     Small Company Stock Portfolio

Fidelity Variable Insurance Products Fund
      Managed by Fidelity Management & Research Company
            o     VIP Growth Portfolio: Initial Class
            o     VIP High Income Portfolio: Initial Class
            o     VIP Money Market Portfolio: Initial Class

Fidelity Variable Insurance Products Fund II
      Managed by Fidelity Management & Research Company
            o     VIP II Asset Manager(sm) Portfolio: Initial Class
            o     VIP II Contrafund(R) Portfolio: Initial Class
            o     VIP II Investment Grade Bond Portfolio: Initial Class

Franklin Templeton Variable Insurance Products Trust (VIP)
      Managed by Templeton Investment Counsel, Inc.
            o     Templeton Asset Strategy Fund - Class 1

J.P. Morgan Series Trust II
      Managed by J.P. Morgan Investment Management Inc.
            o     Bond Portfolio
            o     U.S. Disciplined Equity Portfolio

Neuberger Berman Advisers Management Trust
      Managed by Neuberger Berman Management Inc.
            o     AMT Partners Portfolio
            o     AMT Limited Maturity Bond Portfolio

Oppenheimer Variable Account Funds
      Managed by OppenheimerFunds, Inc.
            o     Oppenheimer Global Securities Fund/VA
            o     Oppenheimer Main Street Growth & Income Fund/VA

SunAmerica Series Trust
      Managed by SunAmerica Asset Management Corp.
            o     Global Bond Portfolio
            o     SunAmerica Balanced Portfolio
            o     Growth-Income Portfolio
            o     Alliance Growth Portfolio
            o     MFS Mid-Cap Growth Portfolio
            o     Aggressive Growth Portfolio
            o     Marsico Growth Portfolio

-----------------
  Guaranteed        You may allocate your Account Value to the Guaranteed
  Investment        Account. The Guaranteed Account is part of our general
  Option            account. We will credit interest equal to at least an
-----------------   effective rate of 4% per year, compounded annually on that portion of Account Value that you allocate to the Guaranteed
                    Account. We may, in our discretion, elect to credit a higher rate of interest. This document generally describes only that portion of the Account Value allocated to the Variable
                    Account.

================================================================================

                                Table of Contents

================================================================================

Special Terms.................................................................

Summary of the Policy.........................................................
     Overview.................................................................
     Applying for a Policy....................................................
     Premium Payments.........................................................
     Account Value............................................................
     Death Benefit............................................................
     Cash Benefits During the Life of the Insured.............................
     Expenses of the Policy...................................................
     Federal Tax Considerations...............................................

Purchasing a Gemstone VUL Policy..............................................
     Applying for a Policy....................................................
     Your Right to Cancel the Policy..........................................
     Premium..................................................................
         Restrictions on Premium..............................................
         Minimum Initial Premium..............................................
         Planned Periodic Premium.............................................
         Additional Premium...................................................
         Effect of Premium Payments...........................................
         No Lapse Provision...................................................
         Grace Period.........................................................
         Premium Allocations..................................................
         Crediting Premium....................................................

The Investment Options........................................................
     Variable Investment Options..............................................
     Guaranteed Investment Option.............................................

Investing Your Account Value..................................................
     Determining the Account Value............................................
     Transfers................................................................
     Dollar Cost Averaging (DCA)..............................................
     Automatic Rebalancing....................................................

Death Benefit.................................................................
     Life Insurance Proceeds..................................................
     Death Benefit Options....................................................
     Changes in Death Benefit Options.........................................
     Changes in Face Amount...................................................
     Changes in Owner or Beneficiary..........................................

Cash Benefits During the Insured's Life ......................................
     Policy Loans.............................................................
     Partial Withdrawals......................................................
     Systematic Withdrawal Program............................................

     Surrendering the Policy for Net Cash Surrender Value.....................

Payment Options for Benefits..................................................

Expenses of the Policy........................................................
     Deductions From Premium..................................................
     Monthly Deductions From Account Value....................................
     Deduction From Variable Account Assets...................................
     Deductions Upon Policy Transactions .....................................

Supplemental Benefits and Riders..............................................

Other Policy Provisions.......................................................
     Right to Exchange or Convert.............................................
     Paid-Up Insurance Benefit................................................
     Incontestability.........................................................
     Suicide Exclusion........................................................
     Misstatement of Age or Sex...............................................
     Changes in the Policy or Benefits........................................
     When Proceeds Are Paid...................................................
     Reports to Owners........................................................
     Assignment...............................................................
     Reinstatement............................................................

Performance Information.......................................................

Federal Income Tax Considerations.............................................

Distribution of the Policy....................................................

About Us and the Accounts.....................................................
     The Company..............................................................
     The Variable Account.....................................................
     The Guaranteed Account...................................................

Our Directors and Executive Officers..........................................

Other Information.............................................................
     State Regulation.........................................................
     Legal Proceedings........................................................
     Legal Matters............................................................
     Published Ratings........................................................

Financial Statements..........................................................

Appendix A....................................................................

Appendix B....................................................................

================================================================================

                                  Special Terms

================================================================================

We have capitalized some special terms we use in this document. We have defined these terms here.

We use Account Value to determine your policy benefits.

Account Value. The total amount in the Variable Account and the Guaranteed Account attributable to your policy.

If you have a request, please write to us at this address.

Administrative Office. One Alico Plaza, P.O. Box 8718, Wilmington, Delaware
19801.

Attained Age. The Insured's age as of the Policy Date plus the number of completed policy years since the Policy Date.

Beneficiary. The person(s) who is (are) entitled to the Life Insurance Proceeds under the policy.

Cash Surrender Value. The Account Value less any applicable surrender charge that would be deducted upon surrender.

Code. The Internal Revenue Code of 1986, as amended.

Death Benefit. The amount of life insurance coverage. Before the Insured reaches Attained Age 100, it is based on the death benefit option you select. After the Insured reaches Attained Age 100, it is equal to the Account Value.

You will specify the initial Face Amount in your policy application. The policy will also show the initial Face Amount.

Face Amount. The amount of insurance specified by the owner and the base for calculating the Death Benefit before the Insured reaches Attained Age 100.

Grace Period. The period of time beginning on a Monthly Anniversary during which the policy will continue in force even though your Net Cash Surrender Value is less than the total monthly deduction then due.

Guaranteed Account. An account within the general account that consists of all of our assets other than the assets of the Variable Account and any of our other separate investment accounts.

Insured. A person whose life is covered under the policy.

We measure contestability periods from the Issue Date.

Issue Date. The date the policy is actually issued. It may be later than the Policy Date.

Life Insurance Proceeds. The amount payable to a Beneficiary if the Insured dies while life insurance coverage under the policy is in force.

Loan Account. The portion of the Account Value held in the Guaranteed Account as collateral for policy loans.

Monthly Anniversary. The same day as the Policy Date for each succeeding month. If the day of the Monthly Anniversary is the 29th, 30th or 31st and a month has no such day, the Monthly Anniversary is deemed to be the last day of that month.

We use this value to determine if your policy is in force.

Net Cash Surrender Value. The Cash Surrender Value less any Outstanding Loan.

Net Premium. Any premium paid less any expense charges deducted from the premium payment.

Outstanding Loan. The total amount of policy loans, including both principal and accrued interest.

We use the Policy Date as the date coverage begins and to determine all anniversary dates.

Policy Date. The date as of which we have received the initial premium and an application in good order. If a policy is issued, life insurance coverage is effective as of the Policy Date.

Valuation Date. Each day the New York Stock Exchange is open for trading.

Valuation Period. A period commencing with the close of trading on the New York Stock Exchange (currently 4 p.m., Eastern Time) on any Valuation Date and ending as of the close of the New York Stock Exchange on the next succeeding Valuation Date.

Variable Account. Variable Account B, a separate investment account of ours.

================================================================================

                              Summary of the Policy

================================================================================

Because this is a summary, it does not contain all the information that may be important to you. You should read this entire document carefully before you decide to purchase a policy.

Overview

If you select any variable investment options, your policy benefits will vary based upon the returns earned by those variable investment options. The returns may be zero or negative and you bear this risk.

The policy is a flexible premium variable universal life policy. Like traditional life insurance, the policy provides an initial minimum death benefit and cash benefits that you can access through loans, partial withdrawals or a surrender. Unlike traditional life insurance, you may choose how to invest your Account Value.

The policy allows you to make certain choices that will tailor the policy to your needs. When you apply for the policy, we will ask you to make some of these choices. You may also change your choices to meet your changing insurance needs.

In addition, we may in the future offer several riders to the policy. These riders provide you with the flexibility to design an insurance product that meets your specific needs.

Applying for a Policy

You may apply for a policy to cover a person, the Insured, who is age 85 or younger.

Amount of life insurance benefits.

When you apply for a policy, you must select the Face Amount. The Face Amount must be at least:

o     $25,000 for Insureds age 17 and younger.

o     $50,000 for Insureds older than age 17.

When your coverage will become effective.

Your policy will become effective after:

o     We accept your application.

o     We receive an initial premium payment in an amount we determine.

o     We have completed our review of your application to our satisfaction.

Your right to cancel the policy.

Once you receive your policy, you should read it carefully. You have the right to cancel the policy for any reason within 10 days after you receive it. If required by the state where you live, we will extend the 10 days to the number required by law. If you indicate on your application that this policy will replace other insurance, you may cancel it within 60 days after you receive it.

Premium Payments

Minimum initial premium.

Before your policy is effective, you must pay the minimum initial premium. We will calculate the initial minimum premium based on a number of factors, such as the age, sex and underwriting rate class of the proposed Insured, the desired Face Amount, and any supplemental benefits or riders applied for and whether premium will be paid by pre-authorized checking.

Planned periodic premium.

When you apply for a policy you will select the amount of premium payments you plan to pay during the term of the policy. We will establish a minimum for this amount. You will also select intervals when you plan to pay this premium amount. This may be monthly, quarterly, semiannually, or annually. Pre-authorized checking may be required for monthly payments.

Flexibility in premium payments.

During the term of the policy, you may pay premium at any time and in any amount, within limits. Thus, you are not required to pay the planned periodic premium and you may make payments in addition to the planned periodic premium.

Account Value

We will measure your benefits under the policy by your Account Value. Your Account Value will reflect:

o     the premium you pay;

o     the returns earned by the subaccounts you select;

o     the interest credited on amounts allocated to the Guaranteed Account;

o     any loans or partial withdrawals; and

o     the policy charges and expenses we deduct.

Death Benefit

Death Benefit Selections.

When you apply for a policy, you must select:

o     The Face Amount.

o The death benefit option, which will determine the manner in which we calculate the death benefit for your policy if the Insured dies before Attained Age 100.

o The tax qualification option, which will determine the manner in which we test your policy under the Code for meeting the definition of life insurance.

Death Benefit Options.

You may select from three death benefit options:

Level Death Benefit Option.

o     Level Death Benefit Option

      The Death Benefit will be the greater of:
      (1)   Face Amount; or
      (2) Account Value on the date of death multiplied by the appropriate minimum death benefit factor.

Variable Death Benefit Option.

o     Variable Death Benefit Option

      The Death Benefit will be the greater of:
      (1)   Face Amount plus Account Value; or
      (2) Account Value on the date of death multiplied by the appropriate minimum death benefit factor.

Premium Recovery Death Benefit Option.

o     Premium Recovery Death Benefit Option

      The Death Benefit will be the greater of:
      (1) Face Amount plus premium paid until the policy anniversary prior to the date of death minus partial withdrawals; or
      (2) Account Value on the date of death multiplied by the appropriate minimum death benefit factor.

The minimum death benefit factors we use are based upon the tax qualification option you select and the Attained Age, sex and rate class of the Insured.

If the Insured dies after Attained Age 100, the Death Benefit will equal the Account Value.

Tax Qualification Options.

You may select from two tax qualification options:

o Guideline Premium/Cash Value Corridor Test - The minimum death benefit factors are based upon the Code.

o Cash Value Accumulation Test - The minimum death benefit factors are based upon the 1980 Commissioners Standard Ordinary Mortality Tables and a 4% effective annual interest rate.

Changes You May Make.

Within limits, after the first policy anniversary and before the Insured reaches Attained Age 100, you may change the Level Death Benefit Option, the Variable Death Benefit Option, and the Face Amount. You may not change the Premium Recovery Death Benefit Option or the tax qualification option.

Cash Benefits During the Life of the Insured

During the life of the Insured, your policy has cash benefits that you can access within limits through loans, partial withdrawals or a surrender.

o Loans -- You may borrow against your Net Cash Surrender Value at any time. If your policy is a modified endowment contract, the Code may treat the loan as a taxable distribution of income.

o Partial Withdrawal -- You may withdraw part of your Net Cash Surrender Value after the first policy year. We may deduct an administrative charge. If you make a partial withdrawal during the surrender charge period, we may deduct a surrender charge. A partial withdrawal may result in a decrease in the Face Amount of your policy, depending upon your death benefit option.

o Surrender -- You may surrender your policy for its Net Cash Surrender Value. If you surrender your policy during the surrender charge period, we will deduct a surrender charge. A surrender will terminate your policy.

Expenses reduce your returns under the policy.

Expenses of the Policy

Deductions from Premium

For state premium taxes and other sales expenses, we currently charge 5% of each premium payment up to the target premium amount and 2% of any premium paid in excess of the target premium amount for policy years 1-10.(1) Beginning in policy year 11, we currently charge 3% of each premium payment up to the target premium amount and 2% of any premium paid in excess of the target premium amount. The maximum we will charge is 8% in policy years 1-10 and 6% thereafter.

Account Value Charges

(deducted monthly)

Cost of Insurance Charge(2)

         Current                            Guaranteed
         -------                            ----------

Ranges from 0.00542 per             Ranges from 0.05667 per
$1,000 of net amount at risk        $1,000 of net amount risk
to 83.33333 per $1,000 of net       to 83.33333 per $1,000 of net
amount at risk(3)                   amount at risk(3)

Administrative Charge

         Current                            Guaranteed
         -------                            ----------

         $7.50                                   $7.50

Acquisition Charge

During the first 5 policy years, and the first 5 policy years after a Face Amount increase, there will be a charge for each $1,000 in Face Amount based on the Insured's age, sex and rate class.

Variable Account Charges

(deducted daily and shown as an annualized percentage of average net assets)

Mortality and Expense Risk Charge

                               Current                            Guaranteed
                               -------                            ----------

         Policy Years 1-10      0.75%                                  0.90%
         Policy Years 11-20     0.25%                                  0.40%
         Policy Years 21+       0.10%                                  0.25%

Transaction Charges

Transfer Charge

$25 for each transfer in excess of 12 each policy year.

Surrender Charge

During the first 10 policy years, and for 10 policy years following a Face Amount increase, there will be a surrender charge based on the initial Face Amount or the increase in Face Amount. The lowest and highest initial surrender charges are $3.59 and $34.34 per $1,000 of the Face Amount, respectively.(4)

Surrender Charge on Partial Withdrawal

The surrender charge on a partial withdrawal is equal to the applicable surrender charge multiplied by a fraction (equal to the surrender charge applicable to the policy immediately prior to the partial withdrawal, multiplied by the ratio of (1) the reduction in Face Amount, if any, associated with the partial withdrawal to (2) the Face Amount prior to the partial withdrawal).

Surrender Charge on Decrease in Face Amount

The surrender charge on a decrease in Face Amount is equal to the applicable surrender charge multiplied by a fraction (equal to the decrease in Face Amount divided by the Face Amount of the policy prior to the decrease).

Partial Withdrawal Administrative Charge

Currently, 4 partial withdrawals are allowed per year. We may charge a $25 administrative charge per partial withdrawal. In certain states the charge may be the lesser of $25 or 2% of the amount withdrawn.

----------
(1) A policy's target premium is based on the issue age, sex, and smoker status of the Insured and the Face Amount.

(2) The current cost of insurance charge will never exceed the guaranteed cost of insurance charge shown in the policy. If the Death Benefit is equal to the Face Amount, the Face Amount plus Account Value, or the Face

      Amount plus premium paid until the most recent policy anniversary minus partial withdrawals, the net amount at risk is the difference between the Death Benefit divided by 1.0032737 and the current Account Value. Otherwise, the net amount at risk is the difference between the Death Benefit and the Account Value. (See "Expenses of the Policy - Monthly Deductions From Account Value.")

(3) Current and guaranteed cost of insurance rates are based on the age (or Attained Age in the case of increase in Face Amount), sex, rate class of the Insured, and policy year.

(4) A policy's surrender charge is based on the age, sex and smoker status of the Insured and the Face Amount. For a 45 year old non-smoking male purchasing a policy with a $500,000 Face Amount the initial surrender charge would be $4,960.00. For a 65 year old non-smoking male purchasing a policy with a $200,000 Face Amount, the initial surrender charge would be $4,482.00. (See Appendix A for the Table of Initial Surrender Charges.)

Expenses of the variable investment options also reduce your returns.

In addition, you will indirectly bear the costs of the management fees and other expenses paid from the assets of the portfolios you select. The annual portfolio expenses of the variable investment options are set forth below.

             PORTFOLIO EXPENSES BEFORE WAIVERS AND/OR REIMBURSEMENTS

The purpose of this table is to assist you in understanding the various costs and expenses that you will incur indirectly as an owner of the policy. It is based on historical portfolio expenses as a percentage of net assets before waivers and/or reimbursements, if applicable, for the fiscal year ended December 31, 2000, unless stated otherwise. Portfolio expenses are not fixed or specified under the terms of the policy. Actual expenses may vary.

                                                                                                  Annual
                                                                Management          Other        Operating
                                                                   Fees           Expenses       Expenses
                                                                   ----           --------       --------
AIM Variable Insurance Funds
   AIM Advisors, Inc.
     V.I. Capital Appreciation Fund                                  .61%             .21%           .82%
     V.I. International Equity Fund                                  .73%             .29%          1.02%

Alliance Variable Products Series Fund, Inc.
   Alliance Capital Management L.P.
     Premier Growth Portfolio                                       1.00%             .04%          1.04%
     AllianceBernstein Real Estate Investment Portfolio(1)           .90%             .77%          1.67%
     Technology Portfolio(1)                                        1.00%             .06%          1.06%
     AllianceBernstein Utility Income Portfolio(1)                   .75%             .29%          1.04%

American Century Variable Portfolios, Inc.
   American Century Investment Management, Inc.
     VP Capital Appreciation Fund                                   1.00%             .00%          1.00%
     VP Income & Growth Portfolio                                    .70%             .00%           .70%

Anchor Series Trust
   Wellington Management Company, LLP
     Capital Appreciation Portfolio(2)                               .70%             .05%           .75%
     Growth Portfolio                                                .66%             .05%           .71%
     Natural Resources Portfolio                                     .75%             .17%           .92%

Dreyfus Stock Index Fund - Initial Shares(3)                         .25%             .01%           .26%
   The Dreyfus Corporation

Dreyfus Variable Investment Fund - Initial Shares(3)
   The Dreyfus Corporation
     Small Company Stock Portfolio                                   .75%             .18%           .93%

Fidelity Variable Insurance Products Fund
   Fidelity Management & Research Company
     VIP Growth Portfolio: Initial Class(4)                          .57%             .08%           .65%
     VIP High Income Portfolio: Initial Class                        .58%             .10%           .68%
     VIP Money Market Portfolio: Initial Class(5)                    .27%             .08%           .35%

Fidelity Variable Insurance Products Fund II
   Fidelity Management & Research Company
     VIP II Asset Manager(sm) Portfolio: Initial Class               .53%             .08%           .61%
     VIP II Contrafund(R) Portfolio: Initial Class(4)                .57%             .09%           .66%
     VIP II Investment Grade Bond Portfolio: Initial Class           .43%             .11%           .54%

Franklin Templeton Variable Insurance Products Trust (VIP)
   Templeton Investment Counsel, Inc.
     Templeton Asset Strategy Fund - Class 1                         .60%             .21%           .81%

J.P. Morgan Series Trust II
   J.P. Morgan Investment Management, Inc.
     Bond Portfolio                                                  .30%             .45%           .75%
     U.S. Disciplined Equity Portfolio                               .35%             .50%           .85%

Neuberger Berman Advisers Management Trust(6)
   Neuberger Berman Management Inc.
     AMT Partners Portfolio                                          .82%             .10%           .92%
     AMT Limited Maturity Bond Portfolio                             .65%             .11%           .76%

Oppenheimer Variable Account Funds
   OppenheimerFunds, Inc.
     Oppenheimer Global Securities Fund/VA                           .64%             .04%           .68%
     Oppenheimer Main Street Growth & Income Fund/VA                 .70%             .05%           .73%

SunAmerica Series Trust(7)
   SunAmerica Asset Management Corp.
     Global Bond Portfolio(8)                                        .69%             .12%           .81%
     SunAmerica Balanced Portfolio                                   .59%             .05%           .64%
     Growth-Income Portfolio                                         .53%             .04%           .57%
     Alliance Growth Portfolio                                       .60%             .04%           .64%
     MFS Mid-Cap Growth Portfolio(9)                                 .75%             .07%           .82%
     Aggressive Growth Portfolio                                     .66%             .04%           .70%
     Marsico Growth Portfolio(10)                                    .85%             .15%          1.00%

----------
(1) After waivers and reimbursements by Alliance Capital Management L.P., expenses for the following portfolios for the year ended December 31, 2000, were as follows:

                                                                                                 Annual
                                                              Management        Other            Operating
                                                              Fees              Expenses         Expenses
                                                              ----              --------         --------

     AllianceBernstein Real Estate Investment Portfolio       .18%              .77%              .95%
     Technology Portfolio                                     .97%              .05%             1.02%
     AllianceBernstein Utility Income Portfolio               .75%              .25%             1.00%

(2) Expenses for this portfolio are restated to reflect the current management fee agreement. On July 19, 2000, the portfolio's shareholders approved a fee increase effective August 1, 2000. Actual management fees, other expenses, and annual operating expenses for the Capital Appreciation Portfolio for the year ended December 31, 2000, were .65%, .05%, and .70%, respectively.

(3) These expense figures are for the initial share class for the fiscal year ended December 31, 2000. Actual expenses in future years may be higher or lower than these figures.

(4) Actual annual operating expenses were lower because a portion of the brokerage commissions that the portfolios paid was used to reduce the portfolios' expenses. In addition, through arrangements with the portfolios' custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the portfolios' custodian expenses. These offsets may be discontinued at any time.

(5) Total annual operating expenses are based on historical expenses adjusted to reflect the current management fee structure.

(6) Neuberger Berman Advisers Management Trust is divided into portfolios, each of which invests all of its net investable assets in a corresponding series of Advisors Management Trust. The figures reported under "Management Fees" include the aggregate of the administration fees paid by the portfolio and the management fees paid by its corresponding series. Similarly, "Other Expenses" includes all other expenses of the portfolio and its corresponding series.

(7) The expense information for the SunAmerica Series Trust is provided as of the twelve-month period ended January 31, 2001, in accordance with its fiscal year.

(8) This portfolio's annual operating expenses shown in the table above do not reflect custody credits of .01%.

(9) The investment adviser recouped prior year expense reimbursements that were mathematically insignificant resulting in the expense ratio before and after recoupment remaining at .82%. This portfolio's annual operating expenses shown in the table above do not reflect custody credits of .01%.

(10) This portfolio's inception date is December 29, 2000. The expenses for this portfolio are annualized. The investment adviser has voluntarily agreed to waive fees or expenses, if necessary, to keep annual operating expenses of Marsico Growth Portfolio at or below 1.00% of its average net assets. The annual operating expenses of 1.00% for the fiscal year ended January 31, 2001 also reflect custody credits of .44%. Absent fee waivers or reimbursement of expenses by the adviser or custody credits, annual operating expenses would have been 4.73%.

Federal Tax Considerations

You should consider the impact of the Code.

Your purchase of, and transactions under, your policy may have tax consequences that you should consider before purchasing the policy. You may wish to consult a tax adviser. In general, the Life Insurance Proceeds will not be taxable income to the Beneficiary. You will not be taxed as your Account Value increases. Upon a distribution from your policy, however, you may be taxed on your Account Value increases.

================================================================================

                        Purchasing a Gemstone VUL Policy

================================================================================

Applying for a Policy

To purchase a policy, you must complete an application and submit it to us. You must specify certain information in the application, including the Face Amount, the death benefit option, tax qualification option and supplemental benefits and riders, if any. We may also require information to determine if the Insured is an acceptable risk to us. We may require a medical examination of the Insured and ask for additional information.

Our age requirement for the Insured.

You may apply for a policy to cover a person who is age 85 or younger. A newborn may be an Insured.

The minimum Face Amount.

The Face Amount must be at least:

o     $25,000 for Insureds age 17 and younger.

o     $50,000 for Insureds older than age 17.

We require a minimum initial premium.

You must pay a minimum initial premium in order for the policy to become effective or for us to issue the policy. You may pay the minimum initial premium when you submit the application or at a later date.

We will not issue a policy until we have accepted the application. We will accept an application if it meets our underwriting rules. We reserve the right to reject an application for any reason or to "rate" an Insured as a substandard risk.

When your coverage will be effective.

Your policy will become effective after:

o     We accept your application.

o     We receive an initial premium payment in an amount we determine.

o     We have completed our review of your application to our satisfaction.

Your Right to Cancel the Policy

Period to Examine and Cancel.

Once you receive your policy, you should read it carefully. You have the right to cancel the policy for any reason within 10 days after you receive it. If required by the state where you live, we will extend the 10 days to the number required by law. If you indicate on your application that this policy will replace other insurance, you may cancel it within 60 days after you receive it.

This is your "period to examine and cancel."

Your right to cancel also applies to the amount of any requested increase in Face Amount. This does not apply to any increase in Face Amount under the Automatic Face Amount Increase Option.

How to cancel your policy.

You may cancel the policy by returning it to our Administrative Office or to our agent within the applicable time with a written request for cancellation. We will refund your premium payments. Thus, the amount we return will not reflect the returns of the subaccounts or the Guaranteed Account that you selected in your application.

Premium

The policy allows you to select the timing and amount of premium payments within limits. You should send premium payments to our Administrative Office.

All your premium payments must comply with our requirements.

Restrictions on Premium. We will not accept a premium payment:

o     If it is less than $25, subject to our discretion.

o If the premium would cause the policy to fail to qualify as a life insurance contract as defined in Section 7702 of the Code. We will refund any portion of any premium that causes the policy to fail. In addition, we will monitor the policy and will attempt to notify you on a timely basis if a policy is in jeopardy of becoming a modified endowment contract under the Code.

o If the premium would increase the amount of our risk under your policy by an amount greater than that premium amount. In such cases, we may require satisfactory evidence of insurability before accepting that premium.

o     If the Insured has reached Attained Age 100.

Types of premium payments.

Minimum Initial Premium. We will calculate the minimum initial premium. The amount is based on a number of factors, including the age, sex and rate class of the proposed Insured, the desired Face Amount and any supplemental benefits or riders applied for, and whether premium will be paid by pre-authorized checking.

We establish a minimum planned periodic premium.

Planned Periodic Premium. When you apply for a policy, you select a plan for paying level premium at specified intervals. The intervals may be monthly, quarterly, semi-annually or annually, for the life of the policy. Pre-authorized checking may be required for monthly payments. We will establish a minimum amount that may be used as the planned periodic premium.

You are not required to pay premium in accordance with this plan. Rather, you can pay more or less than the planned periodic premium or skip a planned periodic premium entirely. At any time you may request a change in the amount and frequency of planned periodic premium by sending a written notice to our Administrative Office.

Additional Premium. Additional premium is premium other than planned premium. Additional premium may be paid in any amount and at any time subject to the Code and our restrictions on premium.

Depending on the Account Value at the time of an increase in the Face Amount and the amount of the increase requested, an additional premium may be needed to prevent your policy from terminating.

Paying premium may not ensure that your policy remains in force.

Effect of Premium Payments. In general, unless the no lapse provision is in effect, paying all planned periodic premium may not prevent your policy from lapsing. In addition, if you fail to pay any planned periodic premium, your policy will not necessarily lapse.

Your policy will lapse only when the Net Cash Surrender Value on a Monthly Anniversary is less than the amount of that date's monthly deduction. This could happen if the Net Cash Surrender Value has decreased because:

o of the negative return or insufficient return earned by one or more of the subaccounts or the Guaranteed Account you selected; or

o of any combination of the following -- you have Outstanding Loans, you have made partial withdrawals, we have deducted policy expenses, or you have made insufficient premium payments to offset the monthly deduction.

No lapse premium guarantee.

No Lapse Provision. In general, during the first five policy years, if you pay a sufficient amount of premium, your policy will not lapse even if your Net Cash Surrender Value is insufficient to pay the monthly deductions then due. You will be eligible for the no lapse premium guarantee if:

o You have not increased the Face Amount, except under the Automatic Face Amount Increase Option.

o     You have not added any riders to your policy since it was issued.

o     Your policy has not been reinstated.

o All your premium paid to date, reduced by any partial withdrawal and Outstanding Loan, are at least equal to the product of the minimum premium shown in your policy information section multiplied by the number of months that have elapsed since the Policy Date.

If you have requested a decrease in the Face Amount, we may not be able to accept any subsequent premium if such premium would cause the policy to fail to qualify as a life insurance contract under the Code. In this event, the no lapse provision will end.

Your policy will not terminate immediately upon your Account Value becoming insufficient.

Grace Period. Unless the no lapse provision is in effect, in order for insurance coverage to remain in force, the Net Cash Surrender Value on each Monthly Anniversary must be equal to or greater than the total monthly deductions to be charged on that Monthly Anniversary. If it is not, you have a Grace Period of 61 days during which the policy will continue in force. The policy will lapse on the Monthly Anniversary that the Net Cash Surrender Value is less than the total monthly deductions then due. If we do not receive a sufficient premium before the end of the Grace Period, the policy will terminate without value and no Life Insurance Proceeds will be payable.

We will send you a written notice within 30 days of your policy lapsing. The notice will state:

o     A Grace Period of 61 days has begun as of the date we mailed the notice.

How much you must pay to prevent your policy from terminating.

o The amount of premium required to prevent your policy from terminating. This amount is equal to the amount needed to increase the Net Cash Surrender Value sufficiently to cover total monthly deductions for the next three Monthly Anniversaries.

If the Insured dies during the Grace Period, we will still pay the Life Insurance Proceeds to the Beneficiary. The amount we pay will reflect a reduction for the unpaid monthly deductions due on or before the date of the Insured's death.

If your policy lapses with an Outstanding Loan, you may have taxable income. Please consult your tax adviser before taking a loan.

Premium Allocations. In the application, you specify the percentage of Net Premium to be allocated to each subaccount and to the Guaranteed Account. However, until the period to examine and cancel expires, we invest this amount in the Money Market Subaccount. The first business day after this period expires, we will reallocate your Account Value in the Money Market Subaccount based on the premium allocation percentages in your application.

For subsequent premium, we will use the allocation percentages you specified in the application until you change them. You can change the allocation percentages at any time, by sending written notice to our Administrative Office. The change will apply to all premium received with or after your notice.

Allocation Rules. Your allocation instructions must meet the following requirements:

o     Each allocation percentage must be a whole number; and

o Any allocation to a subaccount or to the Guaranteed Account must be at least 1% and the sum of your allocations must equal 100%.

Crediting Premium. Your initial Net Premium will be credited to your Account Value as of the Policy Date. On the first business day after the period to examine and cancel expires, we will allocate it in accordance with your allocation percentages. We will credit and invest subsequent Net Premium on the date we receive the premium or notice of deposit at our Administrative Office.

If any premium requires us to accept additional risk, we may allocate this amount to the Money Market Subaccount until we complete our underwriting.

================================================================================

                             The Investment Options

================================================================================

You may allocate your Account Value to:

o the subaccounts (which invest in the variable investment options offered under the policy); or

o     the Guaranteed Account.

Variable Investment Options

Under the policy, you may currently allocate your Account Value to any of the available subaccounts. Each subaccount invests in a specified portfolio of the AIM Variable Insurance Funds, Alliance Variable Products Series Fund, Inc., American Century Portfolios, Inc., Anchor Series Trust, Dreyfus Index Funds, Inc., Dreyfus Variable Investment Fund, Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, Franklin Templeton Variable Insurance Products Trust (VIP), J.P. Morgan Series Trust II, Neuberger Berman Advisers Management Trust, Oppenheimer Variable Account Funds, or SunAmerica Series Trust. These portfolios operate similarly to a publicly-available mutual fund but are only available through the purchase of certain insurance contracts.

These portfolios may serve as the underlying investment vehicles for other variable insurance contracts issued by us and other affiliated/unaffiliated insurance companies. We do not believe that offering these portfolios in this manner is disadvantageous to you. The portfolios' management monitors the portfolios for any conflicts among contract owners.

AIM Variable Insurance Funds

Managed by AIM Advisors, Inc.

The V.I. Capital Appreciation Fund seeks growth of capital.

The V.I. International Equity Fund seeks to provide long-term growth of capital.

Alliance Variable Products Series Fund, Inc.

Managed by Alliance Capital Management L.P.

The Premier Growth Portfolio seeks growth of capital by pursuing aggressive investment policies.

The AllianceBernstein Real Estate Investment Portfolio seeks total return from long-term growth of capital and income principally through investing in equity securities of companies that are primarily engaged in or related to the real estate industry.

The Technology Portfolio seeks growth of capital and invests for capital appreciation. Current income is incidental to its objective.

The AllianceBernstein Utility Income Portfolio seeks current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry.

American Century Variable Portfolios, Inc.

Managed by American Century Investment Management, Inc.

The VP Capital Appreciation Fund seeks capital growth through the use of a growth investment strategy developed by American Century to invest in stocks of companies that it believes will increase in value over time. The strategy uses a bottom-up approach to selecting stocks. That means American Century first looks for strong, growing companies to invest in, rather than simply buying any company in a growing industry sector.

The VP Income & Growth Fund seeks dividend growth, current income, and capital appreciation by investing in a diversified portfolio of U.S. stocks. The management team strives to outperform the S&P 500 Index over time while matching the risk characteristics of the index.

Anchor Series Trust

Managed by Wellington Management Company, LLP

The Capital Appreciation Portfolio seeks long-term capital appreciation. The portfolio invests in growth equity securities, which are widely diversified by industry and company.

The Growth Portfolio seeks capital appreciation primarily through investments in core equity securities that are widely diversified by industry and company.

The Natural Resources Portfolio seeks a total return in excess of the U.S. rate of inflation as represented by the Consumer Price Index. This portfolio invests primarily in equity securities of U.S. or foreign companies that are expected to provide favorable returns in periods of rising inflation.

Dreyfus Stock Index Fund

Managed by The Dreyfus Corporation and Mellon Equity Associates

The Dreyfus Stock Index Fund seeks to match the total return of the Standard & Poor's 500 Composite Stock Price Index. To pursue this goal, the fund generally invests in all 500 stocks in the S&P 500 Index in proportion to their weighting in the index. Often considered a barometer for the stock market in general, the S&P 500 Index is made up of 500 widely held common stocks and is dominated by large-cap blue chip stocks that, when combined, cover nearly 75% of the total U.S. market capitalization.

Dreyfus Variable Investment Fund

Managed by The Dreyfus Corporation

The Small Company Stock Portfolio seeks investment returns (consisting of capital appreciation and income) that are greater than the total return performance of stocks represented by the Russell 2500(TM) Stock Index ("Russell 2500"). To pursue this goal, the portfolio normally invests in a blended portfolio of growth and value stocks of small and mid-size domestic companies, including those purchased in initial public offerings, whose market values generally range between $500 million and $5 billion at the time of purchase. However, since the portfolio can continue to hold its securities as their market capitalizations grow, a substantial portion of the portfolio's holdings can have market capitalizations in excess of $5 billion at any given time. Stocks are chosen through a disciplined process combining computer modeling techniques, fundamental analysis, and risk management. Consistency of returns and stability of the portfolio's share price compared to the Russell 2500 are primary goals of the investment process.

Fidelity Variable Insurance Products Fund

Managed by Fidelity Management & Research Company

The VIP Growth Portfolio seeks to increase the value of the portfolio's shares over the long term by investing in stocks with above-average growth potential.

      Subadvised by Fidelity Management & Research Far East Inc. and Fidelity Management & Research (U.K.), Inc.

The VIP High Income Portfolio seeks a high level of current income by investing primarily in all types on income producing debt securities with emphasis on lower-quality securities.

      Subadvised by Fidelity Investments Money Management, Inc.

The VIP Money Market Portfolio seeks to obtain income and share-price stability by investing in high-quality, short-term investments.

Fidelity Variable Insurance Products Fund II

Managed by Fidelity Management & Research Company

      Subadvised by Fidelity Management & Research Far East, Inc. and Fidelity Management & Research (U.K.) Inc.

The VIP II Asset Manager(sm) Portfolio seeks to provide a high total return with reduced risk over the long term by allocating its assets among stocks, bonds and short-term money market instruments.

      Subadvised by Fidelity Management & Research Far East, Inc. and Fidelity Management & Research (U.K.) Inc.

The VIP II Contrafund(R) Portfolio seeks to increase the value of the fund's shares over the long term by investing in companies whose value is not fully recognized by the public.

      Subadvised by Fidelity Investments Money Management, Inc.

The VIP II Investment Grade Bond Portfolio seeks to provide a high rate of income consistent with reasonable risk by investing in a broad range of investment-grade fixed-income securities; in addition, the fund seeks to protect capital.

Franklin Templeton Variable Insurance Products Trust (VIP)

Managed by Templeton Investment Counsel, Inc.

The Templeton Asset Strategy Fund seeks high total return by investing in equity securities of companies of any country, debt securities of companies and governments of any country, and in money market instruments. It may also invest in emerging markets.

J.P. Morgan Series Trust II

Managed by J.P. Morgan Investment Management, Inc.

The Bond Portfolio seeks to provide high total return consistent with moderate risk of capital and maintenance of liquidity. The portfolio invests primarily in fixed income securities, including U.S. government and agency securities, corporate bonds, private placements, asset-backed and mortgage-backed securities, that J.P. Morgan believes have the potential to provide a high total return over time.

The U.S. Disciplined Equity Portfolio seeks to provide high total return from a portfolio of selected equity securities. The portfolio invests primarily in large- and medium-capitalization U.S. companies.

Neuberger Berman Advisers Management Trust

Managed by Neuberger Berman Management Inc.

The AMT Partners Portfolio seeks to achieve growth of capital by investing mainly in stocks of mid- to large-capitalization companies. Neuberger Berman looks for well-managed companies whose stock prices are undervalued.

The AMT Limited Maturity Bond Portfolio seeks the highest available current income consistent with liquidity and low risk to principal; total return is a secondary goal. Neuberger Berman looks for securities that appear underpriced compared to securities of similar structure and credit quality and securities that appear likely to have their credit ratings raised.

Oppenheimer Variable Account Funds

Managed by OppenheimerFunds, Inc.

The Oppenheimer Global Securities Fund/VA seeks long-term capital appreciation by investing a substantial portion of assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations that are considered to have appreciation possibilities.

The Oppenheimer Main Street Growth & Income Fund/VA seeks high total return, which includes growth in the value of its shares as well as current income, from equity and debt securities.

SunAmerica Series Trust

Managed by SunAmerica Asset Management Corp.

      Subadvised by Goldman Sachs Asset Management International

The Global Bond Portfolio seeks high total return, emphasizing current income and, to a lesser extent, capital appreciation, by investing in high quality fixed income securities of U.S. and foreign issuers and transactions in foreign currencies.

The SunAmerica Balanced Portfolio seeks conservation of principal and capital appreciation by maintaining, at all times, a balanced portfolio of stocks and bonds with at least 25% invested in fixed income securities.

      Subadvised by Alliance Capital Management L.P.

The Growth-Income Portfolio seeks growth of capital and income by investing primarily in common stocks or securities that demonstrate the potential for appreciation and/or dividends.

      Subadvised by Alliance Capital Management L.P.

The Alliance Growth Portfolio seeks long-term growth of capital by investing primarily in equity securities of a limited number of large, carefully selected, high quality U.S. companies that are judged likely to achieve superior earnings.

      Subadvised by Massachusetts Financial Services Company

The MFS Mid-Cap Growth Portfolio seeks long-term growth of capital by investing primarily in equity securities of medium-sized companies that its subadviser believes have above-average growth potential.

The Aggressive Growth Portfolio seeks capital appreciation by investing primarily in equity securities of high growth companies, including small and medium-sized growth companies with market capitalization of $1.5 billion to $10 billion.

      Subadvised by Marsico Capital Management, LLC

The Marsico Growth Portfolio seeks long-term growth of capital by investing under normal circumstances at least 65% in equity securities of large companies with a general core position of 20 to 30 common stocks.

Guaranteed Investment Option

Under the policy, you may currently allocate your Account Value to the Guaranteed Account. In addition, if you request a loan, we will allocate part of your Account Value to the Loan Account, which is part of the Guaranteed Account.

We treat each allocation and transfer separately for purposes of crediting interest and making deductions from the Guaranteed Account.

Interest Credited On the Guaranteed Account. All of your Account Value held in the Guaranteed Account will earn interest at a rate we determine in our sole discretion. This rate will never be less than an effective rate of 4% per year compounded annually. The Loan Account portion of your Account Value may earn a different interest rate than the remaining portion of your Account Value in the Guaranteed Account.

Deductions from the Guaranteed Account. We will deduct any transfers, partial withdrawals and policy expenses from the Guaranteed Account and the subaccounts on a pro rata basis, unless you tell us otherwise. No portion of the Loan Account may be used for this purpose.

We treat amounts transferred from the Loan Account to the remaining portion of the Guaranteed Account as a new allocation to the Guaranteed Account. We will credit this transfer with interest at the rate then in effect for Guaranteed Account allocations.

Payments from the Guaranteed Account. If we must pay any part of the proceeds for a loan, partial withdrawal or surrender from the Guaranteed Account, we may defer payment for up to six months from the date we receive the written request. If we defer payment from the Guaranteed Account for 10 days or more, we will pay interest on the amount we deferred at an effective rate of 4% per year, compounded annually, until we make payment.

================================================================================

                          Investing Your Account Value

================================================================================

The policy allows you to choose how to invest your Account Value. Your Account Value will increase or decrease based on:

o     The returns earned by the subaccounts you select.

o     Interest credited on amounts allocated to the Guaranteed Account.

We will determine your policy benefits based upon your Account Value. If your Account Value is insufficient, your policy may terminate. If the Net Cash Surrender Value on a Monthly Anniversary is less than the amount of that date's monthly deduction, the policy will lapse and a Grace Period will begin.

Determining the Account Value

On the Policy Date, your Account Value is equal to your initial Net Premium. If the Policy Date and the Issue Date are the same day, the Account Value is equal to your initial premium, less the premium expenses and monthly deduction we deduct.

On each Valuation Date thereafter, your Account Value is equal to:

o     that portion of your Account Value held in the subaccounts, plus

o     that portion of your Account Value held in the Guaranteed Account.

Your Account Value will reflect:

o     the premium you pay;

o     the returns earned by the subaccounts you select;

o     the interest credited on amounts allocated to the Guaranteed Account;

o     any loans or partial withdrawals; and

o     the policy charges and expenses we deduct.

Account Value in the Subaccounts. We measure your Account Value in the subaccounts by the value of the subaccounts' accumulation units we credit to your policy. When you allocate premium or transfer part of your Account Value to a subaccount, we credit your policy with accumulation units in that subaccount. The number of accumulation units equals the amount allocated to the subaccount divided by that subaccount's accumulation unit value for the Valuation Date when the allocation is effected.

The number of subaccount accumulation units we credit to your policy will:

o increase when Net Premium is allocated to the subaccount, amounts are transferred to the subaccount, and loan repayments are credited to the subaccount.

o decrease when the allocated portion of the monthly deduction is taken from the subaccount, a policy loan is taken from the subaccount, an amount is transferred from the subaccount, or a partial withdrawal, including the partial withdrawal charge, is taken from the subaccount.

Accumulation Unit Values. A subaccount's accumulation unit value varies to reflect the return of the portfolio and may increase or decrease from one Valuation Date to the next. We arbitrarily set the accumulation unit value for each subaccount at $10 when the subaccount was established. Thereafter, the accumulation unit value equals the accumulation unit value for the prior Valuation Period multiplied by the net investment factor for the current Valuation Period.

Net Investment Factor. The net investment factor is an index we use to measure the investment return earned by a subaccount during a Valuation Period. It is based on the change in net asset value of the portfolio shares held by the subaccount and reflects any dividend or capital gain distributions on the portfolio shares and the deduction of the daily mortality and expense risk charge.

Guaranteed Account Value. On any Valuation Date, the Guaranteed Account portion of your Account Value equals:

o     the total of all Net Premium, allocated to the Guaranteed Account, plus

o     any amounts transferred to the Guaranteed Account, plus

o interest credited on the amounts allocated and transferred to the Guaranteed Account, less

o     the amount of any transfers from the Guaranteed Account, less

o the amount of any partial withdrawals, including the partial withdrawal charge, taken from the Guaranteed Account, less

o the allocated portion of the monthly deductions, if any, deducted from the Guaranteed Account, plus

o     the amount of the Loan Account.

If you take a policy loan, we transfer the amount of the loan to the Loan Account. The value of your Loan Account includes transfers to and from the Loan Account as you take and repay loans and interest charged and credited on the Loan Account.

Transfers

You may transfer Account Value among the subaccounts and to and from the Guaranteed Account after the period to examine and cancel. All transfer requests, except for those made under the dollar cost averaging, automatic rebalancing and systematic withdrawal programs, must satisfy the following requirements:

o Minimum amount of transfer -- You must transfer at least $250 or the balance in the subaccount or the Guaranteed Account, if less;

o Form of transfer request -- You must make a written request unless you have established prior authorization to make telephone transfers or by other means we make available;

o Transfers from the Guaranteed Account -- The maximum you may transfer in a policy year is equal to 25% of your Account Value in the Guaranteed Account (not including the Loan Account) on the most recent policy anniversary reduced by all prior partial withdrawals and transfers taken from the Guaranteed Account during that policy year.

Date We Process Your Transfer Request. We must receive your transfer request at our Administrative Office. We process transfers on the same date we receive your transfer request assuming the New York Stock Exchange is open for trading. The transfer will be made at the price next computed after we receive your transfer request. We may, however, defer transfers under the same conditions as described under "Other Policy Provisions - When Proceeds Are Paid."

Number of Permitted Transfers/Transfer Charge. We do not currently limit the number of transfers you may make. However, for each transfer in excess of 12 during a policy year, we will assess a $25 transfer charge. All transfers processed on the same business day will count as one transfer for purposes of determining the number of transfers you have made in a policy year. Transfers in connection with the dollar cost averaging and automatic rebalancing programs will not count against the 12 free transfers in a policy year. We reserve the right to increase the number of free transfers allowed in any policy year.

Telephone Transfers. If you have completed an authorization form allowing telephone transfers, you may request transfers by telephone. We confirm all telephone transfers in writing. You should review all confirmations to determine if there have been any unauthorized transfers.

We will use reasonable procedures to confirm that telephone transfer requests are genuine. We will not be liable for any loss due to unauthorized or fraudulent instructions.

We reserve the right to suspend telephone transfer privileges at any time.

Dollar Cost Averaging (DCA)

Dollar cost averaging is a systematic method of investing at regular intervals. By investing at regular intervals, the cost of the securities is averaged over time and perhaps over various market cycles.

If you select this program, we will automatically transfer monthly a portion of your Account Value. Unless you tell us otherwise, we will allocate the transfer as you have specified in your most current premium allocation instructions. However, not less than 1% may be allocated to any subaccount or to the Guaranteed Account. You may instruct us to make the transfers from any subaccount or the Guaranteed Account. There is no charge for this program.

Dollar Cost Averaging From the Guaranteed Account with Six Month Bonus Rate (DCA Plus Program). We may make available a six-month bonus interest rate if you use the dollar cost averaging feature from the Guaranteed Account. We will credit the Net Premium to the DCA Plus Guaranteed Account. This dollar cost averaging option must be elected at the time of application and only applies to premium received during the initial six months following the Policy Date. We will transfer a portion of your Account Value in the DCA Plus Guaranteed Account at the end of each month over a six-month period as follows - at the end of the first month, we will transfer one-sixth; at the end of the second month, we will transfer one-fifth; at the end of the third month, we will transfer one-fourth; at the end of the fourth month, we will transfer one-third; at the end of the fifth month, we will transfer one-half; and at the end of the sixth month, we will transfer the amount remaining in the DCA Plus Guaranteed Account.

During this period, we may credit an interest rate in addition to the interest rate that we are crediting on allocations or transfers to the Guaranteed Account at that time. Additional amounts may not be allocated to the DCA Plus Guaranteed Account after the six-month period.

If you terminate dollar cost averaging while your Account Value includes amounts in the DCA Plus Guaranteed Account, we will transfer that amount to the Guaranteed Account. It will earn interest at the current rate we are crediting on allocations or transfers to the Guaranteed Account.

We reserve the right to establish dollar cost averaging transfer limits, to restrict the subaccounts from which dollar cost averaging transfers may be made, and to eliminate this option all together.

Processing Your Automatic DCA Transfers. We will begin to process your automatic transfers:

o On the first Monthly Anniversary following the end of the period to examine and cancel if you request the automatic DCA transfers when you apply for your policy.

o On the second Monthly Anniversary following the receipt of your request at our Administrative Office if you elect the option after you applied for the policy.

We will stop processing automatic DCA transfers if:

o The funds in the transferring subaccount or the Guaranteed Account have been depleted;

o We receive your written request at our Administrative Office to cancel future transfers;

o     We receive notification of death of the Insured; or

o     Your policy goes into a Grace Period.

Dollar cost averaging may lessen the impact of market fluctuations on your investment. Using dollar cost averaging does not guarantee investment gains or protect against loss in a declining market.

Automatic Rebalancing

We may offer an automatic rebalancing program that rebalances your Account Value to match your allocation instructions.

This program is offered because the Account Value in the Guaranteed Account and the subaccounts will accumulate at different rates as a result of different investment returns. Automatic rebalancing will reset your Account Value in the Guaranteed Account and the subaccounts to your most recent allocation instructions. You may elect the frequency (monthly, quarterly, semi-annually, or annually) as measured from the policy anniversary. On the appropriate day, we will rebalance your Account Value by reallocating it according to your most recent allocation instructions.

There is no charge for this program. We will not count transfers resulting from automatic rebalancing against your free transfers.

We will stop processing automatic rebalancing transfers if:

o we receive your written request at our Administrative Office to cancel future transfers;

o     we receive notification of death of the Insured; or

o     your policy goes into a Grace Period.

We reserve the right to suspend or modify automatic rebalancing or to charge an administrative fee for excessive election or allocation changes. Automatic rebalancing is not available if the Grace Period has commenced.

================================================================================

                                  Death Benefit

================================================================================

Life Insurance Proceeds

During the policy term, we will pay the Life Insurance Proceeds to the Beneficiary after the Insured's death. To make payment, we must receive at our Administrative Office:

o     satisfactory proof of the Insured's death; and

o     the policy.

The Beneficiary will receive the Life Insurance Proceeds in one lump sum.

Payment of Life Insurance Proceeds. We will pay the Life Insurance Proceeds generally within seven days after we receive the required information. We will pay the Life Insurance Proceeds to the Beneficiary in one lump sum. Payment of the Life Insurance Proceeds may also be affected by other provisions of the policy.

We will pay interest on the Life Insurance Proceeds from the date of the Insured's death to the date of payment as required by applicable state law.

Amount of Life Insurance Proceeds. We will determine the Life Insurance Proceeds as of the date of the Insured's death. The Life Insurance Proceeds will depend on the tax qualification option that you select and will equal:

o the amount of the Death Benefit determined according to the Attained Age of the Insured as described below; plus

o     any other benefits then due from riders to the policy; minus

o     the Outstanding Loan, if any, minus

o     any overdue monthly deductions if the Insured dies during a Grace Period.

Death Benefit Options

Before Attained Age 100.

Before the Insured reaches Attained Age 100, we will determine the Death Benefit according to the death benefit option you select. You may select from three death benefit options.

Level Death Benefit Option.

o     Level Death Benefit Option

      The Death Benefit will be the greater of:
      (1)   Face Amount; or
      (2) Account Value on the date of death multiplied by the appropriate minimum death benefit factor

You should consider this death benefit option if you want to minimize your cost of insurance.

Variable Death Benefit Option.

o     Variable Death Benefit Option

      The Death Benefit will be the greater of:
      (1)   Face Amount plus Account Value on the date of death; or
      (2) Account Value on the date of death multiplied by the appropriate minimum death benefit factor.

You should consider this death benefit option if you want your Death Benefit to vary with your Account Value. Premium Recovery Death Benefit Option.

o     Premium Recovery Death Benefit Option

      The Death Benefit will be the greater of:
      (1) Face Amount plus premium paid until the policy anniversary prior to the date of death minus partial withdrawals; or
      (2) Account Value on the date of death multiplied by the appropriate minimum death benefit factor.

You should consider this death benefit if you want your Death Benefit to include your premium paid.

After Attained Age 100.

After the Insured reaches Attained Age 100, the Death Benefit will equal your Account Value. As of that time, any rider to the policy will end without value, we will not accept any additional premium, and we will not deduct the mortality and expense risk charge or charge the monthly deduction. However, while the policy is in force you may continue to request policy loans, partial withdrawals, surrenders, and transfers as described in this prospectus.

Tax Qualification Options.

Section 7702 of the Code provides alternative testing procedures for meeting the definition of life insurance. Each policy must qualify under one of these two tests and you may select the test we use for ensuring your policy meets the definition of life insurance.

For both tests under Section 7702, there is a minimum Death Benefit required at all times. This is equal to the Account Value multiplied by the appropriate minimum death benefit factor. These factors depend on the tax qualification option and will be based on the Attained Age and sex of the Insured. A table of the applicable factors is located in your policy.

The two tax qualification options are:

Guideline Premium/Cash Value Corridor Test.

o     Guideline Premium/Cash Value Corridor Test.

Cash Value Accumulation Test.

o Cash Value Accumulation Test. This tax qualification option should be considered if you want to maximize the premium permitted for your policy.

Once you have selected the tax qualification option for your policy, it may not be changed.

Changes in Death Benefit Options

Unless you select the Premium Recovery Death Benefit Option, you may request a change in death benefit option at any time after the first policy anniversary while your policy is in force and before the Insured reaches Attained Age 100.

How to request a change.

You may change your death benefit option by providing your agent with a written request or by writing to us at our Administrative Office. We may require that you submit satisfactory evidence of insurability to us.

If you request a change from the Level Death Benefit Option to the Variable Death Benefit Option, we will decrease the Face Amount by an amount equal to your Account Value on the date the change takes effect. However, we will not allow such a change if it would reduce the Face Amount below the minimum Face Amount. This change will also cancel all future Face Amount increases under the Automatic Face Amount Increase Option.

If you request a change from the Variable Death Benefit Option to the Level Death Benefit Option, we will increase the Face Amount by an amount equal to your Account Value on the date the change takes effect. Such decreases and increases in the Face Amount are made so that the Death Benefit remains the same on the date the change takes effect.

Once a change is approved, we will issue new policy information pages and attach a copy of your application for change. The change will take effect at the beginning of the policy month that coincides with or next follows the date we approve your request. We reserve the right to decline to make any changes that we determine would cause the policy to fail to qualify as life insurance under our interpretation of the Code.

Changes in Face Amount

When you apply for a policy, you may select the Automatic Face Amount Increase Option. In addition, you may request a change in the Face Amount at any time after the first policy anniversary while the policy is in force and before the Insured reaches Attained Age 100, subject to any evidence of insurability requirements. We will not make a change in Face Amount that causes your policy to fail to qualify as life insurance under the Code.

Automatic Face Amount Increase Option. Under the Automatic Face Amount Increase Option, the Face Amount will be automatically increased on specified policy anniversaries up to a maximum total for all increases that is twice the initial Face Amount. You may select the Automatic Face Amount Increase Option only if you also select the Level Death Benefit Option. When you select this option, you must specify:

o the policy anniversaries on which the Face Amount increase will begin. The increase must begin no later than the tenth policy anniversary.

o the amount of increase, which may be no less than 1% and no more than 6% of the initial Face Amount.

You may elect to cancel the automatic increase. If you do so, we will cancel all future increases. We require at least 30 days written notice before the effective date of an increase. In addition, any request to decrease the Face Amount or change from the Level Death Benefit Option to the Variable Death Benefit Option will cancel all future automatic increases.

Increases in Face Amount. Any request for an increase:

o     Must be made after the first policy anniversary.

o     Must be for at least $10,000.

o     May not be requested more than once each policy year.

o     May not be requested after the Insured's Attained Age 85.

A written application must be submitted to our Administrative Office along with satisfactory evidence of insurability. You must return the policy so we can amend it to reflect the increase. The requested increase in Face Amount will become effective on the Monthly Anniversary on or next following the date the increase is approved and the Account Value will be adjusted to the extent necessary to reflect a monthly deduction as of the effective date of the increase in Face Amount.

Decreases in Face Amount. Any request for a decrease:

o     Must be made after the first policy anniversary.

o     Must be for at least $5,000.

o Must not cause the Face Amount after the decrease to be less than the minimum Face Amount at which we would issue a policy.

During the second through the fifth policy years, you may decrease the Face Amount by up to 25% of the initial Face Amount each policy year. The decreases may be cumulative. If the Face Amount is decreased during the first 10 policy years or within 10 policy years of an increase in Face Amount, a surrender charge will be applicable.

Consequences of a Change in Face Amount. Both requested increases and decreases in Face Amount may impact the surrender charge. In addition, a requested increase or decrease in Face Amount may impact the status of the policy as a modified endowment contract. An increase in Face Amount, other than as a result of a scheduled automatic increase, will cause the termination of the policy's no lapse provision. A decrease in the Face Amount will cancel the Automatic Face Amount Increase Option.

Changes in Owner or Beneficiary

While the Insured is living, you may request a change in the owner or Beneficiary. The change will take effect on the date you sign the notice, but will not apply to any payment we make or other action we take before we receive the notice.

================================================================================

                     Cash Benefits During the Insured's Life

================================================================================

During the life of the Insured, your policy has cash benefits that you may access within limits by taking loans or making a partial withdrawal or surrender.

Policy Loans

You may request a loan against your policy at any time while the policy has a Net Cash Surrender Value. We limit the minimum and maximum amount of a loan you may take as follows:

o     Maximum Loan Amount

(l) During the first policy year, you may take a loan so long as the Outstanding Loan (including the loan at issue) does not exceed 75% of the Cash Surrender Value.

(2)   After the first policy year, the maximum loan amount you may take is:

      (a)   Your Net Cash Surrender Value, less

      (b) Loan interest to the next policy anniversary on the loan amount you are currently requesting , less

      (c) The amount we calculate for the monthly deductions for each Monthly Anniversary up to the next policy anniversary.

o     Minimum Loan Amount -- $500.

How to request a loan.

You must submit a written request for a loan to the Administrative Office. Policy loans will be processed as of the date we receive the request at our Administrative Office. Loan proceeds generally will be sent to you within seven days. We reserve the right to defer any loan payment for up to six months.

Interest. We charge interest daily on any Outstanding Loan at a declared annual rate not to exceed 6%. The maximum net cost (the difference between the rate of interest we charge on policy loans and the amount we credit on the equivalent amount held in the Loan Account) of a loan is 2% per year until the tenth policy anniversary. After the tenth policy anniversary, the net cost is 0%. Interest is due and payable at the end of each policy year while a policy loan is outstanding. If interest is not paid when due, the amount of the interest is added to the loan and becomes part of the Outstanding Loan.

Loan Account. You may direct us to take an amount equal to the loan proceeds and any amount attributed to unpaid interest from any subaccount or from the Guaranteed Account. Otherwise, we will withdraw this amount from each subaccount and Guaranteed Account on a pro rata basis. We transfer this amount to the Loan Account in the Guaranteed Account.

When a loan is repaid, an amount equal to the repayment will be transferred from the Loan Account to the subaccounts and Guaranteed Account in accordance with your premium allocation percentages in effect at the time of repayment.

Effect of Policy Loan. A policy loan, whether or not repaid, will have a permanent effect on the Life Insurance Proceeds and Account Value because the investment results of the subaccounts and current interest rates credited to the Guaranteed Account will apply only to the non-loaned portion of the Account Value. The longer the loan is outstanding, the greater this effect is likely to be. Depending on the investment results of the subaccounts or credited interest rates for the Guaranteed Account while the policy loan is outstanding, the effect could be favorable or unfavorable.

In addition, loans from modified endowment contracts may be treated for tax purposes as distributions of income. You should consult your tax adviser before taking a loan.

If the Life Insurance Proceeds become payable while a policy loan is outstanding, the Outstanding Loan will be deducted in calculating the Life Insurance Proceeds.

If the Outstanding Loan exceeds the Net Cash Surrender Value on any Monthly Anniversary, the policy will lapse. We will send you, and any assignee of record, notice of the lapse. The notice will specify the amount that must be repaid to prevent termination. You will have the opportunity during the Grace Period to submit sufficient payment to avoid termination.

Outstanding Loan. The Outstanding Loan on a Valuation Date equals:

o All policy loans that have not been repaid (including past due unpaid interest added to the loan), plus

o     accrued interest not yet due.

Loan Repayment. You may repay all or part of your Outstanding Loan at any time while the Insured is living and the policy is in force. Loan repayments must be sent to our Administrative Office and will be credited as of the date received. You must indicate that the amount paid is for a loan repayment.

Partial Withdrawals

Requirements for Partial Withdrawals.

You may request a partial withdrawal at any time after the first policy anniversary. Currently, we limit the number of partial withdrawals to four each policy year. This does not include withdrawals made as part of the systematic withdrawal program. We may limit the minimum and maximum amount of withdrawals.

o Maximum Partial Withdrawal Amount - your policy's Net Cash Surrender Value except that the withdrawal may not cause the Face Amount to be less than the required minimum Face Amount.

o Minimum Partial Withdrawal Amount - $250. This limit does not apply to withdrawals under the systematic withdrawal program.

o Maximum Partial Withdrawal From the Guaranteed Account - during any policy year you may only withdraw from the Guaranteed Account 25% of your Account Value in the Guaranteed Account (not including the Loan Account) on the most recent policy anniversary reduced by all prior partial withdrawals and transfers from the Guaranteed Account during that policy year.

o Maximum Partial Withdrawal From the Guaranteed Account If You Are a Participant in the Systematic Withdrawal Program - under this circumstance during any policy year you may only withdraw the greater of:

      (1) 25% of your Account Value in the Guaranteed Account (not including the Loan Account) on the most recent policy anniversary reduced by all prior partial withdrawals and transfers from the Guaranteed Account during that policy year; or

      (2) The maximum amount you may have withdrawn from the Guaranteed Account in any of the prior policy years.

How to request a partial withdrawal.

You must submit a written request to our Administrative Office. We will reduce your Account Value by the partial withdrawal amount plus any applicable charges. When you request a partial withdrawal, you may direct us to take the requested amount from any subaccount or from the Guaranteed Account. If you do not direct us or if the Account Value in the subaccount or Guaranteed Account is insufficient to withdraw the amount requested, we will withdraw all or the difference from the remaining subaccounts on a pro rata basis.

We will process partial withdrawal requests at the price next computed after we receive your written request at our Administrative Office. We will generally pay partial withdrawals within seven days.

Expenses for Partial Withdrawal. During the first ten policy years or for the ten policy years following a requested increase in Face Amount, we will deduct the applicable surrender charge on a partial withdrawal. This charge will be deducted from your Account Value along with the amount requested to be withdrawn and will be considered part of the partial withdrawal (together, the "partial withdrawal amount"). Currently, we do not assess a processing fee for partial withdrawals. However, we reserve the right to assess a $25 processing charge for each withdrawal.

Effect of Partial Withdrawal on your Face Amount. The Face Amount of your policy will also be reduced by the partial withdrawal amount if you selected the Level Death Benefit Option.

We will reduce the Face Amount by the amount of the partial withdrawal in the following order:

(1) The most recent increase in the Face Amount, if any, will be reduced first.

(2) The next most recent increases in the Face Amount, if any, will then be successively decreased.

(3)   The initial Face Amount will then be decreased.

No partial withdrawal may be made that would reduce the Face Amount below the minimum Face Amount.

Partial withdrawals from your policy may have tax consequences.

Systematic Withdrawal Program

You may access your Account Value by electing the systematic withdrawal program. This program allows you to automatically receive payments on a monthly, quarterly, semi-annual or annual basis. You may request to participate in the systematic withdrawal program at any time after the first policy anniversary.

You have the option to switch to borrowing from your Account Value once a specified amount of withdrawals has been reached or at any time after the first policy anniversary. You may also elect to borrow the interest due on your outstanding loan balance in order to continue to receive a steady stream of income. Loans taken under this program are not subject to the minimum loan amount.

Some withdrawals or loans may be taxable. Please consult your tax adviser before requesting a withdrawal or a loan.

Surrendering the Policy for Net Cash Surrender Value

You may surrender your policy at any time for its Net Cash Surrender Value by submitting a written request to our Administrative Office. We will require the return of the policy. A surrender charge may apply. We will process a surrender request as of the date we receive your written request and all required documents. Your surrender request generally will be paid within seven days. The Net Cash Surrender Value must be taken in one lump sum. Your policy will terminate and cease to be in force if it is surrendered and no Life Insurance Proceeds will be payable. Your policy cannot later be reinstated.

================================================================================

                          Payment Options for Benefits

================================================================================

Currently, we only offer a lump sum payment option for receiving proceeds payable under the policy, such as upon surrender or death.

================================================================================

                             Expenses of the Policy

================================================================================

Periodically, we will deduct expenses related to your policy. We will deduct these:

o     from premium, Account Value and from subaccount assets; and

o     upon certain transactions.

The amount of these expenses are described in your policy as either guaranteed or current. We will never charge more than the guaranteed amount. We may in our discretion deduct expenses on a current basis that is less than the guaranteed amount.

Deductions From Premium

We will deduct up to a maximum of 8% from each premium payment in policy years 1-10 and up to 6% thereafter to provide for state premium taxes, DAC taxes, and other expenses associated with acquiring and servicing a policy. Currently, the deduction is 5% of each premium payment up to the target premium amount and 2% of any premium paid in excess of the target premium amount for policy years 1-10. Beginning in policy year 11, we currently charge 3% of each premium payment up to the target premium amount and 2% of any premium paid in excess of the target premium amount.

Monthly Deductions From Account Value

On the Policy Date and each Monthly Anniversary thereafter until the Insured reaches Attained Age 100, we make a deduction from your Account Value. If the Issue Date is later than the Policy Date, we will make a deduction on the Issue Date for the Policy Date and any Monthly Anniversaries that have elapsed since the Policy Date. For this purpose, the Policy Date is treated as a Monthly Anniversary.

On each Monthly Anniversary we will deduct charges for:

o     The administration of your policy.

o     The acquisition and underwriting costs of your policy.

o     The cost of insurance for your policy.

o     The cost of any supplemental benefits or riders.

Subject to our approval, you may request us to take the monthly deductions from your Account Value allocated to the Guaranteed Account (not including the Loan Account) or specified subaccounts. Otherwise, we will take the monthly deductions from each subaccount and the Guaranteed Account on a pro rata basis.

Administrative Charge. This charge compensates us for administrative expenses associated with the policy and the Variable Account. These expenses relate to premium billing and collection, record keeping, processing claims, policy loans, policy changes, reporting and overhead costs, processing applications and establishing policy records. This charge will be no more than $7.50 per month. Currently, the charge is $7.50 per month.

Acquisition Charge. We will make a deduction from your Account Value for expenses associated with the acquisition and underwriting costs to issue your policy. This charge will vary based on the Insured's age, sex and rate class. We deduct an amount per $1,000 of Face Amount as shown in Appendix A. The charge is assessed for the first five policy years and, if you request an increase in the Face Amount, for the first five years following that increased Face Amount.

Cost of Insurance Charge. This charge compensates us for providing insurance coverage. The charge depends on a number of factors, such as Attained Age, sex and rate class of the Insured, and therefore will vary from policy to policy and from month to month. For any policy the cost of insurance on a Monthly Anniversary is calculated by multiplying the cost of insurance rate for the Insured by the net amount at risk under the policy on that Monthly Anniversary.

Net Amount at Risk.

If the Death Benefit is equal to the Face Amount, the Face Amount plus Account Value, or the Face Amount plus premium paid until the policy anniversary prior to the date of death minus partial withdrawals, then the net amount at risk is calculated as (a) minus (b) where:

(a) is the current Death Benefit at the beginning of the policy month divided by 1.0032737; and

(b) is the current total Account Value.

If the Death Benefit is equal to the Account Value multiplied by the appropriate minimum death benefit factor, then the net amount at risk is calculated as (a) minus (b) where:

(a) is the current Death Benefit at the beginning of the policy month; and

(b) is the current total Account Value

Rate Classes for Insureds. We currently rate Insureds in one of the following basic rate classifications based on our underwriting:

o     preferred plus nonsmoker;

o     preferred nonsmoker;

o     standard plus nonsmoker;

o     standard nonsmoker;

o     smoker;

o     substandard for those involving a higher mortality risk.

We place the Insured in a rate class when we issue the policy based on our underwriting determination. This original rate class applies to the initial Face Amount, as well as subsequent automatic increases in Face Amount under the Automatic Face Amount Increase Option under the policy. When an increase in Face Amount is requested, we conduct underwriting before approving the increase (except as noted below) to determine whether a different rate class will apply to the increase. If the rate class for the increase has lower guaranteed cost of insurance rates than the original rate class, the rate class for the increase also will be applied to the initial Face Amount. If the rate class for the increase has higher guaranteed cost of insurance rates than the original rate class, the rate class for the increase will apply only to the increase in Face Amount and the original rate class will continue to apply to the initial Face Amount and to automatic increases in the Face Amount.

If there have been requested increases in the Face Amount, we may use different cost of insurance rates for the requested increased portions of the Face Amount. For purposes of calculating the cost of insurance charge after the Face Amount has been increased, the Account Value will be applied to the initial Face Amount first and then to any subsequent requested increases in Face Amount. If at the time an increase is requested, the Account Value exceeds the initial Face Amount (or any subsequently increased Face Amount) divided by 1.0032737, the excess will then be applied to the subsequent increase in Face Amount in the sequence of the increases.

In order to maintain the policy in compliance with Section 7702 of the Code, under certain circumstances, an increase in Account Value will cause an automatic increase in the Death Benefit. The Attained Age and rate class for such requested increase will be the same as that used for the most recent increase in Face Amount (that has not been eliminated through a subsequent decrease in Face Amount).

The guaranteed cost of insurance charges at any given time for a substandard policy with flat extra charges will be based on the guaranteed maximum cost of insurance rate for the policy (including table rating multiples, if applicable), the then current net amount at risk, plus the actual dollar amount of the flat extra charge.

Our current cost of insurance rates may be less than the guaranteed rates. Our current cost of insurance rates will be determined based on our expectations as to future mortality, investment, expense and persistency experience. These rates may change from time to time. In our discretion, the current charge may be increased in any amount up to the maximum guaranteed charge shown in the table.

Cost of insurance rates (whether guaranteed or current) for an Insured in a nonsmoker rate class are generally lower than rates for an Insured of the same age and sex in a smoker rate class. Cost of insurance rates (whether guaranteed or current) for an Insured in a nonsmoker or smoker rate class are generally lower than rates for an Insured of the same age and sex and smoking status in a substandard rate class.

Legal Considerations Relating to Sex-Distinct Premium and Benefits. Mortality tables for the policy generally distinguish between males and females. Thus, premium and benefits under the policy covering males and females of the same age will generally differ.

We may also offer the policy based on unisex mortality tables if required by state law. Employers and employee organizations considering the purchase of a policy should consult their legal advisers to determine whether purchase of a policy based on sex- distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Upon request, we may offer the policy with unisex mortality tables to such prospective purchasers.

Deduction From Variable Account Assets

Mortality and Expense Risk Charge. We deduct a daily charge from the net assets in the subaccounts for assuming certain mortality and expense risks under the policy. This charge does not apply to the amounts you allocate to the Guaranteed Account. Currently, we charge an annual rate of 0.75% of the subaccount assets for the first 10 policy years, 0.25% for policy years 11 through 20, and 0.10% thereafter. The guaranteed charge is at an annual rate of 0.90% for the first 10 policy years, 0.40% for policy years 11 through 20, and 0.25% thereafter. Although the charge may be increased or decreased in our sole discretion, it is guaranteed not to exceed those annual rates for the duration of a policy.

The mortality risk we assume is that the Insured under a policy may die sooner than anticipated and, therefore, we will pay an aggregate amount of Life Insurance Proceeds greater than anticipated. The expense risk we assume is that expenses incurred in issuing and administering all policies and the Variable Account will exceed the amounts realized from the administrative charges assessed against all policies.

Deductions Upon Policy Transactions

Transfer Charge. We currently impose a $25 transfer charge on any transfer of Account Value among the subaccounts and the Guaranteed Account in excess of the 12 free transfers permitted each policy year. If applicable, we will deduct the charge from the amount you transfer before allocation to the new subaccount(s) or to the Guaranteed Account. The confirmation of the transaction will show the transfer charge, if any.

Surrender Charge. If the policy is surrendered or there is a decrease in Face Amount during the first 10 policy years, we will deduct a surrender charge based on the initial Face Amount. If a policy is surrendered or there is a decrease in Face Amount within 10 years after a requested increase in Face Amount, we will deduct a surrender charge based on the increase in Face Amount. The surrender charge will be deducted before any surrender proceeds are paid.

Surrender Charge Calculation. In general, the surrender charge is based on the Face Amount. The surrender charge will be no greater than the product of (1) times (2) times (3) where:

(1)   is equal to the Face Amount divided by $1,000;

(2) is equal to a surrender charge factor per $1,000 based on the Insured's age, sex and rate class; and

(3) is equal to the factor based upon the number of years that have elapsed since the Policy Date or requested increase in Face Amount, as described in the following table:

              Year                      Factor
              ----                      ------

               1......................   100%

               2......................    90%

               3......................    80%

               4......................    70%

               5......................    60%

               6......................    50%

               7......................    40%

               8......................    30%

               9......................    20%

              10......................    10%

             11+......................     0%

The product of (1) and (2) will be capped at a level not to exceed a maximum surrender charge based on a rate per $1,000 of Face Amount. A table of surrender charge factors per $1,000 of Face Amount is shown in Appendix A.

Surrender Charge Based On An Increase Or Decrease In Face Amount. A requested increase in Face Amount of the policy will result in an additional surrender charge during the 10 policy years immediately following the requested increase. The additional surrender charge period will begin on the effective date of the requested increase. If the Face Amount of the policy is reduced before the end of the 10th policy year or within 10 years immediately following a Face Amount increase, we may also deduct a pro rata share of any applicable surrender charge from your Account Value. Reductions will first be applied against the most recent requested increase in the Face Amount of the policy. They will then be applied to prior requested increases in Face Amount of the policy in the reverse order in which such increases took place, and then to the initial Face Amount of the policy.

Surrender Charge Upon Partial Withdrawal. During the surrender charge period we will deduct a surrender charge:

o     Upon a partial withdrawal; and

o     If you decrease your Face Amount.

We deduct the surrender charge from the subaccounts and the Guaranteed Account in the same proportion as we deduct the amounts for your partial withdrawal.

Surrender Charge Due to Partial Withdrawal. We deduct an amount equal to the applicable surrender charge multiplied by a fraction (equal to the surrender charge applicable to the policy immediately prior to the partial withdrawal, multiplied by the ratio of (1) the reduction in Face Amount, if any, associated with the partial withdrawal to (2) the Face Amount prior to the partial withdrawal).

Surrender Charge Due to Decrease in Face Amount. We deduct an amount equal to the applicable surrender charge multiplied by a fraction (equal to the decrease in Face Amount divided by the Face Amount of the policy prior to the decrease).

Partial Withdrawal Administrative Charge. We reserve the right to deduct an administrative charge upon a partial withdrawal of up to $25 per partial withdrawal. Currently, we do not assess an administrative charge for partial withdrawals. In certain states the charge may be the lesser of $25 or 2% of the amount withdrawn.

Discount Purchase Programs

The amount of the surrender charge and other charges under the policy may be reduced or eliminated when sales of the policy are made to individuals or to groups of individuals in a manner that in our opinion results in expense savings. For purchases made by officers, directors and employees of the company, an affiliate, or any individual, firm, or a company that has executed the necessary agreements to sell the policy, and members of the immediate families of such officers, directors, and employees, we may reduce or eliminate the surrender charge. Any variation in charges under the policy, including the surrender charge, administrative charge or mortality and expense risk charge, will reflect differences in costs or services and will not be unfairly discriminatory.

================================================================================

                        Supplemental Benefits and Riders

================================================================================

We intend to make available certain supplemental benefits and riders which may in the future be issued with the policy. Any monthly charges for these supplemental benefits and riders, as listed below, will be deducted from the Account Value. The addition of riders may affect the cost of insurance.

Automatic Face Increase Optium (AFIO)

Accidental Death Benefit Rider (ADB)

Primary Insured Rider (PIR)

Waiver of Monthly Deductions Rider (WMD)

================================================================================

                             Other Policy Provisions

================================================================================

Right to Exchange or Convert

You may exchange or convert this policy to a flexible premium fixed benefit life insurance policy on the life of the Insured, without evidence of insurability. This exchange may be made:

(a)   within 24 months after the Issue Date while the policy is in force;

(b) within 24 months of any increase in Face Amount of the policy, other than under the Automatic Face Amount Increase Option; or

(c) within 60 days of the effective date of a material change in the investment policy of a subaccount, or within 60 days of the notification of such change, if later. In the event of such a change, we will notify you and give you information on the options available.

When an exchange or conversion is requested, we accomplish the exchange by transferring all of the Account Value to the Guaranteed Account. There is no charge for this transfer. Once this option is exercised, the entire Account Value must remain in the Guaranteed Account for the remaining life of the policy. The Face Amount in effect at the time of the exchange will remain unchanged. The Policy Date, Issue Date, and issue age of the Insured will remain unchanged. The owner and Beneficiary are the same as were recorded immediately before the exchange.

Incontestability

We will not contest the policy after it has been in force during the Insured's lifetime for two years from the Issue Date. Any increase in the Face Amount will be incontestable with respect to statements made in the evidence of insurability for that increase after the increase has been in force during the life of the Insured for two years after the effective date of the increase.

Suicide Exclusion

If the Insured commits suicide (while sane or insane) within two years (unless otherwise specified by state law) after the Issue Date, our liability will be limited to the payment of a single sum. This sum will be equal to the premium paid, minus any loan and accrued loan interest, any partial withdrawal, and the cost of any riders attached to the policy. If the Insured commits suicide (while sane or insane) within two years (unless otherwise specified by state law) after the effective date of a requested increase in the Face Amount, then our liability as to the increase in amount will be limited to the payment of a single sum equal to the monthly cost of insurance deductions made for such increase plus the expense charge deducted for the increase.

Misstatement of Age or Sex

If an Insured's age or sex has been misstated in the policy, the Death Benefit and any benefits provided by riders shall be those which would be purchased at the most recent monthly deduction for the cost of insurance charge for the correct age and sex.

Changes in the Policy or Benefits

At any time we may make such changes in the policy as are necessary to assure compliance at all times with the definition of life insurance prescribed by the Code or to make the policy conform with any law or regulation issued by any government agency to which it is subject.

When Proceeds Are Paid

We will ordinarily pay Life Insurance Proceeds, loan proceeds, and partial withdrawal or surrender proceeds within seven days after receipt at our Administrative Office of all the required documents. Other than the Life Insurance Proceeds, which is determined as of the date of death, the amount will be determined as of the date of receipt of required documents. However, we may delay making a payment or processing a transfer request if:

(1) the disposal or valuation of the Variable Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the Securities and Exchange Commission, or the Securities and Exchange Commission declares that an emergency exists; or

(2) the Securities and Exchange Commission by order permits postponement of payment for your protection.

In addition we may delay making deductions from the Guaranteed Account for up to 6 months after we receive your request.

Reports to Owners

We will send you a confirmation within seven days of the following transactions:

o the receipt of any unplanned premium (and any premium received before the Issue Date);

o     any change of allocation of premium;

o     any transfer among subaccounts;

o     any loan, interest repayment, or loan repayment;

o     any partial withdrawal;

o any return of premium necessary to comply with applicable maximum receipt of any premium payment;

o     any exercise of your right to cancel;

o     an exchange of the policy;

o     full surrender of the policy; or

o     payment of the Life Insurance Proceeds under the policy.

Within 30 days after each policy anniversary we will send you an annual statement. The statement will show the Death Benefit currently payable, and the current Account Value, Cash Surrender Value, and the Outstanding Loan. The statement will also show premium paid, all charges deducted during the policy year, and all transactions. We will also send to you annual and semi-annual reports for the Variable Account.

Assignment

You may assign the policy, if we agree, in accordance with its terms by using a form provided by us. We will not be deemed to know of an assignment unless we receive a copy of this assignment form at our Administrative Office. We assume no responsibility for the validity or sufficiency of any assignment. Any assignment or pledge of a modified endowment contract as collateral for a loan may result in a taxable event.

Reinstatement

If the policy has ended without value, you may reinstate Policy benefits while the Insured is alive if you:

1. Request in writing a reinstatement of policy benefits within three years (unless otherwise specified by state law) from the end of the Grace Period;

2.    Provide evidence of insurability satisfactory to us;

3. Make a payment of an amount sufficient to cover (i) total monthly deductions for three months, calculated from the effective date of reinstatement; and (ii) the premium expense charge. We will determine the amount of this required payment as if no interest or investment performance were credited to or charged against your Account Value; and

4. Repay or reinstate any Outstanding Loan which existed on the date the policy ended.

The effective date of the reinstatement of policy benefits will be the next Monthly Anniversary which coincides with or next follows the date we approve your request. We will deduct the premium expenses from the required payment. The monthly expense charges, Account Value, Outstanding Loan and surrender charge that will apply upon reinstatement will be those that were in effect on the date the policy lapsed. We will start to make monthly deductions again as of the effective date of reinstatement.

================================================================================

                             Performance Information

================================================================================

From time to time we may advertise the total return and the average annual total return of the subaccounts and the portfolios. Both total return and average total return figures are based on historical earnings and are not intended to indicate future performance.

Total return for a portfolio refers to the total of the income generated by the portfolio net of total portfolio operating expenses plus capital gains and losses, realized or unrealized. Total return for the subaccounts refers to the total of the income generated by the portfolio net of total portfolio operating expenses plus capital gains and losses, realized or unrealized, and the mortality and expense risk charge. Average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative return if a portfolio's or subaccount's performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in the return of the portfolio, they are not the same as actual year-by-year results.

The performance information set forth in Appendix B reflects the total of the income generated by the portfolio net of the total portfolio operating expenses (i.e., management fees and other portfolio expenses), plus capital gains and losses, realized or unrealized, and the mortality and expense risk charge. The performance results do not reflect any other charges deducted from premium, Account Value, or Variable Account assets (for example, monthly deductions, cost of insurance, surrender charge, sales load, DAC taxes, and any state or local premium taxes). If these charges were included, the total return figures would be lower.

Performance information may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), Shearson Lehman Aggregate Bond Index or other unmanaged indices so that investors may compare the subaccount results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of variable life separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons, such as Morningstar, Inc., who rank such investment products on overall performance or other criteria; or (iii) the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment in the subaccount. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

We may provide in advertising, sales literature, periodic publications or other materials information on various topics of interest to owners and prospective owners. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer and account rebalancing), the advantages and disadvantages of investing in tax-deferred and taxable investments, customer profiles and hypothetical purchase and investment scenarios, financial management and tax and retirement planning, and investment alternatives to certificates of deposit and other financial instruments, including comparisons between the policy and the characteristics of and market for such financial instruments.

Total return data may be advertised based on the period of time that the portfolios have been in existence. The results for any period prior to the policy being offered will be calculated as if the policy had been offered during that period of time, with all charges assumed to be those applicable to the policy.

Performance information for any subaccount in any advertising will reflect only the performance of a hypothetical investment in the subaccount during the particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the portfolio in which the subaccount invests and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. Actual returns may be more or less than those shown in any advertising and will depend on a number of factors, including the investment allocations by an owner and the different investment rates of return for the portfolios.

================================================================================

                        Federal Income Tax Considerations

================================================================================

The following summarizes the current federal income tax law that applies to life insurance in general. This summary does not cover all situations. This summary is based upon our understanding of the current federal income tax laws and current interpretations by the Internal Revenue Service. We cannot predict whether the Code will change. You should speak to a competent tax adviser to discuss how the purchase of a policy and the transactions you make under the policy will impact your federal tax liability.

Tax Status of the Policy

A policy has certain tax advantages when it is treated as a "life insurance contract" under the Code. We believe that the policy meets the definition of a life insurance contract under Section 7702 of the Code. You bear the risk that the policy may not meet the definition of a life insurance contract. You should consult your own tax advisers to discuss these risks.

The Company

We are taxed as a life insurance company under the Code. For federal tax purposes, the Variable Account and its operations are considered to be part of our operations and are not taxed separately.

Diversification and Investor Control

The Code requires that we diversify the investments underlying variable insurance contracts. If the investments are not properly diversified and any remedial period has passed, Section 817(h) of the Code provides in general the contract is immediately disqualified from treatment as a life insurance contract for federal income tax purposes. Disqualification of the policy as a life insurance contract would result in taxable income to you at the time that we allocate any earnings to your policy. You would have taxable income even though you have not received any payments under the policy.

To the extent that any segregated asset account with respect to a variable life insurance contract invests exclusively in securities issued by the U.S. Treasury, the diversification standard is satisfied. A segregated asset account underlying life insurance contracts such as the policy will also meet the diversification requirements if, as of the close of each quarter:

      o the regulated investment companies (i.e., fund or portfolio) in which the segregated asset account invest satisfy the diversification requirements described in the next paragraph; and

      o not more than 55% of the value of the assets of the account are attributable to cash and cash items (including receivables), government securities and securities of other regulated investment companies.

The diversification requirements also may be met for the segregated asset account if:

      o no more than 55% of the value of the total assets of the portfolio is represented by any one investment;

      o no more than 70% of the value of the total assets of the portfolio is represented by any two investments;

      o no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and

      o no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

Generally, each U.S. government agency or instrumentality is treated as a separate issuer under these rules.

All securities of the same issuer are generally treated as a single investment.

We intend that each portfolio in which the subaccounts invest will be managed by its investment adviser in compliance with these diversification requirements.

A variable life insurance policy could fail to be treated as a life insurance contract for tax purposes if the owner of the policy has such control over the investments underlying the policy (e.g., by being able to transfer values among many portfolios with only limited restrictions) so as to be considered the owner of the underlying investments. There is some uncertainty on this point because no guidelines have been issued by the Treasury Department. If and when guidelines are issued, we may be required to impose limitations on your rights to control investment designations under the policy. We do not know whether any such guidelines will be issued or whether any such guidelines would have retroactive effect. We, therefore, reserve the right to make changes that we deem necessary to insure that the policy qualifies as a life insurance contract.

Tax Treatment of the Policy

Section 7702 of the Code sets forth a detailed definition of a life insurance contract for federal tax purposes. The Treasury Department has not issued final regulations so that the extent of the official guidance as to how Section 7702 is to be applied is quite limited. If a policy were determined not to be a life insurance contract for purposes of Section 7702, that policy would not qualify for the favorable tax treatment normally provided to a life insurance contract.

With respect to a policy issued on the basis of a standard rate class, we believe that such a policy should meet the Section 7702 definition of a life insurance contract.

With respect to a policy that is issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk), there is less certainty, in particular as to how the mortality and other expense requirements of Section 7702 are to be applied in determining whether such a policy meets the definition of a life insurance contract set forth in Section 7702. Thus, it is not clear that such a policy would satisfy Section 7702, particularly if the you pay the full amount of premium permitted under the policy.

If subsequent guidance issued under Section 7702 leads us to conclude that a policy does not (or may not) satisfy Section 7702, we will take appropriate and necessary steps for the purpose of bringing the policy into compliance, but we can give no assurance that it will be possible to achieve that result. We expressly reserve the right to restrict policy transactions if we determine such action to be necessary to qualify the policy as a life insurance contract under
Section 7702.

Tax Treatment of Policy Benefits In General

This discussion assumes that each policy will qualify as a life insurance contract for federal income tax purposes under Section 7702. The Life Insurance Proceeds under the policy should be excluded from the taxable gross income of the Beneficiary. In addition, the increases in Account Value should not be taxed until there has been a distribution from the policy such as a surrender, partial surrender or lapse with outstanding loan.

Pre-Death Distribution

The tax treatment of any distribution you receive before the insured's death depends on whether the policy is classified as a modified endowment contract.

Policies Not Classified as Modified Endowment Contracts

o If you surrender the policy or allow it to lapse, you will not be taxed except to the extent the amount you receive is in excess of the premium you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the cash surrender value used to repay policy debt. The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

o Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premium you paid for the policy less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 policy years, all or a portion of a withdrawal may be taxed if the cash value exceeds the total premium paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premium paid.

o Extra premium for optional benefits and riders generally do not count in computing the premium paid for the policy for the purposes of determining whether a withdrawal is taxable.

o Loans you take against the policy are ordinarily treated as debt and are not considered distributions subject to tax.

Modified Endowment Contracts

o The rules change if the policy is classified as a modified endowment contract ("MEC"). The policy could be classified as a MEC if premium substantially in excess of scheduled premium is paid or a decrease in the face amount of insurance is made (or a rider removed). The addition of a rider or an increase in the face amount of insurance may also cause the policy to be classified as a MEC. The rules on whether a policy will be treated as a MEC are very complex and cannot be fully described in this summary. You should consult a qualified tax adviser to determine whether a policy transaction will cause the policy to be classified as a MEC. We will monitor your policy and will take steps reasonably necessary to notify you on a timely basis if your policy is in jeopardy of becoming a MEC.

o If the policy is classified as a MEC, then amounts you receive under the policy before the insured's death, including loans and withdrawals, are included in income to the extent that the cash value before surrender charges exceeds the premium paid for the policy increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a MEC is taxable in the same way. These rules also apply to pre-death distributions, including loans, made during the two-year period before the time that the policy became a MEC.

o Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10% unless the amount is received on or after age 59 1/2, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to the policies owned by businesses.

o All MECs issued by us to you during the same calendar year are treated as a single policy for purposes of applying these rules.

Interest on Policy Loans. Except in special circumstances, interest paid on a loan under a policy which is owned by an individual is treated as personal interest under the Code and thus will not be tax deductible. In addition, the deduction of interest that is incurred on any loan under a policy owned by a taxpayer and covering the life of any individual who is an officer or employee of or who is financially interested in the business carried on by that taxpayer may also be subject to certain restrictions set forth in Section 264 of the Code. Before taking a policy loan, you should consult a tax adviser as to the tax consequences of such a loan. (Also Section 264 of the Code may preclude business owners from deducting premium payments.)

Policy Exchanges and Modifications. Depending on the circumstances, the exchange of a policy, a change in the policy's death benefit option, a policy loan, a partial surrender, a surrender, a change in ownership, or an assignment of the policy may have federal income tax consequences. In addition, the federal, state and local transfer, and other tax consequences of ownership or receipt of policy proceeds will depend on the circumstances of each owner or Beneficiary.

Withholding. We are required to withhold federal income taxes on the taxable portion of any amounts received under the policy unless you elect to not have any withholding or in certain other circumstances. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. Special withholding rules apply to payments made to non-resident aliens.

You are liable for payment of federal income taxes on the taxable portion of any amounts received under the policy. You may be subject to penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

Generation Skipping Transfer Tax. A transfer of the policy or the designation of a beneficiary who is either 37 1/2 years younger than the owner or a grandchild of the owner may have generation skipping transfer tax consequences.

Contracts Issued in Connection With Tax Qualified Pension Plans. Prior to purchase of a policy in connection with a qualified plan, you should examine the applicable tax rules relating to such plans and life insurance thereunder in consultation with a qualified tax adviser.

Current Legislation

In April 2001, the House of Representatives passed H.R. 8, which would eliminate, over time, the estate, gift and generation skipping taxes and would partially eliminate the step-up in basis rule applicable to property held in a decedent's estate. Changes in law that reduce estate taxes could reduce the attractiveness of life insurance policies. Also, in March 2001, the House of Representatives passed legislation that would lower individual tax rates. This legislation could, if enacted, also reduce the benefit of tax deferral under life insurance policies. We cannot predict whether any such legislation will be enacted or what the specific terms of any such legislation will be.

Possible Charge for the Company's Taxes

At the present time, we do not deduct any charges for any federal, state or local income taxes. However, we do currently deduct charges for state and federal premium based taxes and the federal DAC tax. We reserve the right in the future to deduct a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the Variable Account or to the policy.

================================================================================

                           Distribution of the Policy

================================================================================

Where the policy may be lawfully sold, it is sold by licensed insurance agents who are registered representatives of broker- dealers registered under the Securities Exchange Act of 1934. The broker-dealers are also members of the National Association of Securities Dealers, Inc.

The policy will be distributed through the principal underwriter for the Variable Account, AIG Equity Sales Corp. ("AIGESC"), 70 Pine Street, New York, New York, an affiliate of ours. AIGESC may also enter into selling agreements with other broker dealers that will offer the policy.

Commissions may be paid to registered representatives based on premium paid for policies sold. Other expense reimbursements, allowances, and overrides may also be paid. Registered representatives who meet certain productivity and profitability standards may be eligible for additional compensation. Additional payments may be made for administrative or other services not directly related to the sale of the policies.

Other Policies Issued by the Company

We may offer other policies similar to those offered herein.

================================================================================

                            About Us and the Accounts

================================================================================

The Company

We are a member of the American International Group, Inc.

American International Life Assurance Company of New York is a stock life insurance company operating under the laws of the State of New York. It was incorporated in 1962. We provide a full range of individual and group life, disability, accidental death and dismemberment policies and annuities. We are a subsidiary of American International Group, Inc., which is a holding company for a number of companies engaged in the international insurance business, both life and general, in approximately 130 countries and jurisdictions around the world.

The Variable Account

We established the Variable Account as a separate investment account on June 5, 1986. It may be used to support the policy and other variable life insurance policies, and used for other permitted purposes. The Variable Account is registered with the Securities and Exchange Commission as a unit investment trust under the federal securities laws.

Although you may have allocated your Account Value to the subaccounts, you do not own these assets. You only own your policy.

We own the assets in the Variable Account. The Variable Account is divided into subaccounts. The subaccounts available under the policy invest in shares of a specific portfolio of a mutual fund. The Variable Account may include other subaccounts that are not available under the policy.

Income, gains and losses, realized or unrealized, of a subaccount are credited to or charged against the subaccount without regard to any of our other income, gains or losses. Assets equal to the reserves and other contract liabilities with respect to each subaccount are not chargeable with liabilities arising out of any of our other businesses or separate accounts. If the assets exceed the required reserves and other liabilities, we may transfer the excess to our general account. We are obligated to pay all benefits provided under the policy.

Rights we have reserved.

We have reserved certain rights regarding the Variable Account. We will exercise these rights only in compliance with all applicable regulatory requirements. We have the right to:

o     change, add or delete designated investment options.

o     add or remove subaccounts.

o withdraw assets of a class of policies to which the policy belongs from a subaccount and put them in another subaccount.

o     combine any two or more subaccounts.

o register other separate accounts or deregister the Variable Account with the Securities and Exchange Commission.

o run the Variable Account under the direction of a committee and discharge such committee at any time.

o restrict or eliminate any voting rights of owners, or other persons who have voting rights as to the Variable Account.

o operate the Variable Account or one or more of the subaccounts by making direct investments or in any other form. If we do so, we may invest the assets of the Variable Account or one or more of the subaccounts in any investments that are legal, as determined by our own or outside counsel.

We will not change an investment adviser or any investment of a subaccount of our Variable Account unless approved by the Commissioner of Insurance of the State of New York or deemed approved in accordance with such law or regulation. Any approval process is on file with the insurance supervisory official of the jurisdiction in which this policy is delivered.

If any change we make results in a material change in the underlying investments of a subaccount, we will notify you of such change. If you have value in that subaccount:

o We will transfer it at your written direction from that subaccount without charge to another subaccount or to the Guaranteed Account, and

o     You may then change your premium allocation percentages.

Voting Rights. We are the legal owner of shares held by the subaccounts and as such have the right to vote on all matters submitted to shareholders of the portfolios. However, as required by law, we will vote shares held in the subaccounts at regular and special meetings of shareholders of the portfolios in accordance with instructions we receive from owners with Account Value in the corresponding subaccounts. If allowed by law or required by law, we may vote shares of the portfolios without obtaining instructions or in disregard to instructions we have received. If we ever disregard voting instructions, we will advise you of that action and our reasons for such action in the next semiannual report.

The Guaranteed Account

The Guaranteed Account is an account within our general account. Our general account assets are used to support our insurance and annuity obligations other than those funded by separate investment accounts. Subject to applicable law, we have sole discretion over the investment of the assets of the general account.

We have not registered interests in the Guaranteed Account under the Securities Act of 1933 or the Guaranteed Account as an investment company under the Investment Company Act of 1940.

The staff of the Securities and Exchange Commission has not reviewed our disclosure regarding the Guaranteed Account. Our disclosure regarding the Guaranteed Account must comply with generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

================================================================================


                      Our Directors and Executive Officers

================================================================================

The directors and principal officers of the company are listed below with their current principal business affiliation and their principal occupations during the past five years. All officers have been affiliated with the company during the past five years unless otherwise indicated.

                                                                             Principal Business
                                                                             Affiliations and
                                                                             Principal Occupations
Name and Address                    Office                                   During Past Five Years
----------------                    ------                                   ----------------------

Michele L. Abruzzo                  Director, Senior Executive               Senior Vice President
80 Pine Street                      Vice President
New York, NY 10005

James A. Bambrick                   Senior Vice President,                   Senior Vice President, A&H
One Alico Plaza                     Chief Operations Officer                 Division
600 King Street
Wilmington, DE  19801

Paul S. Bell                        Director, Senior Vice                    Senior Vice President and Actuary
One Alico Plaza                     President, and Chief
600 King Street                     Actuary
Wilmington, DE 19801

Marion Elizabeth Fajen              Director                                 Retired; formerly Vice President
5608 N. Waterbury Road                                                       and Secretary of AIG, Inc.
Des Moines, IA 50312

Patrick Joseph Foley                Director                                 Retired; formerly Vice President
Donovan, Perry, Carbon                                                       and General Counsel
    McDermit & Radzil
Wall Street Plaza
88 Pine Street
New York, NY 10005

Cecil Calvert Gamwell, III          Director                                 Director - Life Division AIG, Inc.,
419 West Beach Road                                                          Director - Seguros, Venezuela and
Charleston, RI 02813                                                         Director (ALT) Seguros
                                                                             Interamericanos (of New York)

Maurice R. Greenberg                Director                                 Director, Chairman and Chief
70 Pine Street                                                               Executive Officer AIG, Inc.
New York, NY 10270

                                                                             Principal Business
                                                                             Affiliations and
                                                                             Principal Occupations
Name and Address                    Office                                   During Past Five Years
----------------                    ------                                   ----------------------


Jack Russell Harnes                 Director                                 Retired; formerly Medical Director
70 Pine Street
New York, NY 10270

John Iniss Howell                   Director                                 Retired; formerly Director of AIG,
Indian Rock Corporation                                                      Inc. Director of Schroder Capital
263 Glenville Road, 2nd Fl.                                                  Management
Greenwich, CT 06831

Jerome T. Muldowney                 Director, Senior Vice President          Senior Managing Director of AIG
175 Water Street                                                             Global Investment Corp.
New York, NY 10038

Robinson K. Nottingham              Director, Chairman of the Board          Chairman of the Board and Chief
70 Pine Street                                                               Executive Officer of American
New York, NY 10270                                                           International Life Insurance
                                                                             Company (ALICO)

John Oehmke                         Chief Financial Officer,                 Regional Vice President, Controller
One Alico Plaza                     Vice President                           American International Companies,
600 King Street                                                              Japan and Korea
Wilmington, DE 19801

Nicholas A. O'Kulich                Director, Vice Chairman,                 Vice President, Senior Vice
70 Pine Street                      Treasurer                                President of AIG, Inc.
New York, NY 10270

Edmund Sze-Wing Tse                 Director                                 Vice Chairman of AIG, Inc.
70 Pine Street
New York, NY 10270

Elizabeth M. Tuck                   Secretary                                Secretary and Assistant Secretary of
70 Pine Street                                                               AIG, Inc., and certain affiliates
New York, NY 10270

Kenneth D. Walma                    Vice President, General Counsel          Assistant Secretary, Associate
One Alico Plaza                                                              General Counsel
600 King Street
Wilmington, DE 19801

Gerald Walter Wyndorf               Director, Chief Executive Officer        Executive Vice President of AIG
80 Pine Street                      and President                            Life Insurance Company
New York, NY 10038

================================================================================

                                Other Information

================================================================================

State Regulation

We are subject to the laws of New York governing insurance companies and to regulation by the New York Insurance Department. We file an annual statement in a prescribed form with the Insurance Department each year covering our operation for the preceding year and our final condition as of the end of such year. Regulation by the Insurance Department includes periodic examinations to determine our policy liabilities and reserves so that the Insurance Department may certify the items are correct. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of its operations is conducted periodically by the staff of the Insurance Department pursuant to the National Association of Insurance Commissioners. Such regulation does not, however, involve any supervision of management or investment practices or policies. In addition, we are subject to regulation under the insurance laws of other jurisdictions in which we may operate.

Legal Proceedings

There are no legal proceedings to which the Variable Account or the principal underwriter is a party. We are engaged in various kinds of routine litigation which, in our opinion, are not of material importance in relation to our total capital and surplus.

Legal Matters

Legal matters relating to the federal securities laws are being passed upon by the firm of Morgan, Lewis & Bockius LLP of Washington, D.C.

Published Ratings

We may occasionally publish in advertisements, sales literature and reports the ratings and other information assigned to us by one or more independent rating organizations such as A.M. Best Company, Moody's and Standard & Poor's. The purpose of the ratings is to reflect the rating organization's opinion of our financial strength and should not be considered as bearing on the investment performance of assets held in the Variable Account.

The ratings are not recommendations to purchase our life insurance or annuity products or to hold or sell these products, and the ratings do not comment on the suitability of such products for a particular investor. There can be no assurance that any rating will remain in effect for any given period of time or that any rating will not be lowered or withdrawn entirely by a rating organization if, in such organization's judgment, future circumstances so warrant. The ratings do not reflect the investment performance of the Variable Account or the degree of risk associated with an investment in the Variable Account.

================================================================================

                              Financial Statements

================================================================================

Our financial statements and those of the Variable Account have been audited by PricewaterhouseCoopers LLP, independent certified public accountants, as stated in their report, and have been included in this prospectus in reliance upon the authority of such firm as experts in accounting and auditing.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Stockholders and Board of Directors
American International Life Assurance Company of New York

In our opinion, the accompanying balance sheets and the related statements of income, capital funds, cash flows, and comprehensive income present fairly, in all material respects, the financial positions of American International Life Assurance Company of New York (a wholly-owned subsidiary of American International Group, Inc.) at December 31, 2000 and 1999, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP

February 2, 2001

                      AMERICAN INTERNATIONAL LIFE ASSURANCE
                               COMPANY OF NEW YORK
                          (a wholly-owned subsidiary of
                       American International Group, Inc.)

                    REPORT ON AUDITS OF FINANCIAL STATEMENTS

              FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998

            AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                                 BALANCE SHEETS
                                 (in thousands)

                                                         December 31,   December 31,
                                                             2000           1999
                                                         ------------   ------------
Assets

Investments and cash:
     Fixed maturities:
        Bonds available for sale, at market value        $5,167,357     $4,973,736
        (cost: 2000 - $5,198,196; 1999 - $5,076,750)
     Equity securities:
         Common stock
         (cost: 2000 - $13,408; 1999 - $12,837)              29,991         24,428
         Non-redeemable preferred stocks
         (cost: 2000 - $24,610; 1999 - $27,047)              24,514         26,602
Mortgage loans on real estate, net of allowance
  (2000 - $19,000; 1999 - $19,000)                          472,576        460,455
Real estate, net of accumulated
 depreciation of $7,626 in 2000 and $6,976 in 1999           15,500         18,937
Policy loans                                                 10,481          9,986
Other invested assets                                       177,002         79,381
Short-term investments, at cost (approximates market
  value)                                                     23,505        143,766
Cash                                                              9            245
                                                         ----------     ----------

    Total investments and cash                            5,920,935      5,737,536


Amounts due from related parties                              9,598          9,470
Investment income due and accrued                            89,363         82,501
Premium and insurance balances receivable                    11,325         17,345
Reinsurance assets                                          351,726        306,663
Deferred policy acquisition costs                            48,334         46,655
Federal income tax receivable                                    --          6,598
Deferred income taxes                                        12,412         55,056
Separate and variable accounts                              386,675        423,534
Other assets                                                    656          1,170
                                                         ----------     ----------

                                    Total assets         $6,831,024     $6,686,528
                                                         ==========     ==========

                 See accompanying notes to financial statements.

            AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                                 BALANCE SHEETS
                      (in thousands, except share amounts)

                                                           December 31,     December 31,
                                                                2000            1999
                                                           ------------     ------------
Liabilities
  Policyholder contract deposits                            $ 3,675,472     $ 3,741,873
  Future policy benefits for life and accident and
    health insurance contracts                                1,990,030       1,713,163
  Reserve for unearned premiums                                   6,999           5,948
  Policy and contract claims                                    191,432         335,557
  Reserve for commissions, expenses and taxes                     5,751           5,183
  Insurance balances payable                                      6,208           7,565
  Federal income tax payable                                      1,940              --
  Amounts due to related parties                                  3,105           3,320
  Separate and variable accounts                                386,675         423,534
  Other liabilities                                              62,562          32,137
                                                            -----------     -----------

                                    Total liabilities         6,330,174       6,268,280
                                                            -----------     -----------

Capital funds

  Common stock, $200 par value; 16,125 shares
       authorized, issued and outstanding                         3,225           3,225
  Additional paid-in capital                                    197,025         197,025
  Retained earnings                                             264,977         277,829
  Accumulated other comprehensive income                         35,623         (59,831)
                                                            -----------     -----------

                                    Total capital funds         500,850         418,248
                                                            -----------     -----------

Total liabilities and capital funds                         $ 6,831,024     $ 6,686,528
                                                            ===========     ===========

                 See accompanying notes to financial statements.

            AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                              STATEMENTS OF INCOME
                                 (in thousands)

                                                          Years ended December 31,
                                                  ---------------------------------------
                                                     2000           1999           1998
                                                  ---------      ---------      ---------
Revenues:
  Premium income                                  $ 236,174      $ 189,448      $ 100,339
  Net investment income                             454,863        462,215        455,176
  Realized capital losses                           (60,266)       (13,103)        (1,694)
                                                  ---------      ---------      ---------

                  Total revenues                    630,771        638,560        553,821
                                                  ---------      ---------      ---------

Benefits and expenses:
  Death and other benefits                          263,403        244,895        178,401
  Increase in future policy benefits
   and policyholder contract deposits               280,852        239,635        252,476
  Acquisition and insurance expenses                 74,829         65,533         59,662
                                                  ---------      ---------      ---------

                  Total benefits and expenses       619,084        550,063        490,539
                                                  ---------      ---------      ---------

Income before income taxes                           11,687         88,497         63,282
                                                  ---------      ---------      ---------

Income taxes (benefits):
   Current                                           13,372         15,263         33,357
   Deferred                                          (8,833)        16,354        (10,772)
                                                  ---------      ---------      ---------

                  Total income taxes                  4,539         31,617         22,585
                                                  ---------      ---------      ---------

Net income                                        $   7,148      $  56,880      $  40,697
                                                  =========      =========      =========

                 See accompanying notes to financial statements.

            AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                           STATEMENTS OF CAPITAL FUNDS
                                 (in thousands)

                                                          Years ended December 31,
                                                 ---------------------------------------
                                                   2000           1999            1998
                                                 ---------      ---------      ---------
Common stock

Balance at beginning of year                     $   3,225      $   3,225      $   3,225
                                                 ---------      ---------      ---------

Balance at end of year                               3,225          3,225          3,225
                                                 ---------      ---------      ---------

Additional paid-in capital

Balance at beginning of year:                      197,025        197,025        197,025
                                                 ---------      ---------      ---------

Balance at end of year                             197,025        197,025        197,025
                                                 ---------      ---------      ---------


Retained earnings
  Balance at beginning of year                     277,829        220,949        190,252
  Net income                                         7,148         56,880         40,697
  Dividends to Stockholders                        (20,000)            --        (10,000)
                                                 ---------      ---------      ---------

  Balance at end of year                           264,977        277,829        220,949
                                                 ---------      ---------      ---------

Accumulated other comprehensive income
  Balance at beginning of year                     (59,831)       194,918        184,681
  Unrealized appreciation (depreciation) of
       investments - net of reclassification
       adjustments                                 146,932       (400,842)        (4,208)
  Deferred income tax benefit (expense) on
       changes and future policy benefits          (51,478)       146,093         14,445
                                                 ---------      ---------      ---------

   Balance at end of year                           35,623        (59,831)       194,918
                                                 ---------      ---------      ---------

               Total capital funds               $ 500,850      $ 418,248      $ 616,117
                                                 =========      =========      =========

                 See accompanying notes to financial statements.

            AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                            STATEMENTS OF CASH FLOWS
                                 (in thousands)

                                                                                      Years ended December 31,
                                                                          ---------------------------------------------
                                                                             2000              1999             1998
                                                                          -----------      -----------      -----------
Cash flows from operating activities:
 Net income                                                               $     7,148      $    56,880      $    40,697
                                                                          -----------      -----------      -----------

Adjustments to reconcile net income to net cash provided by operating activities:
 Non-cash revenues, expenses, gains and losses included in income:
 Change in insurance reserves                                                 133,793           45,730          323,971
 Change in premiums and insurance balances
  receivable and payable -net                                                   4,662           (5,697)           4,753
 Change in reinsurance assets                                                 (45,063)        (279,429)          (6,624)
 Change in deferred policy acquisition costs                                   (1,680)          (5,234)          (1,674)
 Change in investment income due and accrued                                   (6,861)            (799)             628
 Realized capital losses                                                       60,266           13,103            1,694
 Change in current and deferred income taxes -net                                (295)           2,133           (6,220)
 Change in reserves for commissions, expenses and taxes                           568              135              480
 Change in other assets and liabilities - net                                  35,850            2,969          (24,194)
                                                                          -----------      -----------      -----------
Total adjustments                                                             181,240         (227,089)         292,814
                                                                          -----------      -----------      -----------
 Net cash (used in) provided by operating activities                          188,388         (170,209)         333,511
                                                                          -----------      -----------      -----------

Cash flows from investing activities:
 Cost of fixed maturities, at market sold                                     281,411          913,262          317,042
 Cost of fixed maturities, at market matured or redeemed                      462,195          641,409          824,480
 Cost of equity securities sold                                                 3,047            1,149            1,413
 Cost of real estate sold                                                       2,786               --            5,107
 Realized capital losses                                                      (60,266)         (13,103)          (1,694)
 Purchase of fixed maturities                                                (848,607)      (1,815,447)      (1,202,023)
 Purchase of equity securities                                                 (1,182)         (14,641)         (13,671)
 Mortgage loans granted                                                      (108,183)         (64,782)        (140,623)
 Repayments of mortgage loans                                                  96,067          148,799          150,803
 Change in policy loans                                                          (496)             296              401
 Change in short-term investments                                             120,260          108,799         (172,672)
 Change in other invested assets                                              (28,228)         (22,632)         (12,118)
 Other - net                                                                  (21,027)          (4,525)         (16,637)
                                                                          -----------      -----------      -----------
  Net cash used in investing activities                                      (102,223)        (121,416)        (260,192)
                                                                          -----------      -----------      -----------

Cash flows from financing activities:
 Change in policyholder contract deposits                                     (66,401)         134,683           93,569
 Dividends to stockholders                                                    (20,000)              --          (10,000)
                                                                          -----------      -----------      -----------
    Net cash provided by financing activities                                 (86,401)         134,683           83,569
                                                                          -----------      -----------      -----------

Change in cash                                                                   (236)        (156,942)         156,888
Cash at beginning of year                                                         245          157,187              299
                                                                          -----------      -----------      -----------
Cash at end of year                                                       $         9      $       245      $   157,187
                                                                          ===========      ===========      ===========

                 See accompanying notes to financial statements.

            AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                       STATEMENTS OF COMPREHENSIVE INCOME
                                 (in thousands)

                                                        Years ended December 31,
                                                ---------------------------------------
                                                   2000           1999           1998
                                                ---------      ---------      ---------
Comprehensive income

Net income                                      $   7,148      $  56,880      $  40,697
                                                ---------      ---------      ---------

Other comprehensive income

Unrealized appreciation (depreciation) of
    investments - net of reclassification
    adjustments                                   146,932       (400,842)        (4,208)
 Changes due to deferred income tax benefit
    (expense) on changes in
    future policy benefits                        (51,478)       146,093         14,445
                                                ---------      ---------      ---------

  Other comprehensive income                       95,454       (254,749)        10,237
                                                ---------      ---------      ---------

 Comprehensive income                           $ 102,602      $(197,869)     $  50,934
                                                =========      =========      =========

                 See accompanying notes to financial statements.

            AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

1. Summary of Significant Accounting Policies

      (a) Basis of Presentation: American International Life Assurance Company of New York (the Company) is a wholly owned subsidiary of American International Group, Inc. (the Parent). The financial statements of the Company have been prepared on the basis of generally accepted accounting principles (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The Company is licensed to sell life and accident & health insurance in the District of Columbia and all states except Arizona, Connecticut and Maryland. The Company is also licensed in America Samoa, Virgin Islands and Guam.

            The Company also files financial statements prepared in accordance with statutory practices prescribed or permitted by the Insurance Department of the State of New York. Financial statements prepared in accordance with GAAP differ in certain respects from the practices prescribed or permitted by regulatory authorities. The significant differences are: (1) statutory financial statements do not reflect fixed maturities available for sale at market value; (2) policy acquisition costs, charged against operations as incurred for regulatory purposes, have been deferred and are being amortized over the anticipated life of the contracts; (3) individual life and annuity policy reserves based on statutory requirements have been adjusted based upon mortality, lapse and interest assumptions applicable to these coverages, including provisions for reasonable adverse deviations; these assumptions reflect the Company's experience and industry standards; (4) deferred income taxes not recognized for regulatory purposes have been provided for temporary differences between the bases of assets and liabilities for financial reporting purposes and tax purposes; (5) for regulatory purposes, future policy benefits, policyholder contract deposits, policy and contract claims and reserve for unearned premiums are presented net of ceded reinsurance; and (6) an asset valuation reserve and interest maintenance reserve using National Association of Insurance Commissioners (NAIC) formulas are set up for regulatory purposes.

      (b) Investments: Fixed maturities available for sale, where the company may not have the ability or positive intent to hold these securities until maturity, are carried at current market value. Interest income with respect to fixed maturity securities is accrued currently. Included in fixed maturities available for sale are collateralized mortgage obligations (CMOs). Premiums and discounts arising from the purchase of CMOs are treated as yield adjustments over their estimated lives. Common and non-redeemable preferred stocks are carried at current market values. Dividend income is generally recognized when receivable. Short-term investments are carried at cost, which approximates market.

            Unrealized gains and losses from investments in equity securities, fixed maturities available for sale and other invested assets are reflected as a separate component of comprehensive income, net of deferred income taxes and future policy benefits in capital funds currently.

            Realized capital gains and losses are determined principally by specific identification. Where declines in values of securities below cost or amortized cost are considered to be other than temporary, a charge is reflected in income for the difference between cost or amortized cost and estimated net realizable value.

            Mortgage loans on real estate are carried at unpaid principal balance less unamortized loan origination fees and costs less an allowance for uncollectible loans. Interest income on such loans is accrued currently.

            Real estate is carried at depreciated cost and is depreciated on a straight-line basis over 31.5 years. Expenditures for maintenance and repairs are charged to income as incurred; expenditures for betterments are capitalized and depreciated over their estimated lives.

            Policy loans are carried at the aggregate unpaid principal balance.

            Other invested assets consist primarily of limited partnerships and other investments not classified elsewhere herein. These assets are recorded using either the cost or the equity method depending on the type of investment. Unrealized gains and losses from the revaluation of those investments carried at market values are reflected in comprehensive income, net of any related deferred income tax.

      (c) Income Taxes: The Company joins in a consolidated federal income tax return with the Parent and its domestic subsidiaries. The Company and the Parent have a written tax allocation agreement whereby the Parent agrees not to charge the Company a greater portion of the consolidated tax liability than would have been paid by the Company if it had filed a separate return. Additionally, the Parent agrees to reimburse the Company for any tax benefits arising out of its net losses within ninety days after the filing of that consolidated tax return for the year in which these losses are utilized. Deferred federal income taxes are provided for temporary differences related to the expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns.

      (d) Premium Recognition and Related Benefits and Expenses: Premiums for traditional life insurance and life contingent annuity contracts are recognized when due. Revenues for universal life and investment-type products consist of policy charges for the cost of insurance, administration, and surrenders during the period. Premiums on accident and health insurance are reported as earned over the contract term. The portion of accident and health premiums which is not earned at the end of a reporting period is recorded as unearned premiums. Estimates of premiums due but not yet collected are accrued. Policy benefits and expenses are associated with earned premiums on long-duration contracts resulting in a level recognition of profits over the anticipated life of the contracts.

            Policy acquisition costs for traditional life insurance products are generally deferred and amortized over the premium paying period of the policy. Deferred policy acquisition costs and policy initiation costs related to universal life and investment-type products are amortized in relation to expected gross profits over the life of the policies (see Note 3).

            The liability for future policy benefits and policyholder contract deposits is established using assumptions described in Note 4.

      (e) Policy and Contract Claims: Policy and contract claims include amounts representing: (1) the actual in-force amounts for reported life claims and an estimate of incurred but unreported claims; and
            (2) an estimate, based upon prior experience, for accident and health reported and incurred but unreported losses. The methods of making such estimates and establishing the resulting reserves are continually reviewed and updated and any adjustments resulting therefrom are reflected in income currently.

      (f) Separate and Variable Accounts: These accounts represent funds for which investment income and investment gains and losses accrue directly to the policyholders. Each account has specific investment objectives, and the assets are carried at market value. The assets of each account are legally segregated and are not subject to claims which arise out of any other business of the Company.

      (g) Reinsurance Assets: Reinsurance assets include the balances due from both reinsurance and insurance companies under the terms of the Company's reinsurance arrangements for ceded unearned premiums, future policy benefits for life and accident and health insurance contracts, policyholder contract deposits and policy and contract claims. It also includes funds held under reinsurance treaties.

      (h)   Accounting Standards:

            In June 1998, FASB issued Statement of Financial Accounting Standards No. 133 "Accounting for Derivative Instruments and Hedging Activities" (FASB 133). In June 2000, FASB issued Statement of Financial Accounting Standards No. 138 "Accounting for Derivative Instruments and Hedging Activities-an amendment of FASB Statement No. 133" (FASB 138).

            Together, these Statements require the Company to recognize all derivatives in the balance sheet at fair value. The financial statement recognition of the change in the fair value of a derivative depends on a number of factors, including the intended use of the derivative and the extent to which it is effective as part of a hedge transaction. FASB 133 and FASB 138 are effective for the company for the year commencing January 1, 2001. The impact of the adoption of FASB 133 and FASB 138 at January 1, 2001 with respect to the Company's results of operations, financial condition and liquidity is deemed insignificant.

2. Investment Information

(a) Statutory Deposits: Securities with a carrying value of $16,652,000 and $17,560,000 were deposited by the Company under requirements of regulatory authorities as of December 31, 2000 and 1999, respectively.

(b) Net Investment Income: An analysis of net investment income is as follows (in thousands):

                                          Years ended December 31,
                                    ----------------------------------
                                      2000         1999         1998
                                    --------     --------     --------
Fixed maturities                    $398,501     $392,878     $386,353
Equity securities                      3,074        2,309        1,702
Mortgage loans                        40,595       45,173       52,443
Real estate                            1,979        2,113        2,782
Policy loans                             742          750          713
Cash and short-term investments        5,829        7,507        4,334
Other invested assets                  9,055       16,026       11,209
                                    --------     --------     --------
       Total investment income       459,775      466,756      459,536

Investment expenses                    4,912        4,541        4,360
                                    --------     --------     --------

       Net investment income        $454,863     $462,215     $455,176
                                    ========     ========     ========

(c) Investment Gains and Losses: The net realized capital gains (losses) and change in unrealized appreciation (depreciation) of investments for 2000, 1999 and 1998 are summarized below (in thousands):

                                                  Years ended December 31,
                                            ------------------------------------
                                              2000          1999           1998
                                            --------      --------      --------
Realized gains (losses) on investments:
Fixed maturities                            $(57,820)    $ (15,407)     $ (3,908)
Equity securities                                340         1,702           124
Real Estate                                   (2,786)           --         2,079
Other                                             --           602            11
                                            --------      --------      --------
Realized gains (losses)                     $(60,266)    $ (13,103)      $(1,694)
                                            ========      ========      ========

Change in unrealized appreciation
    (depreciation) of investments:
Fixed maturities                            $ 72,175     $(369,679)     $(16,268)
Equity securities                              5,341        (3,812)        1,272
Other invested assets                         69,416       (27,351)       10,788
                                           ---------     ---------     ---------
 Change in unrealized appreciation
    (depreciation) of investments           $146,932     $(400,842)     $ (4,208)
                                           =========     =========     =========

Proceeds from the sale of investments in fixed maturities during 2000, 1999 and 1998 were $281,411,000, $913,263,000 and $317,042,000, respectively.

During 2000, 1999 and 1998, gross gains of $4,565,000, $8,369,000 and $0, respectively, and gross losses of $62,385,000, $23,776,000 and $3,908,000, respectively, were realized on dispositions of fixed maturities.

During 2000, 1999 and 1998, gross gains of $340,000, $1,712,000 and $126,000, respectively, and gross losses of $0, $10,000 and $2,000, respectively, were realized on dispositions of equity securities.

(d)   Market Value of Fixed Maturities and Unrealized Appreciation of
      Investments:

      At December 31, 2000 and 1999, unrealized appreciation of investments in equity securities (before applicable taxes) included gross gains of $19,335,000 and $15,424,000 and gross losses of $2,848,000 and $4,278,000, respectively.

      The amortized cost and estimated market values of investments in fixed maturities at December 31, 2000 and 1999 are as follows (in thousands):

                                                       Gross          Gross         Estimated
        2000                          Amortized      Unrealized     Unrealized       Market
        ----                             Cost          Gains          Losses          Value
                                      ----------     ----------     ----------     ----------
Fixed maturities:
   U.S. Government and government
       agencies and authorities       $   70,479     $   21,557     $       --     $   92,036
   States, municipalities and
       political subdivisions            573,588         26,906            125        600,369
   Foreign governments                     8,794            490             --          9,284
   All other corporate                 4,545,335        121,556        201,223      4,465,668
                                      ----------     ----------     ----------     ----------

Total fixed maturities                $5,198,196     $  170,509     $  201,348     $5,167,357
                                      ==========     ==========     ==========     ==========

                                                       Gross          Gross        Estimated
        1999                          Amortized      Unrealized     Unrealized       Market
        ----                             Cost          Gains          Losses          Value
                                      ----------     ----------     ----------     ----------
Fixed maturities:
   U.S. Government and government
       agencies and authorities       $   68,605     $   13,612     $      407     $   81,810
   States, municipalities and
       political subdivisions            665,514         16,609          4,317        677,806
   Foreign governments                     9,307            108            247          9,168
   All other corporate                 4,333,324         57,006        185,378      4,204,952
                                      ----------     ----------     ----------     ----------

Total fixed maturities                $5,076,750     $   87,335     $  190,349     $4,973,736
                                      ==========     ==========     ==========     ==========

The amortized cost and estimated market value of fixed maturities available for sale at December 31, 2000, by contractual maturity, are shown below (in thousands). Actual maturities could differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

                                                          Estimated
                                           Amortized        Market
                                              Cost           Value
                                           ----------     ----------

Due in one year or less                    $  412,615     $  413,417
Due after one year through five years       1,935,705      1,937,504
Due after five years through ten years      1,451,437      1,407,942
Due after ten years                         1,398,439      1,408,494
                                           ----------     ----------

                                           $5,198,196     $5,167,357
                                           ==========     ==========

(e) CMOs: CMOs are U.S. Government and Government agency backed and triple A-rated securities. CMOs are included in other corporate fixed maturities. At December 31, 2000 and 1999, the market value of the CMO portfolio was $775,942,000 and $883,693,000, respectively; the estimated amortized cost was approximately $759,121,000 in 2000 and $883,419,000 in 1999. The
      Company's CMO portfolio is readily marketable. There were no derivative (high risk) CMO securities contained in the portfolio at December 31, 2000.

(f) Fixed Maturities Below Investment Grade: At December 31, 2000 and 1999, the fixed maturities held by the Company that were below investment grade had an aggregate amortized cost of $524,457,000 and $526,765,000, respectively, and an aggregate market value of $405,543,000 and $467,170,000, respectively.

(g) Non-income Producing Assets: Non-income producing assets were insignificant.

(h) Investments Greater than 10% Equity: The market value of investments in the following company exceeded 10% of the Company's total capital funds at December 31, 2000 (in thousands).

      Private Equity Investors III, L.P.           $72,210

3.    Deferred Policy Acquisition Costs

      The following reflects the policy acquisition costs deferred (commissions, direct solicitation and other costs) which will be amortized against future income and the related current amortization charged to income, excluding certain amounts deferred and amortized in the same period (in thousands):

                                             Years ended December 31,
                                     ------------------------------------
                                       2000          1999          1998
                                     --------      --------      --------

    Balance at beginning of year     $ 46,655      $ 41,421      $ 39,748
    Acquisition costs deferred          7,986         9,166         7,323
    Amortization charged to income     (6,307)       (3,932)       (5,650)
                                     --------      --------      --------
    Balance at end of year           $ 48,334      $ 46,655      $ 41,421
                                     ========      ========      ========

4.    Future Policy Benefits and Policyholder Contract Deposits

      (a) The analysis of the future policy benefits and policyholder contract deposits liabilities as at December 31, 2000 and 1999 follows (in thousands):

                                              2000           1999
                                           ----------     ----------
Future policy benefits:
Long duration contracts                    $1,963,603     $1,691,028
Short duration contracts                       26,427         22,135
                                           ----------     ----------
                                           $1,990,030     $1,713,163
                                           ==========     ==========

Policyholder contract deposits:
Annuities                                  $2,875,838     $2,924,027
Guaranteed investment contracts (GICs)        653,004        678,240
Universal life                                105,241        105,223
Corporate owned life insurance                 27,717         26,254
Other investment contracts                     13,672          8,129
                                           ----------     ----------
                                           $3,675,472     $3,741,873
                                           ==========     ==========

(b) Long duration contract liabilities included in future policy benefits, as presented in the table above, result from traditional life and annuity products. Short duration contract liabilities are primarily accident and health products. The liability for future policy benefits has been established based upon the following assumptions:

      (i) Interest rates (exclusive of immediate/terminal funding annuities), which vary by year of issuance and products, range from 3.0 percent to 10.0 percent. Interest rates on immediate/terminal funding annuities are at a maximum of 12.2 percent and grade to not greater than 7.5 percent.

      (ii) Mortality and withdrawal rates are based upon actual experience modified to allow for variations in policy form. The weighted average lapse rate, including surrenders, for individual life approximated 2.4 percent.

(c) The liability for policyholder contract deposit has been established based on the following assumptions:

      (i) Interest rates credited on deferred annuities vary by year of issuance and range from 4.8 percent to 8.3 percent. Credited interest rate guarantees are generally for a period of one year. Withdrawal charges generally range from 3.0 percent to 10.0 percent grading to zero over a period of 5 to 10 years.

      (ii) GICs have market value withdrawal provisions for any funds withdrawn other than benefit responsive payments. Interest rates credited generally range from 5.4 percent to 8.0 percent and maturities range from 3 to 7 years.

      (iii) Interest rates on corporate-owned life insurance business are guaranteed at 4.0 percent and the weighted average rate credited in 2000 was 6.2 percent.

      (iv) The universal life funds, exclusive of corporate-owned life insurance business, have credited interest rates of 5.8 percent to
            6.5 percent and guarantees ranging from 4.0 percent to 5.5 percent depending on the year of issue. Additionally, universal life funds are subject to surrender charges that amount to 11.0 percent of the fund balance and grade to zero over a period not longer than 20 years.

5.    Income Taxes

      (a) The Federal income tax rate applicable to ordinary income is 35% for 2000, 1999 and 1998. Actual tax expense on income from operations differs from the "expected" amount computed by applying the Federal income tax rate because of the following (in thousands except percentages):

                                                Years ended December 31,
                                                -----------------------
                                  2000                   1999                    1998
                         ---------------------    -------------------   ---------------------
                                      Percent                Percent                Percent
                                        of                      of                    of
                                      pre-tax                pre-tax                pre-tax
                                     operating              operating              operating
                           Amount     Income      Amount      Income    Amount       Income
                         ---------------------    -------------------   --------------------
"Expected" income tax
      expense             $ 4,090        35.0%    $30,974       35.0%   $22,149       35.0%
State income tax              751         6.4         418        0.5        194        0.3
Other                        (302)       (2.6)        225        0.3        242        0.4
                          -------        ----     -------       ----    -------       ----
Actual income
      tax expense         $ 4,539        38.8%    $31,617       35.8%   $22,585       35.7%
                          =======      ======     =======     ======    =======       ====

      (b) The components of the net deferred tax liability were as follows (in thousands):

                                              Years ended December 31,
                                              ------------------------
                                                2000            1999
                                              --------        --------
Deferred tax assets:
  Adjustments to mortgage loans and
        investment income due and accrued     $  8,050        $  6,876
  Adjustment to life policy reserves            39,200          39,467
  Unrealized depreciation of investments            --          32,034
  Other                                            129             168
                                              --------        --------
                                                47,379          78,545
                                              --------        --------
Deferred tax liabilities:
   Deferred policy acquisition costs          $  2,361        $  2,875
   Fixed maturities discount                     8,457          16,199
   Unrealized appreciation on investments       19,357              --
   Other                                         4,792           4,415
                                              --------        --------
                                                34,967          23,489
                                              --------        --------

 Net deferred tax (asset) liability           $(12,412)       $(55,056)
                                              ========        --------

(c) At December 31, 2000, accumulated earnings of the Company for Federal income tax purposes include approximately $2,879,000 of "Policyholders' Surplus" as defined under the Code. Under provisions of the Code, "Policyholders' Surplus" has not been currently taxed but would be taxed at current rates if distributed to the Parent. There is no present intention to make cash distributions from "Policyholders' Surplus" and accordingly, no provision has been made for taxes on this amount.

(d) Income taxes paid in 2000, 1999, and 1998 amounted to $3,413,000, $28,174,000, and $26,796,000, respectively.

6.    Commitments and Contingent Liabilities

      The Company, in common with the insurance industry in general, is subject to litigation, including claims for punitive damages, in the normal course of their business. The Company does not believe that such litigation will have a material effect on its operating results and financial condition.

      The Company is a limited partner in Chardon/Hato Rey Partnership (Puerto
      Rico). The partnership agreement requires the Company to make an additional capital contribution of up to $3,000,000 to cover construction cost overruns or operating deficits. Construction was completed in 1992, the building is fully leased and profitable; therefore, no demands are foreseen.

      During 1997, the Company entered into a partnership agreement with Private Equity Investors III, L.P. As of December 31, 2000, the Company's unused capital commitment was $2,432,000. Contributions totaling $22,526,000 have been made through December 31, 2000.

      During 1998, the Company entered into a partnership agreement with Sankaty High Yield Asset Partners, L.P. The agreement requires the Company to make capital contributions totaling $2,993,000. Contributions totaling $2,745,000 have been made through December 31, 2000.

      During 1999, the Company entered into a partnership agreement with G2 Opportunity Fund, LP. The agreement requires the Company to make capital contributions totaling $12,500,000. Contributions totaling $12,108,000 have been made through December 31, 2000.

      During 1999, the Company entered into a partnership agreement with CVC Capital Funding LLC. The agreement requires the Company to make capital contributions totaling $10,000,000. No contributions have been made as of December 31, 2000.

      During 1999, the Company entered into a partnership agreement with Private Equity Investors IV, L.P. The agreement requires the Company to make capital contributions totaling $73,000,000. Contributions totaling $30,170,000 have been made through December 31, 2000.

      During 2000, the Company entered into a partnership agreement with G3 Strategic Investment L.P. The agreement requires the Company to make capital contributions totaling $12,500,000. Contributions totaling $6,375,000 have been made through December 31, 2000.

7.    Fair Value of Financial Instruments

      (a) Statement of Financial Accounting Standards No. 107 "Disclosures about Fair Value of Financial Instruments" (FASB 107) requires disclosure of fair value information about financial instruments for which it is practicable to estimate such fair value. These financial instruments may or may not be recognized in the balance sheet. In the measurement of the fair value of certain of the financial instruments, quoted market prices were not available and other valuation techniques were utilized. These derived fair value estimates are significantly affected by the assumptions used. FASB 107 excludes certain financial instruments, including those related to insurance contracts.

            The following methods and assumptions were used by the Company in estimating the fair value of the financial instruments presented:

            Cash and short-term investments: The carrying amounts reported in the balance sheet for these instruments approximate fair value.

            Fixed maturities: Fair values for fixed maturity securities carried at market value are generally based upon quoted market prices. For certain fixed maturities for which market prices were not readily available, fair values were estimated using values obtained from independent pricing services.

            Equity securities: Fair values for equity securities were based upon quoted market prices.

            Mortgage and policy loans: Where practical, the fair values of loans on real estate were estimated using discounted cash flow calculations based upon the Company's current incremental lending rates for similar type loans. The fair values of policy loans were not calculated as the Company believes it would have to expend excessive costs for the benefits derived. Therefore, the fair value of policy loans was estimated at carrying value.

            Policyholder contract deposits: Fair values of policyholder contract deposits were estimated using discounted cash flow calculations based upon interest rates currently being offered for similar contracts consistent with those remaining for the contracts being valued.

      (b) The fair value and carrying amounts of financial instruments is as follows (in thousands):

            2000
            ----
                                        Fair         Carrying
                                       Value          Amount
                                     ---------      ---------
Cash and short-term investments     $   23,514     $   23,514
Fixed maturities                     5,167,357      5,167,357
Equity securities                       54,505         54,505
Mortgage and policy loans              509,282        483,057

Policyholder contract deposits      $3,769,539     $3,675,472

           1999
           ----
                                        Fair         Carrying
                                       Value          Amount
                                     ---------      ---------
Cash and short-term investments     $  144,011     $  144,011
Fixed maturities                     4,973,736      4,973,736
Equity securities                       51,030         51,030
Mortgage and policy loans              476,653        470,441

Policyholder contract deposits      $3,807,329     $3,741,873

8.    Capital Funds

      (a) The Company may not distribute dividends to the Parent without prior approval of regulatory agencies. Generally, this limits the payment of such dividends to an amount which, in the opinion of the regulatory agencies, is warranted by the financial condition of the Company. During 2000, 1999 and 1998, the Company paid dividends of $20,000,000, $0 and $10,000,000, respectively, to its stockholders.

      (b) The Company's capital funds as determined in accordance with statutory accounting practices were $358,209,000 at December 31, 2000 and $387,814,000 at December 31, 1999. Statutory net
            (loss)/income amounted to $(3,668,000), $66,418,000 and $35,386,000 for 2000, 1999 and 1998, respectively.

      (c) Statement of Accounting Standards No. 130 "Comprehensive Income" (FASB 130) was adopted by the Company effective January 1, 1998. FASB 130 establishes standards for reporting comprehensive income and its components as part of capital funds. The reclassification adjustments with respect to available for sale securities were $(60,263,000), $(13,103,000), and $(1,694,000) for December 31,
            2000, 1999 and 1998, respectively.

9.    Employee Benefits

      (a) The Company participates with its affiliates in a qualified, non-contributory, defined benefit pension plan which is administered by the Parent. All qualified employees who have attained age 21 and completed twelve months of continuous service are eligible to participate in this plan. An employee with 5 or more years of service is entitled to pension benefits beginning at normal retirement age 65. Benefits are based upon a percentage of average final compensation multiplied by years of credited service limited to 44 years of credited service. The average final compensation is subject to certain limitations. Annual funding requirements are determined based on the "projected unit credit" cost method which attributes a pro rata portion of the total projected benefit payable at normal retirement to each year of credited service. Pension expense for current service costs, retirement and termination benefits for the years ended December 31, 2000, 1999 and 1998 were approximately $11,000, $153,000 and $238,000, respectively. The Parent's plans do not separately identify projected benefit obligations and plan assets attributable to employees of participating affiliates. The projected benefit obligations exceeded the plan assets at December 31, 2000 by $146,000,000.

            The Parent has adopted a Supplemental Executive Retirement Program (Supplemental Plan) to provide additional retirement benefits to designated executives and key employees. Under the Supplemental Plan, the annual benefit, not to exceed 60 percent of average final compensation, accrues at a percentage of average final pay multiplied for each year of credited service reduced by any benefits from the current and any predecessor retirement plans, Social Security, if any, and from any qualified pension plan of prior employers. The Supplemental Plan also provides a benefit equal to the reduction in benefits payable under the AIG retirement plan as a result of Federal limitations on benefits payable thereunder. Currently, the Supplemental Plan is unfunded.

      (b) The Parent also sponsors a voluntary savings plan for domestic employees (a 401(k) plan), which during the three years ended December 31, 2000, provided for salary reduction contributions by employees and matching contributions by the Parent of up to 6 percent of annual salary depending on the employees' years of service.

      (c) On April 1, 1985, the Parent terminated and replaced its then existing U.S. pension plan, a contributory qualified defined benefit plan, with the current non-contributory qualified defined benefit plan. Settlement of the obligations of the prior plan was accomplished through the purchase of annuities from the Company for accrued benefits as of the date of termination. Future policy benefits reserves in the accompanying balance sheet that relate to these annuity contracts are $77,027,000 at December 31, 2000 and $82,647,000 at December 31, 1999.

      (d) In addition to the Parent's defined benefit pension plan, the Parent and its subsidiaries provide a post-retirement benefit program for medical care and life insurance. Eligibility in the various plans is generally based upon completion of a specified period of eligible service and reaching a specified age.

      (e) The Parent applies APB Opinion 25 "Accounting for Stock issued to Employees" and related interpretations in accounting for its stock-based compensation plans. Employees of the Company participate in certain stock option and stock purchase plans of the Parent. In general, under the stock option plan, officers and other key employees are granted options to purchase AIG common stock at a price not less than fair market value at the date of grant. In general, the stock purchase plan provides for eligible employees to receive privileges to purchase AIG common stock at a price equal to 85% of the fair market value on the date of grant of the purchase privilege. The Parent has not recognized compensation costs for either plan. The effect of the compensation costs, as determined consistent with FASB 123, was not computed on a subsidiary basis, but rather on a consolidated basis for all subsidiaries of the Parent and therefore are not presented herein.

10.   Leases

(a) The Company occupies leased space in many locations under various long-term leases and has entered into various leases covering the long-term use of data processing equipment. At December 31, 2000, the future minimum lease payments under operating leases were as follows:

               Year                                           Payments
               ----                                           --------

                2001                                           $1,478
                2002                                            1,096
                2003                                              911
                2004                                              858
                Remaining years after 2004                        300
                                                              -------

                Total                                          $4,643
                                                               ======

      Rent expense approximated $1,644,000, $1,667,000 and $1,604,000 for the years ended December 31, 2000, 1999 and 1998, respectively.

11.   Reinsurance

      (a) The Company reinsures portions of its life and accident and health insurance risks with unaffiliated companies. Life insurance risks are reinsured primarily under coinsurance and yearly renewable term treaties. Accident and health insurance risks are reinsured primarily under coinsurance, excess of loss and quota share treaties. Amounts recoverable from reinsurers are estimated in a manner consistent with the assumptions used for the underlying policy benefits and are presented as a component of reinsurance assets. A contingent liability exists with respect to reinsurance ceded to the extent that any reinsurer is unable to meet the obligations assumed under the reinsurance agreements. The Company also reinsures portions of its life and accident and health insurance risks with affiliated companies (see Note 12).

            The effect of all reinsurance contracts, including reinsurance assumed, is as follows (in thousands, except percentages):

                                                                                           Percentage
      December 31, 2000                                                                     of Amount
      -----------------                                                                      Assumed
                                Gross          Ceded          Assumed           Net          to Net
                                -----          -----          -------           ---          ------
Life Insurance in Force     $35,128,181     $25,210,909     $25,384,029     $35,301,301       71.9%
                            ===========     ===========     ===========     ===========
Premiums:
  Life                          105,500           3,147             764         103,117        0.7%
  Accident and Health            22,832          10,655          29,278          41,455       70.6%
  Annuity                        91,602              --              --          91,602         --
                            -----------     -----------     -----------     -----------

Total Premiums              $   219,934     $    13,802     $    30,042     $   236,174       12.7%
                            ===========     ===========     ===========     ===========

11.  Reinsurance - (continued)

                                                                                             Percentage
      December 31, 1999                                                                       of Amount
      -----------------                                                                        Assumed
                               Gross           Ceded           Assumed          Net             to Net
                               -----           -----           -------          ---         --------------
Life Insurance in Force     $32,831,967     $   604,100     $     2,573     $32,230,440            --
                            ===========     ===========     ===========     ===========
Premiums:
  Life                           98,471           2,925              64          95,610           0.7%
  Accident and Health            18,940           8,431          31,393          41,902          74.9%
  Annuity                        51,936              --              --          51,936            --
                            -----------     -----------     -----------     -----------

Total Premiums              $   169,347     $    11,356     $    31,457     $   189,448          16.6%
                            ===========     ===========     ===========     ===========
                                                                                             Percentage
      December 31, 1998                                                                       of Amount
      -----------------                                                                        Assumed
                               Gross          Ceded         Assumed         Net                 to Net
                               -----          -----         -------         ---            --------------
Life Insurance in Force     $5,157,694     $  579,949     $      446     $4,578,191                --
                            ==========     ==========     ==========     ==========
Premiums:
  Life                          55,199          3,320             75         51,954               0.1%
  Accident and Health           16,144          6,470         23,215         32,889              70.6%
  Annuity                       15,496             --             --         15,496                --
                            ----------     ----------     ----------     ----------

Total Premiums              $   86,839     $    9,790     $   23,290     $  100,339              23.2%
                            ==========     ==========     ==========     ==========


(b)   The maximum amount retained on any one life by the Company is $1,000,000.

(c) Reinsurance recoveries, which reduced death and other benefits, approximated $19,191,000, $287,073,000 and $12,396,000 respectively, for the years ended December 31, 2000, 1999 and 1998.

      The Company's reinsurance arrangements do not relieve it from its direct obligation to its insureds.

12.   Transactions with Related Parties

      (a) The Company is party to several reinsurance agreements with its affiliates covering certain life and accident and health insurance risks. Premium income and commission ceded to affiliates amounted to $539,000 and $0, respectively, for the year ended December 31, 2000. Premium income and commission ceded for 1999 amounted to $277,263,000 and $0, respectively. Premium income and commission ceded for 1998 amounted to $ 89,000 and $2,000, respectively. Premium income and ceding commission expense assumed from affiliates aggregated $24,434,000 and $691,000, respectively, for 2000, compared to $25,496,000 and $88,000, respectively, for 1999, and $19,536,000 and $(545,000), respectively, for 1998.

      (b) The Company provides life insurance coverage to employees of the Parent and its domestic subsidiaries in connection with the Parent's employee benefit plans. The statement of income includes $5,715,000 in premiums relating to this business for 2000, $5,366,000 for 1999, and $5,124,000 for 1998.

      (c) The Company is party to several cost sharing agreements with its affiliates. Generally, these agreements provide for the allocation of costs upon either the specific identification basis or a proportional cost allocation basis which management believes to be reasonable. For the years ended December 31, 2000, 1999 and 1998, the Company was charged $32,138,000, $27,700,000 and $23,757,000, respectively, for expenses attributed to the Company but incurred by affiliates. During the same period, the Company received reimbursements from affiliates aggregating $36,462,000, $32,219,000 and $28,405,000, respectively, for costs incurred by the Company but attributable to affiliates.

      (d) During 1999, the Company entered into a reinsurance treaty with Lexington Insurance Company whereby the Company ceded a block of Ordinary Life business and transferred cash and securities valued at $276,917,000.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Policy Owners of
American International Life Assurance Company of New York Variable Account B

      In our opinion, the accompanying statements of assets and liabilities of American International Life Assurance Company of New York Variable Account B (comprising fifty-nine subaccounts, hereafter collectively referred to as "Variable Account B") and the related statements of operations and changes in net assets present fairly, in all material respects, the financial position of Variable Account B at December 31, 2000, the results of its operations and the changes in its net assets for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Variable Account B's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodians, provide a reasonable basis for the opinion expressed above.


/s/ PricewaterhouseCoopers LLP

February 28, 2001

                  AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY
                              OF NEW YORK (AI LIFE)
                               VARIABLE ACCOUNT B

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2000

================================================================================

ASSETS:
   Investments at Market Value:

                                                                  Shares             Cost            Market Value
                                                               --------------------------------------------------
               AIM
                 Capital Appreciation Fund                       2,739.580        $    79,509         $    84,486
                 International Equity Fund                       3,930.964             88,898              79,091
               Alliance
                 Conservative Investors Portfolio                1,608.254             21,054              20,007
                 Growth Portfolio                               38,744.077          1,068,623             972,479
                 Growth & Income Portfolio                      33,287.189            712,842             770,596
                 Growth Investors Portfolio                      7,028.759            101,043              90,462
                 Premier Growth Portfolio                        9,596.807            313,426             307,578
                 Quasar Portfolio                                8,203.404             97,509              97,131
                 Technology Portfolio                           13,672.440            347,093             341,128
               Dreyfus
                 Small Company Stock Portfolio                   2,859.702             44,901              51,705
                 Stock Index Fund                               31,665.417          1,065,971           1,076,626
               Fidelity
                 Asset Manager Portfolio                        23,048.401            396,715             368,772
                 Contrafund Portfolio                            7,604.801            185,166             180,538
                 Growth Portfolio                               35,083.291          1,498,915           1,531,384
                 High Income Portfolio                          14,951.239            167,190             122,304
                 Investment Grade Bond Portfolio                 3,937.973             47,027              49,578
                 Money Market Portfolio                        262,324.000            262,324             262,324
                 Overseas Portfolio                              9,653.013            202,234             192,960
               Morgan Stanley
                 Money Market Portfolio                        742,347.000            742,347             742,347
               Van Eck
                 Worldwide Emerging Markets Fund                 3,039.783             31,850              25,198
                 Worldwide Hard Assets Fund                      3,050.970             30,441              36,825
                                                                                  -----------         -----------
               Total Investments                                                  $ 7,505,078         $ 7,403,519
                    Total Assets                                                                      $ 7,403,519
                                                                                                      ===========
EQUITY:
   Policy Owners' Equity                                                                              $ 7,403,519
                                                                                                      -----------
       Total Equity                                                                                   $ 7,403,519
                                                                                                      ===========

                 See Accompanying Notes to Financial Statements

                  AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY
                              OF NEW YORK (AI LIFE)
                               VARIABLE ACCOUNT B

                             STATEMENT OF OPERATIONS
For The Years Ended December 31, 2000, December 31, 1999, and December 31, 1998

                                                         2000
                                                         ----

                                                                         AIM           AIM
                                                                        Capital    International
                                                                     Appreciation     Equity
                                                         Total           Fund          Fund
                                                         -----           ----          ----
Investment Income (Loss):
    Dividends ...................................     $   534,892      $  2,252      $  5,305
Expenses:
    Mortality & Expense Risk Fees ...............          61,872           775           731
                                                      -----------      --------      --------
Net Investment Income (Loss) ....................         473,020         1,477         4,574
                                                      -----------      --------      --------

Realized & Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss) on Investment
        Activity ................................         188,087         4,665         1,554
    Change in Unrealized Appreciation
        (Depreciation) ..........................      (1,423,128)      (17,059)      (32,607)
                                                      -----------      --------      --------
    Net Gain (Loss) on Investments ..............      (1,235,041)      (12,394)      (31,053)
                                                      -----------      --------      --------

Increase (Decrease) in Net Assets
    Resulting From Operations ...................     $  (762,021)     $(10,917)     $(26,479)
                                                      ===========      ========      ========

                                                                                 Alliance
                                                      Alliance                    Growth
                                                   Conservative     Alliance         &
                                                     Investors       Growth       Income
                                                     Portfolio     Portfolio     Portfolio
                                                     ---------     ---------     ---------
Investment Income (Loss):
    Dividends ...................................     $ 2,458      $ 103,881      $48,266
Expenses:
    Mortality & Expense Risk Fees ...............         172          9,671        6,165
                                                      -------      ---------      -------
Net Investment Income (Loss) ....................       2,286         94,210       42,101
                                                      -------      ---------      -------

Realized & Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss) on Investment
        Activity ................................         (93)        57,079        3,912
    Change in Unrealized Appreciation
        (Depreciation) ..........................      (1,233)      (362,895)      42,761
                                                      -------      ---------      -------
    Net Gain (Loss) on Investments ..............      (1,326)      (305,816)      46,673
                                                      -------      ---------      -------

Increase (Decrease) in Net Assets
    Resulting From Operations ...................     $   960      $(211,606)     $88,774
                                                      =======      =========      =======

                                                       Alliance     Alliance
                                                        Growth      Premier       Alliance
                                                      Investors      Growth        Quasar
                                                      Portfolio    Portfolio     Portfolio
                                                      ---------    ---------     ---------
Investment Income (Loss):
    Dividends ...................................     $ 22,051      $ 17,494      $ 3,728
Expenses:
    Mortality & Expense Risk Fees ...............          839         3,019        1,053
                                                      --------      --------      -------
Net Investment Income (Loss) ....................       21,212        14,475        2,675
                                                      --------      --------      -------

Realized & Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss) on Investment
        Activity ................................          810         7,588          231
    Change in Unrealized Appreciation
        (Depreciation) ..........................      (25,152)      (85,026)      (9,205)
                                                      --------      --------      -------
    Net Gain (Loss) on Investments ..............      (24,342)      (77,438)      (8,974)
                                                      --------      --------      -------

Increase (Decrease) in Net Assets
    Resulting From Operations ...................     $ (3,130)     $(62,963)     $(6,299)
                                                      ========      ========      =======

                                                                     Dreyfus
                                                                      Small        Dreyfus
                                                      Alliance       Company        Stock
                                                     Technology       Stock         Index
                                                      Portfolio     Portfolio        Fund
                                                      ---------     ---------        ----
Investment Income (Loss):
    Dividends ...................................     $  25,428      $    87      $  27,663
Expenses:
    Mortality & Expense Risk Fees ...............         3,922          422          9,703
                                                      ---------      -------      ---------
Net Investment Income (Loss) ....................        21,506         (335)        17,960
                                                      ---------      -------      ---------

Realized & Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss) on Investment
        Activity ................................        27,296        2,379         17,012
    Change in Unrealized Appreciation
        (Depreciation) ..........................      (155,788)       1,589       (149,244)
                                                      ---------      -------      ---------
    Net Gain (Loss) on Investments ..............      (128,492)       3,968       (132,232)
                                                      ---------      -------      ---------

Increase (Decrease) in Net Assets
    Resulting From Operations ...................     $(106,986)     $ 3,633      $(114,272)
                                                      =========      =======      =========

                                                     Dreyfus
                                                       Zero     Fidelity
                                                      Coupon      Asset        Fidelity
                                                       2000      Manager      Contrafund
                                                    Portfolio   Portfolio     Portfolio
                                                    ---------   ---------     ---------
Investment Income (Loss):
    Dividends ...................................     $ 964      $ 37,383      $ 20,258
Expenses:
    Mortality & Expense Risk Fees ...............       157         3,274         1,498
                                                      -----      --------      --------
Net Investment Income (Loss) ....................       807        34,109        18,760
                                                      -----      --------      --------

Realized & Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss) on Investment
        Activity ................................      (273)          242         5,168
    Change in Unrealized Appreciation
        (Depreciation) ..........................       287       (53,065)      (36,452)
                                                      -----      --------      --------
    Net Gain (Loss) on Investments ..............        14       (52,823)      (31,284)
                                                      -----      --------      --------

Increase (Decrease) in Net Assets
    Resulting From Operations ...................     $ 821      $(18,714)     $(12,524)
                                                      =====      ========      ========

                                                                                   Fidelity
                                                                    Fidelity      Investment
                                                      Fidelity        High          Grade
                                                       Growth         Income         Bond
                                                      Portfolio     Portfolio     Portfolio
                                                      ---------     ---------     ---------
Investment Income (Loss):
    Dividends ...................................     $ 173,244      $  8,244      $ 2,104
Expenses:
    Mortality & Expense Risk Fees ...............        14,746         1,170          386
                                                      ---------      --------      -------
Net Investment Income (Loss) ....................       158,498         7,074        1,718
                                                      ---------      --------      -------

Realized & Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss) on Investment
        Activity ................................        56,207        (3,080)        (107)
    Change in Unrealized Appreciation
        (Depreciation) ..........................      (417,222)      (38,226)       2,805
                                                      ---------      --------      -------
    Net Gain (Loss) on Investments ..............      (361,015)      (41,306)       2,698
                                                      ---------      --------      -------

Increase (Decrease) in Net Assets
    Resulting From Operations ...................     $(202,517)     $(34,232)     $ 4,416
                                                      =========      ========      =======

                                                                                 Morgan
                                                     Fidelity                    Stanley
                                                       Money       Fidelity       Money
                                                      Market       Overseas       Market
                                                     Portfolio    Portfolio     Portfolio
                                                     ---------    ---------     ---------
Investment Income (Loss):
    Dividends ...................................     $ 11,466     $ 22,316      $      0
Expenses:
    Mortality & Expense Risk Fees ...............        1,668        1,937             0
                                                      --------     --------      --------
Net Investment Income (Loss) ....................        9,798       20,379             0
                                                      --------     --------      --------

Realized & Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss) on Investment
        Activity ................................            0        5,235             0
    Change in Unrealized Appreciation
        (Depreciation) ..........................            0      (72,665)            0
                                                      --------     --------      --------
    Net Gain (Loss) on Investments ..............            0      (67,430)            0
                                                      --------     --------      --------

Increase (Decrease) in Net Assets
    Resulting From Operations ...................     $  9,798     $(47,051)     $      0
                                                      ========     ========      ========

                                                      VanEck         VanEck       WP&G
                                                     Worldwide     Worldwide    Tomorrow
                                                     Emerging         Hard        Long
                                                      Markets        Assets       Term
                                                        Fund          Fund      Portfolio
                                                        ----          ----      ---------
Investment Income (Loss):
    Dividends ...................................     $      0      $    300     $      0
Expenses:
    Mortality & Expense Risk Fees ...............          262           292            9
                                                      --------      --------     --------
Net Investment Income (Loss) ....................         (262)            8           (9)
                                                      --------      --------     --------

Realized & Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss) on Investment
        Activity ................................        1,637           505          137
    Change in Unrealized Appreciation
        (Depreciation) ..........................      (17,710)        3,041          (78)
                                                      --------      --------     --------
    Net Gain (Loss) on Investments ..............      (16,073)        3,546           59
                                                      --------      --------     --------

Increase (Decrease) in Net Assets
    Resulting From Operations ...................     $(16,335)     $  3,554     $     50
                                                      ========      ========     ========

                                                                         WP&G
                                                                       Tomorrow
                                                                         Short
                                                                         Term
                                                                       Portfolio
                                                                       ---------
Investment Income (Loss):
    Dividends ...................................................        $  0
Expenses:
    Mortality & Expense Risk Fees ...............................           1
                                                                         ----
Net Investment Income (Loss) ....................................          (1)
                                                                         ----

Realized & Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss) on Investment
        Activity ................................................         (17)
    Change in Unrealized Appreciation
        (Depreciation) ..........................................          16
                                                                         ----
    Net Gain (Loss) on Investments ..............................          (1)
                                                                         ----

Increase (Decrease) in Net Assets
    Resulting From Operations ...................................        $ (2)
                                                                         ====

                 See Accompanying Notes to Financial Statements

                  AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY
                              OF NEW YORK (AI LIFE)
                               VARIABLE ACCOUNT B

                             STATEMENT OF OPERATIONS
For The Years Ended December 31, 2000, December 31, 1999, and December 31, 1998

                                                         1999
                                                         ----

                                                                         AIM            AIM
                                                                       Capital    International
                                                                    Appreciation      Equity
                                                         Total          Fund           Fund
                                                         -----          ----           ----
Investment Income (Loss):
    Dividends ...................................     $  322,363     $    1,452     $    2,428
Expenses:
    Mortality & Expense Risk Fees ...............         47,758            432            401
                                                      ----------     ----------     ----------
Net Investment Income (Loss) ....................        274,605          1,020          2,027
                                                      ----------     ----------     ----------

Realized & Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss) on Investment
        Activity ................................        202,624            499            195
    Change in Unrealized Appreciation
        (Depreciation) ..........................        827,271         19,039         22,644
                                                      ----------     ----------     ----------
    Net Gain (Loss) on Investments ..............      1,029,895         19,538         22,839
                                                      ----------     ----------     ----------

Increase (Decrease) in Net Assets
    Resulting From Operations ...................     $1,304,500     $   20,558     $   24,866
                                                      ==========     ==========     ==========

                                                                                 Alliance
                                                      Alliance                    Growth
                                                    Conservative   Alliance         &
                                                     Investors      Growth        Income
                                                     Portfolio     Portfolio    Portfolio
                                                     ---------     ---------    ---------
Investment Income (Loss):
    Dividends ...................................     $  3,017      $ 56,561     $ 57,584
Expenses:
    Mortality & Expense Risk Fees ...............          270         6,985        4,985
                                                      --------      --------     --------
Net Investment Income (Loss) ....................        2,747        49,576       52,599
                                                      --------      --------     --------

Realized & Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss) on Investment
        Activity ................................         (366)       31,353       18,790
    Change in Unrealized Appreciation
        (Depreciation) ..........................       (1,338)      170,572      (21,362)
                                                      --------      --------     --------
    Net Gain (Loss) on Investments ..............       (1,704)      201,925       (2,572)
                                                      --------      --------     --------

Increase (Decrease) in Net Assets
    Resulting From Operations ...................     $  1,043      $251,501     $ 50,027
                                                      ========      ========     ========

                                                      Alliance     Alliance
                                                       Growth       Premier     Alliance
                                                      Investors     Growth       Quasar
                                                      Portfolio    Portfolio    Portfolio
                                                      ---------    ---------    ---------
Investment Income (Loss):
    Dividends ...................................     $  9,436     $  2,471     $    394
Expenses:
    Mortality & Expense Risk Fees ...............          915        1,781        1,084
                                                      --------     --------     --------
Net Investment Income (Loss) ....................        8,521          690         (690)
                                                      --------     --------     --------

Realized & Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss) on Investment
        Activity ................................        4,825        4,172       (3,624)
    Change in Unrealized Appreciation
        (Depreciation) ..........................        1,728       61,668       21,926
                                                      --------     --------     --------
    Net Gain (Loss) on Investments ..............        6,553       65,840       18,302
                                                      --------     --------     --------

Increase (Decrease) in Net Assets
    Resulting From Operations ...................     $ 15,074     $ 66,530     $ 17,612
                                                      ========     ========     ========

                                                                      Dreyfus
                                                                       Small         Dreyfus
                                                      Alliance        Company         Stock
                                                     Technology        Stock          Index
                                                      Portfolio      Portfolio         Fund
                                                      ---------      ---------         ----
Investment Income (Loss):
    Dividends ...................................     $     462      $       0      $  16,580
Expenses:
    Mortality & Expense Risk Fees ...............         2,155            344          7,017
                                                      ---------      ---------      ---------
Net Investment Income (Loss) ....................        (1,693)          (344)         9,563
                                                      ---------      ---------      ---------

Realized & Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss) on Investment
        Activity ................................        50,141         (1,279)        49,652
    Change in Unrealized Appreciation
        (Depreciation) ..........................       104,477          5,143         86,954
                                                      ---------      ---------      ---------
    Net Gain (Loss) on Investments ..............       154,618          3,864        136,606
                                                      ---------      ---------      ---------

Increase (Decrease) in Net Assets
    Resulting From Operations ...................     $ 152,925      $   3,520      $ 146,169
                                                      =========      =========      =========

                                                      Dreyfus
                                                        Zero        Fidelity
                                                       Coupon         Asset        Fidelity
                                                        2000         Manager     Contrafund
                                                      Portfolio     Portfolio     Portfolio
                                                      ---------     ---------     ---------
Investment Income (Loss):
    Dividends ...................................     $    920      $ 17,963      $  3,565
Expenses:
    Mortality & Expense Risk Fees ...............          155         2,561           929
                                                      --------      --------      --------
Net Investment Income (Loss) ....................          765        15,402         2,636
                                                      --------      --------      --------

Realized & Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss) on Investment
        Activity ................................            0        (1,857)        2,502
    Change in Unrealized Appreciation
        (Depreciation) ..........................         (455)       14,961        18,927
                                                      --------      --------      --------
    Net Gain (Loss) on Investments ..............         (455)       13,104        21,429
                                                      --------      --------      --------

Increase (Decrease) in Net Assets
    Resulting From Operations ...................     $    310      $ 28,506      $ 24,065
                                                      ========      ========      ========

                                                                                 Fidelity
                                                                   Fidelity     Investment
                                                     Fidelity        High          Grade
                                                      Growth        Income         Bond
                                                     Portfolio     Portfolio     Portfolio
                                                     ---------     ---------     ---------
Investment Income (Loss):
    Dividends ...................................     $112,948     $  8,084      $  1,312
Expenses:
    Mortality & Expense Risk Fees ...............       10,907          902           274
                                                      --------     --------      --------
Net Investment Income (Loss) ....................      102,041        7,182         1,038
                                                      --------     --------      --------

Realized & Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss) on Investment
        Activity ................................       48,554       (3,919)           68
    Change in Unrealized Appreciation
        (Depreciation) ..........................      245,218        2,337        (1,621)
                                                      --------     --------      --------
    Net Gain (Loss) on Investments ..............      293,772       (1,582)       (1,553)
                                                      --------     --------      --------

Increase (Decrease) in Net Assets
    Resulting From Operations ...................     $395,813     $  5,600      $   (515)
                                                      ========     ========      ========

                                                                                 VanEck
                                                      Fidelity                  Worldwide
                                                       Money       Fidelity     Emerging
                                                       Market      Overseas      Markets
                                                     Portfolio    Portfolio       Fund
                                                     ---------    ---------       ----
Investment Income (Loss):
    Dividends ...................................     $ 20,098     $  6,610     $      0
Expenses:
    Mortality & Expense Risk Fees ...............        3,628        1,602          148
                                                      --------     --------     --------
Net Investment Income (Loss) ....................       16,470        5,008         (148)
                                                      --------     --------     --------

Realized & Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss) on Investment
        Activity ................................            0        4,108          201
    Change in Unrealized Appreciation
        (Depreciation) ..........................            0       57,758       12,835
                                                      --------     --------     --------
    Net Gain (Loss) on Investments ..............            0       61,866       13,036
                                                      --------     --------     --------

Increase (Decrease) in Net Assets
    Resulting From Operations ...................     $ 16,470     $ 66,874     $ 12,888
                                                      ========     ========     ========

                                                      VanEck        WP&G         WP&G
                                                     Worldwide    Tomorrow     Tomorrow
                                                       Hard         Long         Short
                                                      Assets        Term         Term
                                                       Fund       Portfolio    Portfolio
                                                       ----       ---------    ---------
Investment Income (Loss):
    Dividends ...................................     $   293      $   162      $    23
Expenses:
    Mortality & Expense Risk Fees ...............         224           14           45
                                                      -------      -------      -------
Net Investment Income (Loss) ....................          69          148          (22)
                                                      -------      -------      -------

Realized & Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss) on Investment
        Activity ................................      (1,640)          54          195
    Change in Unrealized Appreciation
        (Depreciation) ..........................       6,112          (57)        (195)
                                                      -------      -------      -------
    Net Gain (Loss) on Investments ..............       4,472           (3)           0
                                                      -------      -------      -------

Increase (Decrease) in Net Assets
    Resulting From Operations ...................     $ 4,541      $   145      $   (22)
                                                      =======      =======      =======

                 See Accompanying Notes to Financial Statements

                  AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY
                              OF NEW YORK (AI LIFE)
                               VARIABLE ACCOUNT B

                             STATEMENT OF OPERATIONS
For The Years Ended December 31, 2000, December 31, 1999, and December 31, 1998

                                                        1998
                                                        ----

                                                                      AIM           AIM
                                                                    Capital    International
                                                                 Appreciation     Equity
                                                        Total        Fund          Fund
                                                        -----        ----          ----
Investment Income (Loss):
    Dividends ...................................     $307,163     $    973      $    270
Expenses:
    Mortality & Expense Risk Fees ...............       30,404          127           143
                                                      --------     --------      --------
Net Investment Income (Loss) ....................      276,759          846           127
                                                      --------     --------      --------

Realized & Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss) on Investment
        Activity ................................       38,246         (550)         (405)
    Change in Unrealized Appreciation
        (Depreciation) ..........................      374,331        2,999           156
                                                      --------     --------      --------
    Net Gain (Loss) on Investments ..............      412,577        2,449          (249)
                                                      --------     --------      --------

Increase (Decrease) in Net Assets
    Resulting From Operations ...................     $689,336     $  3,295      $   (122)
                                                      ========     ========      ========

                                                                                Alliance
                                                      Alliance                   Growth
                                                   Conservative    Alliance        &
                                                     Investors      Growth       Income
                                                     Portfolio    Portfolio    Portfolio
                                                     ---------    ---------    ---------
Investment Income (Loss):
    Dividends ...................................     $  1,554     $ 24,012     $ 31,176
Expenses:
    Mortality & Expense Risk Fees ...............          192        3,626        3,081
                                                      --------     --------     --------
Net Investment Income (Loss) ....................        1,362       20,386       28,095
                                                      --------     --------     --------

Realized & Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss) on Investment
        Activity ................................          250       13,968       11,897
    Change in Unrealized Appreciation
        (Depreciation) ..........................          797       73,288       23,891
                                                      --------     --------     --------
    Net Gain (Loss) on Investments ..............        1,047       87,256       35,788
                                                      --------     --------     --------

Increase (Decrease) in Net Assets
    Resulting From Operations ...................     $  2,409     $107,642     $ 63,883
                                                      ========     ========     ========

                                                      Alliance     Alliance
                                                       Growth       Premier      Alliance
                                                      Investors     Growth        Quasar
                                                      Portfolio    Portfolio     Portfolio
                                                      ---------    ---------     ---------
Investment Income (Loss):
    Dividends ...................................     $  9,576     $      8      $  9,960
Expenses:
    Mortality & Expense Risk Fees ...............          975          420         1,060
                                                      --------     --------      --------
Net Investment Income (Loss) ....................        8,601         (412)        8,900
                                                      --------     --------      --------

Realized & Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss) on Investment
        Activity ................................        1,027          406           685
    Change in Unrealized Appreciation
        (Depreciation) ..........................       11,665       17,510       (15,889)
                                                      --------     --------      --------
    Net Gain (Loss) on Investments ..............       12,692       17,916       (15,204)
                                                      --------     --------      --------

Increase (Decrease) in Net Assets
    Resulting From Operations ...................     $ 21,293     $ 17,504      $ (6,304)
                                                      ========     ========      ========

                                                                    Dreyfus
                                                                     Small        Dreyfus
                                                      Alliance      Company        Stock
                                                     Technology      Stock         Index
                                                      Portfolio    Portfolio        Fund
                                                      ---------    ---------        ----
Investment Income (Loss):
    Dividends ...................................     $    102      $    116      $  6,640
Expenses:
    Mortality & Expense Risk Fees ...............          823           177         3,570
                                                      --------      --------      --------
Net Investment Income (Loss) ....................         (721)          (61)        3,070
                                                      --------      --------      --------

Realized & Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss) on Investment
        Activity ................................        1,010          (790)       31,559
    Change in Unrealized Appreciation
        (Depreciation) ..........................       50,048           129        62,625
                                                      --------      --------      --------
    Net Gain (Loss) on Investments ..............       51,058          (661)       94,184
                                                      --------      --------      --------

Increase (Decrease) in Net Assets
    Resulting From Operations ...................     $ 50,337      $   (722)     $ 97,254
                                                      ========      ========      ========

                                                      Dreyfus
                                                        Zero       Fidelity
                                                       Coupon       Asset       Fidelity
                                                        2000        Manager    Contrafund
                                                     Portfolio    Portfolio    Portfolio
                                                     ---------    ---------    ---------
Investment Income (Loss):
    Dividends ...................................     $    945     $ 20,860     $      0
Expenses:
    Mortality & Expense Risk Fees ...............          158        1,807          215
                                                      --------     --------     --------
Net Investment Income (Loss) ....................          787       19,053         (215)
                                                      --------     --------     --------

Realized & Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss) on Investment
        Activity ................................            2        3,126           15
    Change in Unrealized Appreciation
        (Depreciation) ..........................          271        4,287       12,896
                                                      --------     --------     --------
    Net Gain (Loss) on Investments ..............          273        7,413       12,911
                                                      --------     --------     --------

Increase (Decrease) in Net Assets
    Resulting From Operations ...................     $  1,060     $ 26,466     $ 12,696
                                                      ========     ========     ========

                                                                                 Fidelity
                                                                   Fidelity     Investment
                                                      Fidelity       High          Grade
                                                       Growth       Income         Bond
                                                     Portfolio    Portfolio     Portfolio
                                                     ---------    ---------     ---------
Investment Income (Loss):
    Dividends ...................................     $ 76,496     $  7,025      $    510
Expenses:
    Mortality & Expense Risk Fees ...............        6,340          686           174
                                                      --------     --------      --------
Net Investment Income (Loss) ....................       70,156        6,339           336
                                                      --------     --------      --------

Realized & Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss) on Investment
        Activity ................................       31,739         (408)          112
    Change in Unrealized Appreciation
        (Depreciation) ..........................      138,573      (11,405)        1,082
                                                      --------     --------      --------
    Net Gain (Loss) on Investments ..............      170,312      (11,813)        1,194
                                                      --------     --------      --------

Increase (Decrease) in Net Assets
    Resulting From Operations ...................     $240,468     $ (5,474)     $  1,530
                                                      ========     ========      ========

                                                      Fidelity                   VanEck
                                                       Money       Fidelity    Worldwide
                                                       Market      Overseas     Balanced
                                                     Portfolio    Portfolio       Fund
                                                     ---------    ---------       ----
Investment Income (Loss):
    Dividends ...................................     $ 20,408     $  9,490     $ 84,310
Expenses:
    Mortality & Expense Risk Fees ...............        3,454        1,376        1,724
                                                      --------     --------     --------
Net Investment Income (Loss) ....................       16,954        8,114       82,586
                                                      --------     --------     --------

Realized & Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss) on Investment
        Activity ................................            0        1,283      (49,886)
    Change in Unrealized Appreciation
        (Depreciation) ..........................            0        5,423         (614)
                                                      --------     --------     --------
    Net Gain (Loss) on Investments ..............            0        6,706      (50,500)
                                                      --------     --------     --------

Increase (Decrease) in Net Assets
    Resulting From Operations ...................     $ 16,954     $ 14,820     $ 32,086
                                                      ========     ========     ========

                                                      VanEck       VanEck        WP&G
                                                     Worldwide    Worldwide    Tomorrow
                                                     Emerging        Hard        Long
                                                      Markets       Assets       Term
                                                       Fund          Fund      Portfolio
                                                       ----          ----      ---------
Investment Income (Loss):
    Dividends ...................................     $     0      $ 2,327      $    21
Expenses:
    Mortality & Expense Risk Fees ...............          48          140           12
                                                      -------      -------      -------
Net Investment Income (Loss) ....................         (48)       2,187            9
                                                      -------      -------      -------

Realized & Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss) on Investment
        Activity ................................        (775)      (6,194)         134
    Change in Unrealized Appreciation
        (Depreciation) ..........................      (1,775)      (2,222)          24
                                                      -------      -------      -------
    Net Gain (Loss) on Investments ..............      (2,550)      (8,416)         158
                                                      -------      -------      -------

Increase (Decrease) in Net Assets
    Resulting From Operations ...................     $(2,598)     $(6,229)     $   167
                                                      =======      =======      =======

                                                                          WP&G
                                                                        Tomorrow
                                                                         Short
                                                                          Term
                                                                       Portfolio
                                                                       ---------
Investment Income (Loss):
    Dividends ....................................................        $384
Expenses:
    Mortality & Expense Risk Fees ................................          76
                                                                          ----
Net Investment Income (Loss) .....................................         308
                                                                          ----

Realized & Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss) on Investment
        Activity .................................................          41
    Change in Unrealized Appreciation
        (Depreciation) ...........................................         572
                                                                          ----
    Net Gain (Loss) on Investments ...............................         613
                                                                          ----

Increase (Decrease) in Net Assets
    Resulting From Operations ....................................        $921
                                                                          ====

                 See Accompanying Notes to Financial Statements

                  AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY
                              OF NEW YORK (AI LIFE)
                               VARIABLE ACCOUNT B

                       STATEMENT OF CHANGES IN NET ASSETS
For The Years Ended December 31, 2000, December 31, 1999, and December 31, 1998

                                                          2000
                                                          ----

                                                                             AIM             AIM
                                                                           Capital      International
                                                                        Appreciation       Equity
                                                          Total             Fund            Fund
                                                          -----             ----            ----
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss) .................     $   473,020      $     1,477      $     4,574
    Realized Gain (Loss) on Investment Activity ..         188,087            4,665            1,554
    Change in Unrealized Appreciation
        (Depreciation) of Investments ............      (1,423,128)         (17,059)         (32,607)
                                                       -----------      -----------      -----------
Increase (Decrease) in Net Assets Resulting
    From Operations ..............................        (762,021)         (10,917)         (26,479)
                                                       -----------      -----------      -----------

Capital Transactions:
    Contract Deposits and Transfers ..............       2,475,073           38,265           40,606
    Cost Of Insurance Charge .....................        (604,053)         (14,063)          (9,117)
    Policy Loans .................................        (122,057)             255             (584)
    Contract Withdrawals .........................        (182,352)            (918)            (153)
                                                       -----------      -----------      -----------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions ....................       1,566,611           23,539           30,752
                                                       -----------      -----------      -----------
Total Increase (Decrease) in Net Assets ..........         804,590           12,622            4,273
Net Assets, at Beginning of Year .................       6,598,929           71,864           74,818
                                                       -----------      -----------      -----------
Net Assets, at End of Year .......................     $ 7,403,519      $    84,486      $    79,091
                                                       ===========      ===========      ===========

                                                                                           Alliance
                                                         Alliance                           Growth
                                                       Conservative      Alliance             &
                                                        Investors         Growth            Income
                                                        Portfolio        Portfolio        Portfolio
                                                        ---------        ---------        ---------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss) .................     $     2,286      $    94,210      $    42,101
    Realized Gain (Loss) on Investment Activity ..             (93)          57,079            3,912
    Change in Unrealized Appreciation
        (Depreciation) of Investments ............          (1,233)        (362,895)          42,761
                                                       -----------      -----------      -----------
Increase (Decrease) in Net Assets Resulting
    From Operations ..............................             960         (211,606)          88,774
                                                       -----------      -----------      -----------

Capital Transactions:
    Contract Deposits and Transfers ..............           3,395          241,905          137,613
    Cost Of Insurance Charge .....................          (2,880)         (85,254)         (51,562)
    Policy Loans .................................               0          (17,361)         (12,471)
    Contract Withdrawals .........................               0          (70,468)          (5,823)
                                                       -----------      -----------      -----------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions ....................             515           68,822           67,757
                                                       -----------      -----------      -----------
Total Increase (Decrease) in Net Assets ..........           1,475         (142,784)         156,531
Net Assets, at Beginning of Year .................          18,532        1,115,263          614,065
                                                       -----------      -----------      -----------
Net Assets, at End of Year .......................     $    20,007      $   972,479      $   770,596
                                                       ===========      ===========      ===========

                                                       Alliance       Alliance
                                                        Growth         Premier        Alliance
                                                       Investors        Growth         Quasar
                                                       Portfolio      Portfolio      Portfolio
                                                       ---------      ---------      ---------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss) .................     $  21,212      $  14,475      $   2,675
    Realized Gain (Loss) on Investment Activity ..           810          7,588            231
    Change in Unrealized Appreciation
        (Depreciation) of Investments ............       (25,152)       (85,026)        (9,205)
                                                       ---------      ---------      ---------
Increase (Decrease) in Net Assets Resulting
    From Operations ..............................        (3,130)       (62,963)        (6,299)
                                                       ---------      ---------      ---------

Capital Transactions:
    Contract Deposits and Transfers ..............         1,936         94,655          5,474
    Cost Of Insurance Charge .....................        (4,022)       (30,596)        (7,839)
    Policy Loans .................................        (6,521)        (7,750)        (5,565)
    Contract Withdrawals .........................          (412)        (2,097)       (13,413)
                                                       ---------      ---------      ---------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions ....................        (9,019)        54,212        (21,343)
                                                       ---------      ---------      ---------
Total Increase (Decrease) in Net Assets ..........       (12,149)        (8,751)       (27,642)
Net Assets, at Beginning of Year .................       102,611        316,329        124,773
                                                       ---------      ---------      ---------
Net Assets, at End of Year .......................     $  90,462      $ 307,578      $  97,131
                                                       =========      =========      =========

                                                                          Dreyfus
                                                                           Small           Dreyfus
                                                         Alliance         Company           Stock
                                                       Technology          Stock            Index
                                                        Portfolio        Portfolio          Fund
                                                        ---------        ---------          ----
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss) .................     $    21,506      $      (335)     $    17,960
    Realized Gain (Loss) on Investment Activity ..          27,296            2,379           17,012
    Change in Unrealized Appreciation
        (Depreciation) of Investments ............        (155,788)           1,589         (149,244)
                                                       -----------      -----------      -----------
Increase (Decrease) in Net Assets Resulting
    From Operations ..............................        (106,986)           3,633         (114,272)
                                                       -----------      -----------      -----------

Capital Transactions:
    Contract Deposits and Transfers ..............         176,521           19,317          274,178
    Cost Of Insurance Charge .....................         (51,205)          (7,329)         (93,784)
    Policy Loans .................................         (10,403)            (559)         (17,291)
    Contract Withdrawals .........................         (23,462)            (307)          (9,763)
                                                       -----------      -----------      -----------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions ....................          91,451           11,122          153,340
                                                       -----------      -----------      -----------
Total Increase (Decrease) in Net Assets ..........         (15,535)          14,755           39,068
Net Assets, at Beginning of Year .................         356,663           36,950        1,037,558
                                                       -----------      -----------      -----------
Net Assets, at End of Year .......................     $   341,128      $    51,705      $ 1,076,626
                                                       ===========      ===========      ===========

                                                        Dreyfus
                                                          Zero        Fidelity
                                                         Coupon         Asset         Fidelity
                                                          2000         Manager       Contrafund
                                                       Portfolio      Portfolio      Portfolio
                                                       ---------      ---------      ---------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss) .................     $     807      $  34,109      $  18,760
    Realized Gain (Loss) on Investment Activity ..          (273)           242          5,168
    Change in Unrealized Appreciation
        (Depreciation) of Investments ............           287        (53,065)       (36,452)
                                                       ---------      ---------      ---------
Increase (Decrease) in Net Assets Resulting
    From Operations ..............................           821        (18,714)       (12,524)
                                                       ---------      ---------      ---------

Capital Transactions:
    Contract Deposits and Transfers ..............       (17,827)        87,911         70,399
    Cost Of Insurance Charge .....................          (175)       (36,478)       (25,928)
    Policy Loans .................................             0         (5,999)        (1,105)
    Contract Withdrawals .........................             0         (6,594)        (2,026)
                                                       ---------      ---------      ---------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions ....................       (18,002)        38,840         41,340
                                                       ---------      ---------      ---------
Total Increase (Decrease) in Net Assets ..........       (17,181)        20,126         28,816
Net Assets, at Beginning of Year .................        17,181        348,646        151,722
                                                       ---------      ---------      ---------
Net Assets, at End of Year .......................     $       0      $ 368,772      $ 180,538
                                                       =========      =========      =========

                                                                                          Fidelity
                                                                         Fidelity        Investment
                                                        Fidelity           High             Grade
                                                         Growth           Income            Bond
                                                        Portfolio        Portfolio        Portfolio
                                                        ---------        ---------        ---------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss) .................     $   158,498      $     7,074      $     1,718
    Realized Gain (Loss) on Investment Activity ..          56,207           (3,080)            (107)
    Change in Unrealized Appreciation
        (Depreciation) of Investments ............        (417,222)         (38,226)           2,805
                                                       -----------      -----------      -----------
Increase (Decrease) in Net Assets Resulting
    From Operations ..............................        (202,517)         (34,232)           4,416
                                                       -----------      -----------      -----------

Capital Transactions:
    Contract Deposits and Transfers ..............         340,889           44,434           18,740
    Cost Of Insurance Charge .....................        (113,271)         (11,060)          (4,191)
    Policy Loans .................................         (30,758)          (1,552)               0
    Contract Withdrawals .........................         (40,794)            (749)               0
                                                       -----------      -----------      -----------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions ....................         156,066           31,073           14,549
                                                       -----------      -----------      -----------
Total Increase (Decrease) in Net Assets ..........         (46,451)          (3,159)          18,965
Net Assets, at Beginning of Year .................       1,577,835          125,463           30,613
                                                       -----------      -----------      -----------
Net Assets, at End of Year .......................     $ 1,531,384      $   122,304      $    49,578
                                                       ===========      ===========      ===========

                                                                                       Morgan
                                                       Fidelity                       Stanley
                                                         Money         Fidelity        Money
                                                         Market        Overseas        Market
                                                       Portfolio      Portfolio      Portfolio
                                                       ---------      ---------      ---------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss) .................     $   9,798      $  20,379      $       0
    Realized Gain (Loss) on Investment Activity ..             0          5,235              0
    Change in Unrealized Appreciation
        (Depreciation) of Investments ............             0        (72,665)             0
                                                       ---------      ---------      ---------
Increase (Decrease) in Net Assets Resulting
    From Operations ..............................         9,798        (47,051)             0
                                                       ---------      ---------      ---------

Capital Transactions:
    Contract Deposits and Transfers ..............        96,718         32,783        742,347
    Cost Of Insurance Charge .....................       (33,212)       (16,883)             0
    Policy Loans .................................        (1,646)        (1,678)             0
    Contract Withdrawals .........................        (1,901)        (2,821)             0
                                                       ---------      ---------      ---------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions ....................        59,959         11,401        742,347
                                                       ---------      ---------      ---------
Total Increase (Decrease) in Net Assets ..........        69,757        (35,650)       742,347
Net Assets, at Beginning of Year .................       192,567        228,610              0
                                                       ---------      ---------      ---------
Net Assets, at End of Year .......................     $ 262,324      $ 192,960      $ 742,347
                                                       =========      =========      =========

                                                        VanEck        VanEck         WP&G
                                                      Worldwide     Worldwide      Tomorrow
                                                       Emerging        Hard          Long
                                                        Markets       Assets         Term
                                                         Fund          Fund        Portfolio
                                                         ----          ----        ---------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss) .................     $   (262)     $      8      $     (9)
    Realized Gain (Loss) on Investment Activity ..        1,637           505           137
    Change in Unrealized Appreciation
        (Depreciation) of Investments ............      (17,710)        3,041           (78)
                                                       --------      --------      --------
Increase (Decrease) in Net Assets Resulting
    From Operations ..............................      (16,335)        3,554            50
                                                       --------      --------      --------

Capital Transactions:
    Contract Deposits and Transfers ..............       16,885         8,950          (982)
    Cost Of Insurance Charge .....................       (2,761)       (2,308)         (101)
    Policy Loans .................................            0          (830)            0
    Contract Withdrawals .........................            0           (15)         (636)
                                                       --------      --------      --------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions ....................       14,124         5,797        (1,719)
                                                       --------      --------      --------
Total Increase (Decrease) in Net Assets ..........       (2,211)        9,351        (1,669)
Net Assets, at Beginning of Year .................       27,409        27,474         1,669
                                                       --------      --------      --------
Net Assets, at End of Year .......................     $ 25,198      $ 36,825      $      0
                                                       ========      ========      ========

                                                                          WP&G
                                                                        Tomorrow
                                                                         Short
                                                                          Term
                                                                       Portfolio
                                                                       ---------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss) ...............................         $  (1)
    Realized Gain (Loss) on Investment Activity ................           (17)
    Change in Unrealized Appreciation
        (Depreciation) of Investments ..........................            16
                                                                         -----
Increase (Decrease) in Net Assets Resulting
    From Operations ............................................            (2)
                                                                         -----

Capital Transactions:
    Contract Deposits and Transfers ............................           (39)
    Cost Of Insurance Charge ...................................           (34)
    Policy Loans ...............................................          (239)
    Contract Withdrawals .......................................             0
                                                                         -----
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions ..................................          (312)
                                                                         -----
Total Increase (Decrease) in Net Assets ........................          (314)
Net Assets, at Beginning of Year ...............................           314
                                                                         -----
Net Assets, at End of Year .....................................         $   0
                                                                         =====

                  AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY
                              OF NEW YORK (AI LIFE)
                               VARIABLE ACCOUNT B

                       STATEMENT OF CHANGES IN NET ASSETS
 For The Years Ended December 31, 2000, December 31, 1999, and December 31, 1998

                                                  1999
                                                  ----
                                                                                                   AIM                     AIM
                                                                                                 Capital              International
                                                                                               Appreciation               Equity
                                                                           Total                   Fund                    Fund
                                                                        -----------             -----------             -----------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss) ...........................            $   274,605             $     1,020             $     2,027
    Realized Gain (Loss) on Investment Activity ............                202,624                     499                     195
    Change in Unrealized Appreciation
        (Depreciation) of Investments ......................                827,271                  19,039                  22,644
                                                                        -----------             -----------             -----------
Increase (Decrease) in Net Assets Resulting
    From Operations ........................................              1,304,500                  20,558                  24,866
                                                                        -----------             -----------             -----------

Capital Transactions:
    Contract Deposits and Transfers ........................              1,888,781                  22,819                  23,357
    Cost Of Insurance Charge ...............................               (521,651)                 (8,463)                 (5,883)
    Policy Loans ...........................................               (272,063)                   (252)                    (58)
    Contract Withdrawals ...................................               (235,528)                   (638)                 (1,422)
                                                                        -----------             -----------             -----------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions ..............................                859,539                  13,466                  15,994
                                                                        -----------             -----------             -----------
Total Increase (Decrease) in Net Assets ....................              2,164,039                  34,024                  40,860
Net Assets, at Beginning of Year ...........................              4,434,890                  37,840                  33,958
                                                                        -----------             -----------             -----------
Net Assets, at End of Year .................................            $ 6,598,929             $    71,864             $    74,818
                                                                        ===========             ===========             ===========

                                                                                                                         Alliance
                                                                          Alliance                                        Growth
                                                                        Conservative             Alliance                   &
                                                                         Investors                Growth                  Income
                                                                         Portfolio               Portfolio               Portfolio
                                                                        -----------             -----------             -----------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss) ...........................            $     2,747             $    49,576             $    52,599
    Realized Gain (Loss) on Investment Activity ............                   (366)                 31,353                  18,790
    Change in Unrealized Appreciation
        (Depreciation) of Investments ......................                 (1,338)                170,572                 (21,362)
                                                                        -----------             -----------             -----------
Increase (Decrease) in Net Assets Resulting
    From Operations ........................................                  1,043                 251,501                  50,027
                                                                        -----------             -----------             -----------

Capital Transactions:
    Contract Deposits and Transfers ........................                 (5,799)                412,239                 196,071
    Cost Of Insurance Charge ...............................                 (2,957)                (78,781)                (47,727)
    Policy Loans ...........................................                      0                 (32,198)                (20,887)
    Contract Withdrawals ...................................                    (59)                (33,103)                (22,562)
                                                                        -----------             -----------             -----------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions ..............................                 (8,815)                268,157                 104,895
                                                                        -----------             -----------             -----------
Total Increase (Decrease) in Net Assets ....................                 (7,772)                519,658                 154,922
Net Assets, at Beginning of Year ...........................                 26,304                 595,605                 459,143
                                                                        -----------             -----------             -----------
Net Assets, at End of Year .................................            $    18,532             $ 1,115,263             $   614,065
                                                                        ===========             ===========             ===========


                                                                            Alliance               Alliance
                                                                             Growth                 Premier               Alliance
                                                                            Investors               Growth                 Quasar
                                                                            Portfolio              Portfolio              Portfolio
                                                                            ---------              ---------              ---------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss) ..............................             $   8,521              $     690              $    (690)
    Realized Gain (Loss) on Investment Activity ...............                 4,825                  4,172                 (3,624)
    Change in Unrealized Appreciation
        (Depreciation) of Investments .........................                 1,728                 61,668                 21,926
                                                                            ---------              ---------              ---------
Increase (Decrease) in Net Assets Resulting
    From Operations ...........................................                15,074                 66,530                 17,612
                                                                            ---------              ---------              ---------

Capital Transactions:
    Contract Deposits and Transfers ...........................               (23,090)               137,261                 41,790
    Cost Of Insurance Charge ..................................                (4,703)               (19,747)                (8,658)
    Policy Loans ..............................................                   (29)                (2,959)               (35,268)
    Contract Withdrawals ......................................                     0                 (1,585)                (2,524)
                                                                            ---------              ---------              ---------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions .................................               (27,822)               112,970                 (4,660)
                                                                            ---------              ---------              ---------
Total Increase (Decrease) in Net Assets .......................               (12,748)               179,500                 12,952
Net Assets, at Beginning of Year ..............................               115,359                136,829                111,821
                                                                            ---------              ---------              ---------
Net Assets, at End of Year ....................................             $ 102,611              $ 316,329              $ 124,773
                                                                            =========              =========              =========

                                                                                                 Dreyfus
                                                                                                   Small                  Dreyfus
                                                                         Alliance                 Company                  Stock
                                                                        Technology                 Stock                   Index
                                                                         Portfolio               Portfolio                  Fund
                                                                        -----------             -----------             -----------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss) ...........................            $    (1,693)            $      (344)            $     9,563
    Realized Gain (Loss) on Investment Activity ............                 50,141                  (1,279)                 49,652
    Change in Unrealized Appreciation
        (Depreciation) of Investments ......................                104,477                   5,143                  86,954
                                                                        -----------             -----------             -----------
Increase (Decrease) in Net Assets Resulting
    From Operations ........................................                152,925                   3,520                 146,169
                                                                        -----------             -----------             -----------

Capital Transactions:
    Contract Deposits and Transfers ........................                130,053                   8,073                 476,798
    Cost Of Insurance Charge ...............................                (29,050)                 (6,632)                (78,564)
    Policy Loans ...........................................                (61,448)                   (258)                (72,361)
    Contract Withdrawals ...................................                 (2,953)                 (7,435)                (26,263)
                                                                        -----------             -----------             -----------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions ..............................                 36,602                  (6,252)                299,610
                                                                        -----------             -----------             -----------
Total Increase (Decrease) in Net Assets ....................                189,527                  (2,732)                445,779
Net Assets, at Beginning of Year ...........................                167,136                  39,682                 591,779
                                                                        -----------             -----------             -----------
Net Assets, at End of Year .................................            $   356,663             $    36,950             $ 1,037,558
                                                                        ===========             ===========             ===========

                                                                             Dreyfus
                                                                              Zero                 Fidelity
                                                                             Coupon                  Asset                Fidelity
                                                                              2000                  Manager              Contrafund
                                                                            Portfolio              Portfolio              Portfolio
                                                                            ---------              ---------              ---------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss) ..............................             $     765              $  15,402              $   2,636
    Realized Gain (Loss) on Investment Activity ...............                     0                 (1,857)                 2,502
    Change in Unrealized Appreciation
        (Depreciation) of Investments .........................                  (455)                14,961                 18,927
                                                                            ---------              ---------              ---------
Increase (Decrease) in Net Assets Resulting
    From Operations ...........................................                   310                 28,506                 24,065
                                                                            ---------              ---------              ---------

Capital Transactions:
    Contract Deposits and Transfers ...........................                  (119)               171,792                 65,244
    Cost Of Insurance Charge ..................................                  (105)               (33,524)               (16,925)
    Policy Loans ..............................................                     0                 (5,379)                  (489)
    Contract Withdrawals ......................................                  (786)               (48,288)                (1,728)
                                                                            ---------              ---------              ---------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions .................................                (1,010)                84,601                 46,102
                                                                            ---------              ---------              ---------
Total Increase (Decrease) in Net Assets .......................                  (700)               113,107                 70,167
Net Assets, at Beginning of Year ..............................                17,881                235,539                 81,555
                                                                            ---------              ---------              ---------
Net Assets, at End of Year ....................................             $  17,181              $ 348,646              $ 151,722
                                                                            =========              =========              =========

                                                                                                                         Fidelity
                                                                                                 Fidelity                Investment
                                                                         Fidelity                  High                    Grade
                                                                          Growth                  Income                   Bond
                                                                         Portfolio               Portfolio               Portfolio
                                                                        -----------             -----------             -----------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss) ...........................            $   102,041             $     7,182             $     1,038
    Realized Gain (Loss) on Investment Activity ............                 48,554                  (3,919)                     68
    Change in Unrealized Appreciation
        (Depreciation) of Investments ......................                245,218                   2,337                  (1,621)
                                                                        -----------             -----------             -----------
Increase (Decrease) in Net Assets Resulting
    From Operations ........................................                395,813                   5,600                    (515)
                                                                        -----------             -----------             -----------

Capital Transactions:
    Contract Deposits and Transfers ........................                383,796                  53,180                  13,174
    Cost Of Insurance Charge ...............................                (96,262)                 (9,567)                 (3,776)
    Policy Loans ...........................................                (30,086)                 (3,900)                   (213)
    Contract Withdrawals ...................................                (52,027)                 (6,288)                 (5,416)
                                                                        -----------             -----------             -----------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions ..............................                205,421                  33,425                   3,769
                                                                        -----------             -----------             -----------
Total Increase (Decrease) in Net Assets ....................                601,234                  39,025                   3,254
Net Assets, at Beginning of Year ...........................                976,601                  86,438                  27,359
                                                                        -----------             -----------             -----------
Net Assets, at End of Year .................................            $ 1,577,835             $   125,463             $    30,613
                                                                        ===========             ===========             ===========


                                                                           Fidelity                                         VanEck
                                                                             Money                 Fidelity                Worldwide
                                                                             Market                Overseas                Balanced
                                                                           Portfolio               Portfolio                 Fund
                                                                           ---------               ---------               ---------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss) ............................              $  16,470               $   5,008               $       0
    Realized Gain (Loss) on Investment Activity .............                      0                   4,108                       0
    Change in Unrealized Appreciation
        (Depreciation) of Investments .......................                      0                  57,758                       0
                                                                           ---------               ---------               ---------
Increase (Decrease) in Net Assets Resulting
    From Operations .........................................                 16,470                  66,874                       0
                                                                           ---------               ---------               ---------

Capital Transactions:
    Contract Deposits and Transfers .........................               (247,879)                 14,062                       0
    Cost Of Insurance Charge ................................                (54,882)                (11,227)                      0
    Policy Loans ............................................                 (3,952)                 (1,458)                      0
    Contract Withdrawals ....................................                 (7,252)                 (2,821)                      0
                                                                           ---------               ---------               ---------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions ...............................               (313,965)                 (1,444)                      0
                                                                           ---------               ---------               ---------
Total Increase (Decrease) in Net Assets .....................               (297,495)                 65,430                       0
Net Assets, at Beginning of Year ............................                490,062                 163,180                       0
                                                                           ---------               ---------               ---------
Net Assets, at End of Year ..................................              $ 192,567               $ 228,610               $       0
                                                                           =========               =========               =========

                                                                              VanEck                 VanEck                  WP&G
                                                                             Worldwide             Worldwide               Tomorrow
                                                                             Emerging                 Hard                   Long
                                                                              Markets                Assets                  Term
                                                                               Fund                   Fund                 Portfolio
                                                                             --------               --------               ---------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss) ..............................              $   (148)              $     69               $    148
    Realized Gain (Loss) on Investment Activity ...............                   201                 (1,640)                    54
    Change in Unrealized Appreciation
        (Depreciation) of Investments .........................                12,835                  6,112                    (57)
                                                                             --------               --------               --------
Increase (Decrease) in Net Assets Resulting
    From Operations ...........................................                12,888                  4,541                    145
                                                                             --------               --------               --------

Capital Transactions:
    Contract Deposits and Transfers ...........................                 3,967                 10,809                    841
    Cost Of Insurance Charge ..................................                (1,314)                (2,405)                  (298)
    Policy Loans ..............................................                     0                   (856)                     0
    Contract Withdrawals ......................................                  (429)                (3,605)                  (380)
                                                                             --------               --------               --------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions .................................                 2,224                  3,943                    163
                                                                             --------               --------               --------
Total Increase (Decrease) in Net Assets .......................                15,112                  8,484                    308
Net Assets, at Beginning of Year ..............................                12,297                 18,990                  1,361
                                                                             --------               --------               --------
Net Assets, at End of Year ....................................              $ 27,409               $ 27,474               $  1,669
                                                                             ========               ========               ========

                                                                        WP&G
                                                                      Tomorrow
                                                                        Short
                                                                        Term
                                                                      Portfolio
                                                                      ---------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss) .............................         $   (22)
    Realized Gain (Loss) on Investment Activity ..............             195
    Change in Unrealized Appreciation
        (Depreciation) of Investments ........................            (195)
                                                                       -------
Increase (Decrease) in Net Assets Resulting
    From Operations ..........................................             (22)
                                                                       -------

Capital Transactions:
    Contract Deposits and Transfers ..........................             342
    Cost Of Insurance Charge .................................            (201)
    Policy Loans .............................................             (12)
    Contract Withdrawals .....................................          (7,964)
                                                                       -------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions ................................          (7,835)
                                                                       -------
Total Increase (Decrease) in Net Assets ......................          (7,857)
Net Assets, at Beginning of Year .............................           8,171
                                                                       -------
Net Assets, at End of Year ...................................         $   314
                                                                       =======

                 See Accompanying Notes to Financial Statements

                  AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY
                              OF NEW YORK (AI LIFE)
                               VARIABLE ACCOUNT B

                       STATEMENT OF CHANGES IN NET ASSETS

For The Years Ended December 31, 2000, December 31, 1999, and December 31, 1998

                                                                           1998
                                                                           ----

                                                                                                   AIM                     AIM
                                                                                                 Capital              International
                                                                                               Appreciation               Equity
                                                                           Total                   Fund                    Fund
                                                                        -----------             -----------             -----------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss) ...........................            $   276,759             $       846             $       127
    Realized Gain (Loss) on Investment Activity ............                 38,246                    (550)                   (405)
    Change in Unrealized Appreciation
        (Depreciation) of Investments ......................                374,331                   2,999                     156
                                                                        -----------             -----------             -----------
Increase (Decrease) in Net Assets Resulting
    From Operations ........................................                689,336                   3,295                    (122)
                                                                        -----------             -----------             -----------

Capital Transactions:
    Contract Deposits and Transfers ........................              1,935,929                  38,072                  46,598
    Cost Of Insurance Charge ...............................               (439,044)                 (3,527)                 (2,896)
    Policy Loans ...........................................                (78,540)                      0                  (9,622)
    Contract Withdrawals ...................................                (17,083)                      0                       0
                                                                        -----------             -----------             -----------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions ..............................              1,401,262                  34,545                  34,080
                                                                        -----------             -----------             -----------
Total Increase (Decrease) in Net Assets ....................              2,090,598                  37,840                  33,958
Net Assets, at Beginning of Year ...........................              2,344,292                       0                       0
                                                                        -----------             -----------             -----------
Net Assets, at End of Year .................................            $ 4,434,890             $    37,840             $    33,958
                                                                        ===========             ===========             ===========

                                                                                                                          Alliance
                                                                            Alliance                                       Growth
                                                                          Conservative             Alliance                  &
                                                                           Investors                Growth                 Income
                                                                           Portfolio               Portfolio              Portfolio
                                                                          -----------             -----------            -----------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss) ..............................             $   1,362              $  20,386              $  28,095
    Realized Gain (Loss) on Investment Activity ...............                   250                 13,968                 11,897
    Change in Unrealized Appreciation
        (Depreciation) of Investments .........................                   797                 73,288                 23,891
                                                                            ---------              ---------              ---------
Increase (Decrease) in Net Assets Resulting
    From Operations ...........................................                 2,409                107,642                 63,883
                                                                            ---------              ---------              ---------

Capital Transactions:
    Contract Deposits and Transfers ...........................                16,193                340,780                267,448
    Cost Of Insurance Charge ..................................                (3,382)               (61,636)               (49,686)
    Policy Loans ..............................................                     0                (27,803)                (3,765)
    Contract Withdrawals ......................................                   (16)                  (981)                  (711)
                                                                            ---------              ---------              ---------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions .................................                12,795                250,360                213,286
                                                                            ---------              ---------              ---------
Total Increase (Decrease) in Net Assets .......................                15,204                358,002                277,169
Net Assets, at Beginning of Year ..............................                11,100                237,603                181,974
                                                                            ---------              ---------              ---------
Net Assets, at End of Year ....................................             $  26,304              $ 595,605              $ 459,143
                                                                            =========              =========              =========

                                                                            Alliance               Alliance
                                                                             Growth                 Premier               Alliance
                                                                            Investors               Growth                 Quasar
                                                                            Portfolio              Portfolio              Portfolio
                                                                            ---------              ---------              ---------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss) ..............................             $   8,601              $    (412)             $   8,900
    Realized Gain (Loss) on Investment Activity ...............                 1,027                    406                    685
    Change in Unrealized Appreciation
        (Depreciation) of Investments .........................                11,665                 17,510                (15,889)
                                                                            ---------              ---------              ---------
Increase (Decrease) in Net Assets Resulting
    From Operations ...........................................                21,293                 17,504                 (6,304)
                                                                            ---------              ---------              ---------

Capital Transactions:
    Contract Deposits and Transfers ...........................                32,757                136,361                 27,825
    Cost Of Insurance Charge ..................................                (7,001)                (6,319)               (12,255)
    Policy Loans ..............................................                (1,265)               (10,717)                     0
    Contract Withdrawals ......................................                   (21)                     0                    (97)
                                                                            ---------              ---------              ---------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions .................................                24,470                119,325                 15,473
                                                                            ---------              ---------              ---------
Total Increase (Decrease) in Net Assets .......................                45,763                136,829                  9,169
Net Assets, at Beginning of Year ..............................                69,596                      0                102,652
                                                                            ---------              ---------              ---------
Net Assets, at End of Year ....................................             $ 115,359              $ 136,829              $ 111,821
                                                                            =========              =========              =========

                                                                                                    Dreyfus
                                                                                                     Small                 Dreyfus
                                                                            Alliance                Company                 Stock
                                                                           Technology                Stock                  Index
                                                                            Portfolio              Portfolio                 Fund
                                                                           -----------            -----------            -----------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss) ..............................             $    (721)             $     (61)             $   3,070
    Realized Gain (Loss) on Investment Activity ...............                 1,010                   (790)                31,559
    Change in Unrealized Appreciation
        (Depreciation) of Investments .........................                50,048                    129                 62,625
                                                                            ---------              ---------              ---------
Increase (Decrease) in Net Assets Resulting
    From Operations ...........................................                50,337                   (722)                97,254
                                                                            ---------              ---------              ---------

Capital Transactions:
    Contract Deposits and Transfers ...........................                83,902                 43,396                354,587
    Cost Of Insurance Charge ..................................               (14,811)                (5,197)               (61,439)
    Policy Loans ..............................................                  (636)                  (498)                (3,714)
    Contract Withdrawals ......................................                  (277)                     0                 (4,651)
                                                                            ---------              ---------              ---------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions .................................                68,178                 37,701                284,783
                                                                            ---------              ---------              ---------
Total Increase (Decrease) in Net Assets .......................               118,515                 36,979                382,037
Net Assets, at Beginning of Year ..............................                48,621                  2,703                209,742
                                                                            ---------              ---------              ---------
Net Assets, at End of Year ....................................             $ 167,136              $  39,682              $ 591,779
                                                                            =========              =========              =========

                                                                             Dreyfus
                                                                              Zero                 Fidelity
                                                                             Coupon                  Asset                Fidelity
                                                                              2000                  Manager              Contrafund
                                                                            Portfolio              Portfolio              Portfolio
                                                                            ---------              ---------              ---------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss) ..............................             $     787              $  19,053              $    (215)
    Realized Gain (Loss) on Investment Activity ...............                     2                  3,126                     15
    Change in Unrealized Appreciation
        (Depreciation) of Investments .........................                   271                  4,287                 12,896
                                                                            ---------              ---------              ---------
Increase (Decrease) in Net Assets Resulting
    From Operations ...........................................                 1,060                 26,466                 12,696
                                                                            ---------              ---------              ---------

Capital Transactions:
    Contract Deposits and Transfers ...........................                    37                122,139                 74,384
    Cost Of Insurance Charge ..................................                  (290)               (28,844)                (5,525)
    Policy Loans ..............................................                     0                 (4,507)                     0
    Contract Withdrawals ......................................                     0                   (271)                     0
                                                                            ---------              ---------              ---------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions .................................                  (253)                88,517                 68,859
                                                                            ---------              ---------              ---------
Total Increase (Decrease) in Net Assets .......................                   807                114,983                 81,555
Net Assets, at Beginning of Year ..............................                17,074                120,556                      0
                                                                            ---------              ---------              ---------
Net Assets, at End of Year ....................................             $  17,881              $ 235,539              $  81,555
                                                                            =========              =========              =========

                                                                                                                          Fidelity
                                                                                                  Fidelity               Investment
                                                                            Fidelity                High                    Grade
                                                                             Growth                Income                   Bond
                                                                            Portfolio             Portfolio               Portfolio
                                                                           -----------           -----------             -----------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss) ..............................             $  70,156              $   6,339              $     336
    Realized Gain (Loss) on Investment Activity ...............                31,739                   (408)                   112
    Change in Unrealized Appreciation
        (Depreciation) of Investments .........................               138,573                (11,405)                 1,082
                                                                            ---------              ---------              ---------
Increase (Decrease) in Net Assets Resulting
    From Operations ...........................................               240,468                 (5,474)                 1,530
                                                                            ---------              ---------              ---------

Capital Transactions:
    Contract Deposits and Transfers ...........................               304,706                 68,538                 20,094
    Cost Of Insurance Charge ..................................               (70,948)               (11,695)                (3,420)
    Policy Loans ..............................................                (7,887)                (1,312)                   (97)
    Contract Withdrawals ......................................                  (659)                     0                      0
                                                                            ---------              ---------              ---------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions .................................               225,212                 55,531                 16,577
                                                                            ---------              ---------              ---------
Total Increase (Decrease) in Net Assets .......................               465,680                 50,057                 18,107
Net Assets, at Beginning of Year ..............................               510,921                 36,381                  9,252
                                                                            ---------              ---------              ---------
Net Assets, at End of Year ....................................             $ 976,601              $  86,438              $  27,359
                                                                            =========              =========              =========

                                                                            Fidelity                                        VanEck
                                                                              Money                Fidelity                Worldwide
                                                                              Market               Overseas                Balanced
                                                                            Portfolio              Portfolio                 Fund
                                                                            ---------              ---------               ---------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss) ..............................             $  16,954              $   8,114              $  82,586
    Realized Gain (Loss) on Investment Activity ...............                     0                  1,283                (49,886)
    Change in Unrealized Appreciation
        (Depreciation) of Investments .........................                     0                  5,423                   (614)
                                                                            ---------              ---------              ---------
Increase (Decrease) in Net Assets Resulting
    From Operations ...........................................                16,954                 14,820                 32,086
                                                                            ---------              ---------              ---------

Capital Transactions:
    Contract Deposits and Transfers ...........................               187,473                 58,273               (320,133)
    Cost Of Insurance Charge ..................................               (53,147)               (14,747)               (16,925)
    Policy Loans ..............................................                (2,635)                (1,423)                  (366)
    Contract Withdrawals ......................................                (5,924)                (3,261)                  (128)
                                                                            ---------              ---------              ---------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions .................................               125,767                 38,842               (337,552)
                                                                            ---------              ---------              ---------
Total Increase (Decrease) in Net Assets .......................               142,721                 53,662               (305,466)
Net Assets, at Beginning of Year ..............................               347,341                109,518                305,466
                                                                            ---------              ---------              ---------
Net Assets, at End of Year ....................................             $ 490,062              $ 163,180              $       0
                                                                            =========              =========              =========

                                                                              VanEck                 VanEck                  WP&G
                                                                             Worldwide             Worldwide               Tomorrow
                                                                             Emerging                 Hard                   Long
                                                                              Markets                Assets                  Term
                                                                               Fund                   Fund                 Portfolio
                                                                             --------               --------               ---------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss) ..............................              $    (48)              $  2,187               $      9
    Realized Gain (Loss) on Investment Activity ...............                  (775)                (6,194)                   134
    Change in Unrealized Appreciation
        (Depreciation) of Investments .........................                (1,775)                (2,222)                    24
                                                                             --------               --------               --------
Increase (Decrease) in Net Assets Resulting
    From Operations ...........................................                (2,598)                (6,229)                   167
                                                                             --------               --------               --------

Capital Transactions:
    Contract Deposits and Transfers ...........................                15,744                 14,697                  1,242
    Cost Of Insurance Charge ..................................                  (849)                (3,058)                (1,095)
    Policy Loans ..............................................                     0                 (1,447)                     0
    Contract Withdrawals ......................................                     0                    (19)                     0
                                                                             --------               --------               --------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions .................................                14,895                 10,173                    147
                                                                             --------               --------               --------
Total Increase (Decrease) in Net Assets .......................                12,297                  3,944                    314
Net Assets, at Beginning of Year ..............................                     0                 15,046                  1,047
                                                                             --------               --------               --------
Net Assets, at End of Year ....................................              $ 12,297               $ 18,990               $  1,361
                                                                             ========               ========               ========

                                                                        WP&G
                                                                      Tomorrow
                                                                        Short
                                                                        Term
                                                                      Portfolio
                                                                      ---------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss) .................................    $   308
    Realized Gain (Loss) on Investment Activity ..................         41
    Change in Unrealized Appreciation
        (Depreciation) of Investments ............................        572
                                                                      -------
Increase (Decrease) in Net Assets Resulting
    From Operations ..............................................        921
                                                                      -------

Capital Transactions:
    Contract Deposits and Transfers ..............................        816
    Cost Of Insurance Charge .....................................       (352)
    Policy Loans .................................................       (846)
    Contract Withdrawals .........................................        (67)
                                                                      -------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions ....................................       (449)
                                                                      -------
Total Increase (Decrease) in Net Assets ..........................        472
Net Assets, at Beginning of Year .................................      7,699
                                                                      -------
Net Assets, at End of Year .......................................    $ 8,171
                                                                      =======

                 See Accompanying Notes to Financial Statements

                  AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY
                              OF NEW YORK (AI LIFE)
                               VARIABLE ACCOUNT B

                          NOTES TO FINANCIAL STATEMENTS

1. History

Variable Account B (the "Account") is a separate investment account established under the provisions of New York Insurance Law by American International Life Assurance Company of New York (the "Company"), a wholly-owned subsidiary of American International Group, Inc. The Account operates as a unit investment trust registered under the Investment Company Act of 1940, as amended, and supports the operations of the Company's individual and group flexible premium variable universal life insurance policies (the "policies"). The following products are offered by the Account: Vision, Executive Advantage and Gallery Life.

The Account invests in shares of AIM Variable Insurance Fund ("AIM Fund"), Alliance Variable Products Series Fund, Inc. ("Alliance Fund"), American Century Variable Portfolios, Inc. ("American Century Fund"), Berger Institutional Products Trust ("Berger IPT Trust"), Dreyfus Variable Investment Fund ("Dreyfus Fund"), Fidelity Investments Variable Insurance Products Fund ("Fidelity Trust"), Fidelity Variable Insurance Products Fund II ("Fidelity Trust II"), Fidelity Variable Insurance Products Fund III ("Fidelity Trust III"), Franklin Templeton Insurance Products Trust (VIP) ("Franklin Templeton Trust"), Goldman Sachs Variable Insurance Trust ("Goldman Sachs Trust"), Morgan Stanley Universal Institutional Funds, Inc. ("Morgan Stanley Fund"), Neuberger Berman Advisors Management Trust ("Neuberger Berman AMT Trust"), PIMCO Variable Insurance Trust ("PIMCO Trust") and Van Eck Investment Trust ("Van Eck Trust"). Investment by the Account in shares of Weiss, Peck & Greer ("WP&G Tomorrow Fund") has been discontinued as of July 31, 2000. The assets in the policies may be invested in the following subaccounts:

AIM Fund:

        Capital Appreciation Fund
        International Equity Fund

Alliance Fund:

        Conservative Investors Portfolio
        Global Bond Portfolio
        Global Dollar Government Portfolio
        Growth Portfolio
        Growth & Income Portfolio
        Growth Investors Portfolio
        High Yield Portfolio
        International Portfolio
        Money Market Portfolio
        North American Government Income Portfolio
        Premier Growth Portfolio
        Quasar Portfolio
        Real Estate Investment Portfolio
        Short-Term Multi Market Portfolio
        Technology Portfolio
        Total Return Portfolio
        U.S. Government/High Grade Securities Portfolio
        Utility Income Portfolio
        Worldwide Privatization Portfolio

American Century Fund:

        VP International Portfolio
        VP Income & Growth Portfolio

Berger IPT Trust:

        Small Company Growth Fund
        New Generation Fund

Dreyfus Fund:

        Small Company Stock Portfolio
        Stock Index Fund
        Zero Coupon 2000 Portfolio (Fund Closed 12/29/00)

Fidelity Trust:

        Growth Portfolio
        High Income Portfolio
        Money Market Portfolio
        Overseas Portfolio

Fidelity Trust II:

        Asset Manager Portfolio
        Contrafund Portfolio
        Index 500 Portfolio
        Investment Grade Bond Portfolio

Fidelity Trust III:

        Balanced Portfolio

Franklin Templeton Trust:

        Developing Markets Securities Fund - class 2
        Growth Securities Fund - class 2
        International Securities Fund - class 2

Goldman Sachs Trust:

        CORE sm Equity Fund
        CORE sm Large Capital Growth Fund
        Global Income Fund
        International Equity Fund

Morgan Stanley Fund:

        Emerging Markets Equity Portfolio
        Fixed Income Portfolio
        High Yield Portfolio
        Mid Cap Growth Portfolio
        Mid Cap Value Portfolio
        Money Market Portfolio
        Technology Portfolio

Neuberger Berman AMT Trust:

        AMT Partners Portfolio

PIMCO Trust:

        Total Return Bond Portfolio
        Long-Term U.S. Government Bond Portfolio

Van Eck Trust:

        Worldwide Emerging Markets Fund
        Worldwide Hard Assets Fund

WP&G Tomorrow Fund:

        Tomorrow Long Term Portfolio (Fund Closed 07/31/00)
        Tomorrow Medium Term Portfolio (Fund Closed 07/31/00)
        Tomorrow Short Term Portfolio (Fund Closed 07/31/00)

The Account commenced operations on May 4, 1995.

The assets of the Account are the property of the Company. The portion of the Account's assets applicable to the policies are not chargeable with the liabilities arising out of any other business conducted by the Company.

In addition to the Account, policy owners may also allocate funds to the Guaranteed Account, which is part of the Company's general account. Amounts allocated to the Guaranteed Account are credited with a guaranteed rate of interest for a selected period. Because of exemptive and exclusionary provisions, interests in the Guaranteed Account have not been registered under the Securities Act of 1933, and the Guaranteed Account has not been registered as an investment company under the Investment Company Act of 1940.

                  AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY
                              OF NEW YORK (AI LIFE)
                               VARIABLE ACCOUNT B

                    NOTES TO FINANCIAL STATEMENTS (continued)

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Account in preparation of the financial statements in conformity with generally accepted accounting principles.

A. Investment Valuation - The investments in the respective funds and trusts are stated at market value which is the net asset value of each of the respective series as determined at the close of business on the last business day of the period by the fund.

B. Accounting for Investments - Investment transactions are accounted for on the date the investments are purchased or sold. Dividend income is recorded on the ex-dividend date.

C. Federal Income Taxes - The Company is taxed under federal law as a life insurance company. The Account is part of the Company's total operations and is not taxed separately. Under existing federal law, no taxes are payable on investment income and realized capital gains of the Account.

D. The preparation of the accompanying financial statements required management to make estimates and assumptions that affect the reported values of assets and liabilities and the reported amounts from operations and policy transactions. Actual results could differ from those estimates.

E. The financial statements for 1998 has been reclassified to conform to the 1999 presentation.

F. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold.

3. Contract Charges

Vision and Gallery Life Products

There are charges and deductions which the Company will deduct from each policy. The deductions from each premium payment are a sales charge of 5% plus the state specific premium taxes.

Daily charges for mortality and expense risks assumed by the Company are assessed through the daily unit value calculation and are equivalent on an annual basis to .90% of the account value of the policies. This charge may be decreased to not less than .50% in policy years eleven and greater.

On the policies' issue date and each monthly anniversary, the following deductions are made from the policies' account value:

      (a)   administrative charges
      (b)   insurance charges
      (c)   supplemental benefit charges
      (d)   acquisition and underwriting charges

A transfer charge of $25.00 will be assessed for each transfer in excess of 12 each policy year.

If the policy is surrendered during the first fourteen policy years, the Company will deduct a surrender charge based on a percentage of first year premium. A pro rata surrender charge will be deducted for any partial surrender. An administrative charge upon partial surrender will be equal to the lessor of $25.00 or 2% of the amount surrendered.

Executive Advantage Product

There are charges and deductions which the Company will deduct from each policy. The deductions from each premium payment will consist of state & local premium taxes, federal tax, and sales charge based upon the insured's place of residence.

Daily charges for mortality and expense risks assumed by the Company are assessed through the daily unit value calculation and are equivalent on an annual basis from .50% and not to exceed 1.00% of the account value of the policies.

On the policies' issue date and each monthly anniversary, the following deductions are made from the policies' account value:

      (a)   administrative charges
      (b)   insurance charges
      (c)   supplemental benefit charges
      (d)   acquisition and underwriting charges

A transfer charge of $25.00 will be assessed for each transfer in excess of 12 each policy year.

If the policy is surrendered during the first fourteen policy years, the Company will deduct a surrender charge based on a percentage of first year premium. A pro rata surrender charge will be deducted for any partial surrender. An administrative charge upon partial surrender will be equal to the lessor of $25.00 or 2% of the amount surrendered.

                  AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY
                              OF NEW YORK (AI LIFE)
                               VARIABLE ACCOUNT B

                    NOTES TO FINANCIAL STATEMENTS (continued)

4. Purchases and Sales of Investments

For the year ended December 31, 2000, investment activity in the Account was as follows:

                                                   Cost of            Proceeds
                                                  Purchases          from Sales
                                                  ---------          ----------
Shares of

AIM
        Capital Appreciation Fund                  $ 37,592          $ 12,576
        International Equity Fund                    42,119             6,793
Alliance
        Conservative Investors Portfolio              5,061             2,262
        Growth Portfolio                            349,773           186,741
        Growth & Income Portfolio                   142,241            32,384
        Growth Investors Portfolio                   24,508            12,316
        Premier Growth Portfolio                     96,331            27,645
        Quasar Portfolio                             32,963            51,632
        Technology Portfolio                        158,766            45,810
Dreyfus
        Small Company Stock Portfolio                22,134            11,349
        Stock Index Fund                            241,985            70,686
        Zero Coupon 2000 Portfolio                    1,526            18,616
Fidelity
        Asset Manager Portfolio                     117,962            45,013
        Contrafund Portfolio                         85,335            25,237
        Growth Portfolio                            455,926           141,362
        High Income Portfolio                        45,253             7,107
        Investment Grade Bond Portfolio              18,538             2,272
        Money Market Portfolio                      342,024           272,267
        Overseas Portfolio                           63,387            31,608
Morgan Stanley
        Money Market Portfolio                      742,347                 0
Van Eck
        Worldwide Emerging Markets Fund              17,995             4,132
        Worldwide Hard Assets Fund                    8,699             2,895
Weiss, Peck & Greer
        Tomorrow Long Term Portfolio                    493             2,038
        Tomorrow Short Term Portfolio                    93               406

                  AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY
                              OF NEW YORK (AI LIFE)
                               VARIABLE ACCOUNT B

                    NOTES TO FINANCIAL STATEMENTS (continued)

4. Purchases and Sales of Investments (continued)

For the year ended December 31, 1999, investment activity in the Account was as follows:

                                                   Cost of            Proceeds
                                                  Purchases          from Sales
                                                  ---------          ----------

Shares of
AIM
        Capital Appreciation Fund                  $ 41,089           $ 5,698
        International Equity Fund                    48,023            13,817
Alliance
        Conservative Investors Portfolio             16,659             2,503
        Global Bond Portfolio                            25                25
        Growth Portfolio                            335,018            64,273
        Growth & Income Portfolio                   321,401            80,021
        Growth Investors Portfolio                   61,367            28,296
        Premier Growth Portfolio                    134,549            15,635
        Quasar Portfolio                             42,435            18,064
        Technology Portfolio                         76,712             9,255
Dreyfus
        Small Company Stock Portfolio                44,896             7,256
        Stock Index Fund                            479,370           191,520
        Zero Coupon 2000 Portfolio                    1,429               902
Fidelity
        Asset Manager Portfolio                     178,284            70,713
        Contrafund Portfolio                         75,744             7,100
        Growth Portfolio                            450,845           155,476
        High Income Portfolio                        73,064            11,194
        Investment Grade Bond Portfolio              21,374             4,461
        Money Market Portfolio                    1,010,895           868,181
        Overseas Portfolio                           67,338            20,382
Van Eck
        Worldwide Emerging Markets Fund              17,115             2,268
        Worldwide Hard Assets Fund                   25,534            13,175
        Worldwide Balanced Fund                     184,338           438,992
WP&G Tomorrow
        Tomorrow Long Term Portfolio                  1,222             1,067
        Tomorrow Short Term Portfolio                 1,148             1,288

                  AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY
                              OF NEW YORK (AI LIFE)
                               VARIABLE ACCOUNT B

                    NOTES TO FINANCIAL STATEMENTS (continued)

5.  Net Increase (Decrease) in Accumulation Units

For the year ended December 31, 2000, transactions in accumulation units of the account were as follows:

                                                                                  AIM                  AIM                Alliance
                                                                                Capital           International         Conservative
                                                                              Appreciation            Equity             Investors
                                                                            1     Fund            1    Fund            1  Portfolio
                                                                            --------------        -------------        -------------
Units Purchased .....................................................            1,747.39             1,440.96               248.52
Units Withdrawn .....................................................             (877.06)             (647.13)             (210.65)
Units Transferred Between Funds .....................................              590.70             1,096.62                 0.00
Units Transferred From (To) AI Life .................................                0.00                 0.00                 0.00
                                                                                ---------            ---------            ---------
Net Increase (Decrease) .............................................            1,461.03             1,890.45                37.87
Units, at Beginning of the Year .....................................            4,407.69             4,207.56             1,376.17
                                                                                ---------            ---------            ---------
Units, at End of the Year ...........................................            5,868.72             6,098.01             1,414.04
                                                                                =========            =========            =========

Unit Value at December 31, 2000 .....................................           $   14.40            $   12.97            $   14.15
                                                                                =========            =========            =========

                                                                                                    Alliance
                                                                                                     Growth               Alliance
                                                                              Alliance                 &                   Growth
                                                                               Growth                Income               Investors
                                                                           1  Portfolio          1  Portfolio          1  Portfolio
                                                                           ------------          ------------          ------------
Units Purchased ..................................................             8,144.33              5,650.01                219.05
Units Withdrawn ..................................................            (6,146.74)            (3,187.47)              (637.18)
Units Transferred Between Funds ..................................               585.28                774.97               (107.78)
Units Transferred From (To) AI Life ..............................                 0.00                  0.00                  0.00
                                                                             ----------            ----------            ----------
Net Increase (Decrease) ..........................................             2,582.87              3,237.51               (525.91)
Units, at Beginning of the Year ..................................            38,811.71             28,961.53              5,850.34
                                                                             ----------            ----------            ----------
Units, at End of the Year ........................................            41,394.58             32,199.04              5,324.43
                                                                             ==========            ==========            ==========

Unit Value at December 31, 2000 ..................................           $    23.49            $    23.93            $    16.99
                                                                             ==========            ==========            ==========

Footnote 1 are funds under the Vision product.
Footnote 2 are funds under the Executive Advantage product.

                                                                              Alliance
                                                                               Premier              Alliance              Alliance
                                                                               Growth                Quasar              Technology
                                                                            1 Portfolio           1 Portfolio           1 Portfolio
                                                                            -----------           -----------           -----------
Units Purchased ..................................................             4,117.89                498.45              3,856.12
Units Withdrawn ..................................................            (2,086.59)            (2,011.84)            (2,559.46)
Units Transferred Between Funds ..................................               788.32                (19.61)             1,356.59
Units Transferred From (To) AI Life ..............................                 0.00                  0.00                  0.00
                                                                             ----------            ----------            ----------
Net Increase (Decrease) ..........................................             2,819.62             (1,533.00)             2,653.25
Units, at Beginning of the Year ..................................            16,016.70              9,369.80             11,551.71
                                                                             ----------            ----------            ----------
Units, at End of the Year ........................................            18,836.32              7,836.80             14,204.96
                                                                             ==========            ==========            ==========

Unit Value at December 31, 2000 ..................................           $    16.33            $    12.39            $    24.01
                                                                             ==========            ==========            ==========

                                                                               Dreyfus                                    Dreyfus
                                                                                Small               Dreyfus                 Zero
                                                                               Company               Stock                 Coupon
                                                                                Stock                Index                  2000
                                                                            1 Portfolio            1  Fund              1 Portfolio
                                                                            -----------            ----------           -----------
Units Purchased ..................................................             1,895.99             11,575.51                 19.08
Units Withdrawn ..................................................              (829.12)            (5,240.66)               (14.59)
Units Transferred Between Funds ..................................               (16.43)               334.38             (1,465.48)
Units Transferred From (To) AI Life ..............................                 0.00                  0.00                  0.00
                                                                             ----------            ----------            ----------
Net Increase (Decrease) ..........................................             1,050.44              6,669.23             (1,460.99)
Units, at Beginning of the Year ..................................             3,490.39             43,279.41              1,460.99
                                                                             ----------            ----------            ----------
Units, at End of the Year ........................................             4,540.83             49,948.64                  0.00
                                                                             ==========            ==========            ==========

Unit Value at December 31, 2000 ..................................           $    11.39            $    21.55            $    12.33
                                                                             ==========            ==========            ==========

Footnote 1 are funds under the Vision product.
Footnote 2 are funds under the Executive Advantage product.

                                                                                                    Fidelity             Fidelity
                                                                              Fidelity                High                 Money
                                                                               Growth                Income                Market
                                                                            1 Portfolio           1 Portfolio           1 Portfolio
                                                                            -----------           -----------           -----------
Units Purchased ..................................................            13,141.17              2,849.07             20,412.07
Units Withdrawn ..................................................            (7,188.49)            (1,166.19)            (3,009.93)
Units Transferred Between Funds ..................................               293.99                819.93            (12,436.66)
Units Transferred From (To) AI Life ..............................                 0.00                  0.00               (241.21)
                                                                             ----------            ----------            ----------
Net Increase (Decrease) ..........................................             6,246.67              2,502.81              4,724.27
Units, at Beginning of the Year ..................................            62,413.04              9,313.63             16,124.30
                                                                             ----------            ----------            ----------
Units, at End of the Year ........................................            68,659.71             11,816.44             20,848.57
                                                                             ==========            ==========            ==========

Unit Value at December 31, 2000 ..................................           $    22.30            $    10.35            $    12.58
                                                                             ==========            ==========            ==========

                                                                                                    Fidelity
                                                                              Fidelity                Asset               Fidelity
                                                                              Overseas               Manager             Contrafund
                                                                            1 Portfolio           1 Portfolio           1 Portfolio
                                                                            -----------           -----------           -----------
Units Purchased ..................................................             2,296.87              4,844.50              4,392.74
Units Withdrawn ..................................................            (1,584.78)            (2,885.49)            (1,874.55)
Units Transferred Between Funds ..................................              (105.04)               285.02                199.67
Units Transferred From (To) AI Life ..............................                 0.00                  0.00                  0.00
                                                                             ----------            ----------            ----------
Net Increase (Decrease) ..........................................               607.05              2,244.03              2,717.86
Units, at Beginning of the Year ..................................            11,488.58             20,238.03              9,510.40
                                                                             ----------            ----------            ----------
Units, at End of the Year ........................................            12,095.63             22,482.06             12,228.26
                                                                             ==========            ==========            ==========

Unit Value at December 31, 2000 ..................................           $    15.95            $    16.40            $    14.76
                                                                             ==========            ==========            ==========

Footnote 1 are funds under the Vision product.
Footnote 2 are funds under the Executive Advantage product.

                                                                              Fidelity                                     Van Eck
                                                                             Investment                                   Worldwide
                                                                                Grade            Morgan Stanley           Emerging
                                                                                Bond              Money Market             Markets
                                                                            1 Portfolio         2   Portfolio            1  Fund
                                                                            -----------         ---------------          ----------
Units Purchased ..................................................               708.55             74,289.52              1,099.45
Units Withdrawn ..................................................              (343.13)               (89.94)              (278.54)
Units Transferred Between Funds ..................................               851.82                  0.00                535.02
Units Transferred From (To) AI Life ..............................                 0.00                  0.00                  0.00
                                                                             ----------            ----------            ----------
Net Increase (Decrease) ..........................................             1,217.24             74,199.58              1,355.93
Units, at Beginning of the Year ..................................             2,594.27                  0.00              2,276.13
                                                                             ----------            ----------            ----------
Units, at End of the Year ........................................             3,811.51             74,199.58              3,632.06
                                                                             ==========            ==========            ==========

Unit Value at December 31, 2000 ..................................           $    13.01            $    10.00            $     6.94
                                                                             ==========            ==========            ==========

                                                                                 Van Eck               WP&G                 WP&G
                                                                                Worldwide            Tomorrow             Tomorrow
                                                                                   Hard                Long                 Short
                                                                                  Assets               Term                 Term
                                                                               1   Fund            1 Portfolio          1 Portfolio
                                                                               ----------          -----------          -----------
Units Purchased .....................................................            1,073.88                32.55                 9.24
Units Withdrawn .....................................................             (327.13)              (44.97)              (20.43)
Units Transferred Between Funds .....................................             (115.11)              (91.09)              (11.71)
Units Transferred From (To) AI Life .................................                0.05                 0.00                 0.00
                                                                                ---------            ---------            ---------
Net Increase (Decrease) .............................................              631.69              (103.51)              (22.90)
Units, at Beginning of the Year .....................................            2,952.35               103.51                22.90
                                                                                ---------            ---------            ---------
Units, at End of the Year ...........................................            3,584.04                 0.00                 0.00
                                                                                =========            =========            =========

Unit Value at December 31, 2000 .....................................           $   10.27            $   16.50            $   13.52
                                                                                =========            =========            =========

Footnote 1 are funds under the Vision product.
Footnote 2 are funds under the Executive Advantage product.

                                   APPENDIX A
                                  Gemstone VUL
                   Guaranteed Monthly Cost of Insurance Rates
                        Per $1,000 of Net Amount at Risk
                           Male (Age Nearest Birthday)

-----------------------------------------------------  ----------------------------------------------------
    Attained                Monthly COI Rate                Attained                Monthly COI Rate
      Age       -------------------------------------          Age          -------------------------------
                     Nonsmoker*            Smoker                            Nonsmoker*            Smoker
=====================================================  ====================================================
       0                   N/A            0.34845              50              0.40933            0.79730
       1                   N/A            0.08917              51              0.44603            0.87076
       2                   N/A            0.08251              52              0.48857            0.95257
       3                   N/A            0.08167              53              0.53612            1.04609
       4                   N/A            0.07917              54              0.59118            1.15132
       5                   N/A            0.07501              55              0.65209            1.26326
       6                   N/A            0.07167              56              0.71968            1.38441
       7                   N/A            0.06667              57              0.79146            1.50978
       8                   N/A            0.06334              58              0.86909            1.64353
       9                   N/A            0.06167              59              0.95675            1.78234
       10                  N/A            0.06084              60              1.05444            1.93624
       11                  N/A            0.06417              61              1.16302            2.10944
       12                  N/A            0.07084              62              1.28665            2.30447
       13                  N/A            0.08251              63              1.42787            2.52553
       14                  N/A            0.09584              64              1.58752            2.76931
       15              0.10751            0.13752              65              1.76394            3.03334
       16              0.11918            0.15586              66              1.95381            3.30841
       17              0.12835            0.17086              67              2.15965            3.59706
       18              0.13335            0.18003              68              2.38065            3.89427
       19              0.13835            0.18837              69              2.62186            4.21099
       20              0.14002            0.19254              70              2.89419            4.56071
       21              0.13919            0.19420              71              3.25305            4.94853
       22              0.13669            0.19170              72              3.55929            5.38973
       23              0.13418            0.18837              73              3.96902            5.88695
       24              0.13085            0.18420              74              4.42953            6.42941
       25              0.12668            0.17837              75              4.92413            7.02991
       26              0.12335            0.17336              76              5.45122            7.64974
       27              0.12168            0.17170              77              6.00585            8.27796
       28              0.12001            0.17003              78              6.58221            8.90442
       29              0.12001            0.17170              79              7.19473            9.54780
       30              0.12001            0.17503              80              7.86724           10.23622
       31              0.12252            0.18087              81              8.61695           10.98690
       32              0.12502            0.18670              82              9.46542           11.82145
       33              0.12918            0.19587              83             10.42336           12.74626
       34              0.13418            0.20671              84             11.47263           13.72670
       35              0.14085            0.21921              85             12.58987           14.73050
       36              0.14752            0.23422              86             13.75325           15.72512
       37              0.15669            0.25340              87             14.95279           16.69584
       38              0.16669            0.27508              88             16.16464           17.75732
       39              0.17837            0.30009              89             17.40526           18.80718
       40              0.19087            0.32844              90             18.69215           19.86094
       41              0.20588            0.36180              91             20.04733           20.93947
       42              0.22088            0.39599              92             21.51567           22.08818
       43              0.23839            0.43519              93             23.16008           23.56765
       44              0.25590            0.47606              94             25.25984           25.47888
       45              0.27674            0.52277              95             28.27411           28.27411
-----------------------------------------------------  ----------------------------------------------------

-----------------------------------------------------  ----------------------------------------------------
    Attained                Monthly COI Rate                Attained                Monthly COI Rate
      Age       -------------------------------------          Age          -------------------------------
                     Nonsmoker*            Smoker                            Nonsmoker*            Smoker
=====================================================  ====================================================
       46              0.29926            0.56949              96             33.10677           33.10677
       47              0.32344            0.62038              97             41.68475           41.68475
       48              0.34929            0.67379              98             58.01259           58.01259
       49              0.37848            0.73387              99             83.33333           83.33333
-----------------------------------------------------  ----------------------------------------------------

* Applicable to Preferred Plus, Preferred, Standard Plus, and Standard Nonsmoker Risks.

                                  Gemstone VUL
                   Guaranteed Monthly Cost of Insurance Rates
                        Per $1,000 of Net Amount at Risk
                         Female (Age Nearest Birthday)

-----------------------------------------------------  ----------------------------------------------------
    Attained                Monthly COI Rate                Attained                Monthly COI Rate
      Age       -------------------------------------          Age          -------------------------------
                     Nonsmoker*            Smoker                            Nonsmoker*            Smoker
=====================================================  ====================================================
       0                 N/A            0.24089                50              0.34929             0.54530
       1                 N/A            0.07251                51              0.37514             0.58367
       2                 N/A            0.06750                52              0.40433             0.62706
       3                 N/A            0.06584                53              0.43853             0.67796
       4                 N/A            0.06417                54              0.47356             0.72970
       5                 N/A            0.06334                55              0.51109             0.78395
       6                 N/A            0.06084                56              0.54947             0.83820
       7                 N/A            0.06000                57              0.58785             0.88996
       8                 N/A            0.05834                58              0.62456             0.93838
       9                 N/A            0.05750                59              0.66377             0.98848
       10                N/A            0.05667                60              0.70967             1.04359
       11                N/A            0.05750                61              0.76392             1.11457
       12                N/A            0.06000                62              0.83236             1.20061
       13                N/A            0.06250                63              0.91834             1.31673
       14                N/A            0.06667                64              1.02021             1.44626
       15            0.07000            0.07834                65              1.13044             1.59170
       16            0.07334            0.08251                66              1.24906             1.73551
       17            0.07667            0.08667                67              1.36937             1.88521
       18            0.07917            0.09084                68              1.49055             2.02074
       19            0.08167            0.09418                69              1.62012             2.17305
       20            0.08417            0.09668                70              1.76979             2.33460
       21            0.08501            0.09834                71              1.94879             2.54396
       22            0.08667            0.10084                72              2.17053             2.80367
       23            0.08751            0.10251                73              2.44094             3.12054
       24            0.09001            0.10584                74              2.75926             3.49047
       25            0.09084            0.10751                75              3.11970             3.90183
       26            0.09334            0.11168                76              3.51565             4.34547
       27            0.09501            0.11501                77              3.94131             4.81137
       28            0.09751            0.11835                78              4.39675             5.29708
       29            0.10001            0.12335                79              4.89467             5.81782
       30            0.10334            0.12918                80              5.45628             6.39564
       31            0.10584            0.13418                81              6.10032             7.04935
       32            0.10918            0.14002                82              6.84571             7.79699
       33            0.11251            0.14585                83              7.70559             8.64662
       34            0.11835            0.15502                84              8.66019             9.64633
       35            0.12252            0.16169                85              9.70835            10.64717
       36            0.13002            0.17420                86             10.83105            11.78647
       37            0.13919            0.19004                87             12.03563            12.88645
       38            0.14919            0.20754                88             13.30897            14.13279
       39            0.16086            0.22755                89             14.67130            15.32034
       40            0.17336            0.25006                90             16.12162            16.69153
       41            0.18837            0.27758                91             17.68913            18.15714
       42            0.20337            0.30343                92             19.41995            19.76127
       43            0.21838            0.33011                93             21.39829            21.58524
       44            0.23339            0.35679                94             23.83051            23.83051
       45            0.24923            0.38431                95             27.16158            27.16158
       46            0.25690            0.41267                96             32.32378            32.32378
-----------------------------------------------------  ----------------------------------------------------

-----------------------------------------------------  ----------------------------------------------------
    Attained                Monthly COI Rate                Attained                Monthly COI Rate
      Age       -------------------------------------          Age          -------------------------------
                     Nonsmoker*            Smoker                            Nonsmoker*            Smoker
=====================================================  ====================================================
       47            0.28425            0.44270                97             41.21204            41.21204
       48            0.30426            0.47356                98             57.81394            57.81394
       49            0.32511            0.50692                99             83.33333            83.33333
-----------------------------------------------------  ----------------------------------------------------

* Applicable to Preferred Plus, Preferred, Standard Plus, and Standard Nonsmoker Risks.

                                  Gemstone VUL
               Table of Monthly Charges Per $1,000 of Face Amount
                    (Applicable During First 5 Policy Years*)
                                      Male

-------------------------------------------  ---------------------------------------------
                        Per Unit Charge                               Per Unit Charge
-------------------------------------------  ---------------------------------------------
  Issue Age      Nonsmoker**        Smoker     Issue Age        Nonsmoker**         Smoker
===========================================  =============================================
      0              N/A             0.12         41               0.25               0.37
      1              N/A             0.12         42               0.27               0.39
      2              N/A             0.13         43               0.28               0.41
      3              N/A             0.13         44               0.30               0.42
      4              N/A             0.13         45               0.31               0.44
      5              N/A             0.13         46               0.33               0.46
      6              N/A             0.14         47               0.35               0.48
      7              N/A             0.14         48               0.37               0.50
      8              N/A             0.14         49               0.39               0.50
      9              N/A             0.15         50               0.41               0.50
      10             N/A             0.15         51               0.43               0.50
      11             N/A             0.15         52               0.45               0.50
      12             N/A             0.15         53               0.47               0.50
      13             N/A             0.16         54               0.47               0.50
      14             N/A             0.16         55               0.47               0.50
      15            0.10             0.16         56               0.47               0.50
      16            0.10             0.16         57               0.47               0.50
      17            0.11             0.17         58               0.47               0.50
      18            0.11             0.17         59               0.47               0.50
      19            0.11             0.17         60               0.47               0.50
      20            0.12             0.18         61               0.47               0.50
      21            0.12             0.18         62               0.47               0.50
      22            0.12             0.18         63               0.47               0.50
      23            0.12             0.18         64               0.47               0.50
      24            0.13             0.19         65               0.47               0.50
      25            0.13             0.19         66               0.47               0.50
      26            0.13             0.20         67               0.47               0.50
      27            0.14             0.21         68               0.47               0.50
      28            0.14             0.21         69               0.47               0.50
      29            0.15             0.22         70               0.47               0.50
      30            0.15             0.23         71               0.47               0.50
      31            0.15             0.24         72               0.47               0.50
      32            0.16             0.25         73               0.47               0.50
      33            0.16             0.25         74               0.47               0.50
      34            0.17             0.26         75               0.47               0.50
      35            0.17             0.27         76               0.47               0.50
      36            0.18             0.29         77               0.47               0.50
      37            0.20             0.30         78               0.47               0.50
      38            0.21             0.32         79               0.47               0.50
      39            0.23             0.34         80               0.47               0.50
      40            0.24             0.36      81 - 85             0.47               0.50
-------------------------------------------  ---------------------------------------------

* Also applicable on the Increase Amount during the first 5 years following an applied for increase in Face Amount.
** Applicable to Preferred Plus, Preferred, Standard Plus, and Standard Nonsmoker Risks.

                                  Gemstone VUL
               Table of Monthly Charges Per $1,000 of Face Amount
                    (Applicable During First 5 Policy Years*)
                                     Female

-------------------------------------------  ---------------------------------------------
                        Per Unit Charge                               Per Unit Charge
-------------------------------------------  ---------------------------------------------
  Issue Age      Nonsmoker**        Smoker     Issue Age        Nonsmoker**         Smoker
===========================================  =============================================
      0              N/A             0.10         41               0.19              0.27
      1              N/A             0.10         42               0.20              0.28
      2              N/A             0.10         43               0.21              0.29
      3              N/A             0.11         44               0.22              0.30
      4              N/A             0.11         45               0.23              0.31
      5              N/A             0.11         46               0.25              0.33
      6              N/A             0.11         47               0.27              0.34
      7              N/A             0.12         48               0.28              0.36
      8              N/A             0.12         49               0.30              0.37
      9              N/A             0.12         50               0.32              0.39
      10             N/A             0.12         51               0.34              0.41
      11             N/A             0.13         52               0.36              0.42
      12             N/A             0.13         53               0.37              0.44
      13             N/A             0.13         54               0.39              0.45
      14             N/A             0.13         55               0.41              0.47
      15            0.09             0.14         56               0.44              0.50
      16            0.09             0.14         57               0.46              0.50
      17            0.09             0.14         58               0.49              0.50
      18            0.10             0.14         59               0.49              0.50
      19            0.10             0.15         60               0.49              0.50
      20            0.10             0.15         61               0.49              0.50
      21            0.10             0.15         62               0.49              0.50
      22            0.10             0.15         63               0.49              0.50
      23            0.11             0.16         64               0.49              0.50
      24            0.11             0.16         65               0.49              0.50
      25            0.11             0.16         66               0.49              0.50
      26            0.11             0.17         67               0.49              0.50
      27            0.11             0.17         68               0.49              0.50
      28            0.11             0.18         69               0.49              0.50
      29            0.11             0.18         70               0.49              0.50
      30            0.12             0.19         71               0.49              0.50
      31            0.12             0.20         72               0.49              0.50
      32            0.12             0.20         73               0.49              0.50
      33            0.12             0.21         74               0.49              0.50
      34            0.12             0.21         75               0.49              0.50
      35            0.12             0.22         76               0.49              0.50
      36            0.13             0.23         77               0.49              0.50
      37            0.14             0.24         78               0.49              0.50
      38            0.15             0.25         79               0.49              0.50
      39            0.16             0.26         80               0.49              0.50
      40            0.18             0.27      81 - 85             0.49              0.50
-------------------------------------------  ---------------------------------------------

* Also applicable on the Increase Amount during the first 5 years following an applied for increase in Face Amount.
** Applicable to Preferred Plus, Preferred, Standard Plus, and Standard Nonsmoker Risks.

                                  Gemstone VUL
                       Table of Initial Surrender Charges
                            Per $1,000 of Face Amount
                                      Male

-------------------------------------------  ---------------------------------------------
  Issue Age      Nonsmoker*          Smoker    Issue Age         Nonsmoker*         Smoker
===========================================  =============================================
      0              N/A              5.64        45                9.92             17.23
      1              N/A              5.64        46               10.37             17.40
      2              N/A              5.65        47               10.82             17.56
      3              N/A              5.72        48               11.26             17.73
      4              N/A              5.80        49               11.71             17.89
      5              N/A              5.87        50               12.16             18.06
      6              N/A              5.92        51               12.61             18.22
      7              N/A              6.01        52               13.06             18.39
      8              N/A              6.11        53               13.50             18.55
      9              N/A              6.17        54               13.95             18.72
      10             N/A              6.27        55               14.40             18.88
      11             N/A              6.39        56               15.20             19.85
      12             N/A              6.51        57               16.00             20.83
      13             N/A              6.59        58               16.80             21.80
      14             N/A              6.71        59               17.60             22.78
      15            3.76              6.84        60               18.41             23.75
      16            3.82              6.97        61               19.21             24.72
      17            3.85              7.06        62               20.01             25.70
      18            3.91              7.19        63               20.81             26.67
      19            3.97              7.32        64               21.61             27.65
      20            4.01              7.41        65               22.41             28.62
      21            4.07              7.56        66               23.60             29.35
      22            4.14              7.70        67               24.80             30.10
      23            4.22              7.86        68               25.99             30.86
      24            4.27              7.99        69               27.18             31.64
      25            4.35              8.17        70               28.38             32.44
      26            4.36              8.46        71               29.57             33.26
      27            4.36              8.74        72               30.76             34.11
      28            4.37              9.03        73               31.95             34.34
      29            4.37              9.31        74               33.15             34.34
      30            4.38              9.60        75               34.34             34.34
      31            4.39              9.88        76               34.34             34.34
      32            4.39             10.17        77               34.34             34.34
      33            4.40             10.45        78               34.34             34.34
      34            4.40             10.74        79               34.34             34.34
      35            4.41             11.02        80               34.34             34.34
      36            4.96             11.64        81               34.34             34.34
      37            5.51             12.26        82               34.34             34.34
      38            6.06             12.88        83               34.34             34.34
      39            6.61             13.50        84               34.34             34.34
      40            7.17             14.13        85               34.34             34.34
      41            7.72             14.75
      42            8.27             15.37
      43            8.82             15.99
      44            9.37             16.61
-------------------------------------------  ---------------------------------------------

* Applicable to Preferred Plus, Preferred, Standard Plus, and Standard Nonsmoker Risks.

                                  Gemstone VUL
                       Table of Initial Surrender Charges
                            Per $1,000 of Face Amount
                                     Female

--------------------------------------------  --------------------------------------------
  Issue Age      Nonsmoker*          Smoker    Issue Age         Nonsmoker*         Smoker
============================================  ============================================
      0              N/A              5.06        45                8.11             12.65
      1              N/A              5.06        46                8.67             13.19
      2              N/A              5.11        47                9.23             13.73
      3              N/A              5.13        48                9.79             14.27
      4              N/A              5.18        49               10.35             14.81
      5              N/A              5.24        50               10.91             15.35
      6              N/A              5.30        51               11.47             15.88
      7              N/A              5.33        52               12.03             16.42
      8              N/A              5.40        53               12.59             16.96
      9              N/A              5.47        54               13.15             17.50
      10             N/A              5.54        55               13.71             18.04
      11             N/A              5.58        56               14.10             18.24
      12             N/A              5.67        57               14.48             18.45
      13             N/A              5.75        58               14.87             18.65
      14             N/A              5.85        59               15.25             18.85
      15            3.59              5.90        60               15.64             19.06
      16            3.64              6.00        61               16.02             19.26
      17            3.69              6.09        62               16.41             19.46
      18            3.72              6.20        63               16.79             19.66
      19            3.78              6.27        64               17.18             19.87
      20            3.84              6.38        65               17.56             20.07
      21            3.90              6.49        66               19.18             21.50
      22            3.96              6.62        67               20.79             22.92
      23            4.01              6.71        68               22.41             24.35
      24            4.08              6.84        69               24.02             25.78
      25            4.15              6.98        70               25.64             27.21
      26            4.15              7.20        71               27.26             28.63
      27            4.15              7.43        72               28.87             30.06
      28            4.16              7.65        73               30.49             31.49
      29            4.16              7.88        74               32.10             32.91
      30            4.16              8.10        75               33.72             34.34
      31            4.16              8.32        76               34.34             34.34
      32            4.16              8.55        77               34.34             34.34
      33            4.17              8.77        78               34.34             34.34
      34            4.17              9.00        79               34.34             34.34
      35            4.17              9.22        80               34.34             34.34
      36            4.56              9.56        81               34.34             34.34
      37            4.96              9.91        82               34.34             34.34
      38            5.35             10.25        83               34.34             34.34
      39            5.75             10.59        84               34.34             34.34
      40            6.14             10.94        85               34.34             34.34
      41            6.53             11.28
      42            6.93             11.62
      43            7.32             11.96
      44            7.72             12.31
--------------------------------------------  --------------------------------------------

* Applicable to Preferred Plus, Preferred, Standard Plus, and Standard Nonsmoker Risks.

                                   APPENDIX B
                         AVERAGE ANNUAL TOTAL RETURNS(1)
                             As of December 31, 2000

                                                              Inception                          10 Years or
                                                                Date      1 Year     5 Years   Since Inception(2)
                                                                ----      ------     -------   ---------------
AIM Variable Insurance Funds
   AIM Advisors, Inc.
     V.I. Capital Appreciation Fund                             5/5/93    -11.70%     14.42%          16.23%
     V.I. International Equity Fund                             5/7/93    -27.06%     10.07%          10.53%

Alliance Variable Products Series Fund, Inc.
   Alliance Capital Management L.P.
     Premier Growth Portfolio                                  6/26/92    -17.32%     21.67%          14.22%
     AllianceBernstein Real Estate Investment Portfolio         1/9/97     23.15%       n/a            1.99%
     Technology Portfolio                                      1/11/96    -21.42%       n/a           20.87%
     AllianceBernstein Utility Income Portfolio                5/10/94      4.57%     13.53%          13.08%

American Century Variable Portfolios, Inc.
   American Century Investment Management, Inc.
     VP Capital Appreciation Fund                             11/20/87      6.33%      5.52%           9.86%
     VP Income & Growth Fund                                  10/30/97    -11.12%       n/a            7.76%

Anchor Series Trust
   Wellington Management Company, LLP
     Capital Appreciation Portfolio                            3/23/87     -8.16%     23.48%          23.89%
     Growth Portfolio                                           9/5/84     -1.77%     20.54%          16.78%
     Natural Resources Portfolio                                1/4/88     17.74%      6.87%           8.83%

Dreyfus Stock Index Fund                                       9/29/89    -10.09%     16.90%          15.71%
   The Dreyfus Corporation

Dreyfus Variable Investment Fund
   The Dreyfus Corporation
     Small Company Stock Portfolio                             4/30/96      7.56%       n/a            8.01%

Fidelity Variable Insurance Products Fund
   Fidelity Management & Research Company
     VIP Growth Portfolio: Initial Class                       10/9/86    -11.77%     18.24%          18.96%
     VIP High Income Portfolio: Initial Class                  9/19/85    -23.16%      0.57%           8.85%
     VIP Money Market Portfolio: Initial Class                  4/1/82      5.36%      4.61%           4.12%

Fidelity Variable Insurance Products Fund II
   Fidelity Management & Research Company
     VIP II Asset Manager(sm) Portfolio: Initial Class          9/6/89     -4.78%     10.17%          10.96%
     VIP II Contrafund(R) Portfolio: Initial Class              1/3/95     -7.46%     15.60%          19.94%
     VIP II Investment Grade Bond Portfolio:                   12/5/88     10.23%      5.20%           6.81%
        Initial Class

Franklin Templeton Variable Products Series Fund
   Templeton Investment Counsel, Inc.
     Templeton Asset Strategy Fund - Class 1(3)                8/24/88    -17.76%      0.52%           6.30%

J.P. Morgan Series Trust II
   J.P. Morgan Investment Management Inc.
     Bond Portfolio                                           12/31/94      3.65%      1.32%           2.58%
     U.S. Disciplined Equity Portfolio                        12/31/94    -14.12%      3.38%           6.87%

Neuberger Berman Advisers Management Trust
   Neuberger Berman Management Inc.
     AMT Limited Maturity Bond Portfolio                       3/22/94     -0.38%     -2.16%          -0.32%
     AMT Partners Portfolio                                    9/10/84    -17.67%      4.10%           4.92%

Oppenheimer Variable Account Funds
   OppenheimerFunds, Inc.
     Oppenheimer Global Securities Fund/VA                    11/12/90     -9.22%     15.12%          11.69%
     Oppenheimer Main Street Growth & Income                    7/5/95    -13.68%     11.19%          14.73%
         Fund/VA

SunAmerica Series Trust
   SunAmerica Asset Management Corp.
     Global Bond Portfolio                                      7/1/93      8.46%      6.85%           6.48%
     SunAmerica Balanced Portfolio                              6/3/96    -10.11%       n/a           14.12%
     Growth-Income Portfolio                                    2/9/93     -9.02%     20.05%          17.14%
     Alliance Growth Portfolio                                  2/9/93    -20.06%     21.67%          19.90%
     MFS Mid-Cap Growth Portfolio                               4/1/99      8.79%       n/a           36.32%
     Aggressive Growth Portfolio                                6/3/96    -15.81%       n/a           17.63%
     Marsico Growth Portfolio                                 12/29/00       n/a        n/a             n/a

----------

(1) This performance information is for illustrative purposes only and is not intended to indicate or predict future performance. The performance information reflects the total of the income generated by the portfolio net of the total portfolio operating expenses (i.e., management fees and other expenses), plus capital gains and losses, realized or unrealized, and the mortality and expense risk charge. The performance results do not reflect any other charges deducted from premium, Account Value, or Variable Account assets (for example, monthly deductions, cost of insurance, surrender charge, sales load, DAC taxes, and any state or local premium taxes). If these charges were included, the total return figures would be lower.

(2) This column shows performance data for a 10-year period or since inception, whichever is earlier.

(3) Performance prior to the May 1, 2000 merger with Templeton Asset Allocation Portfolio reflects the historical performance of that portfolio.

                                  [Back cover]

The Securities and Exchange Commission maintains a web site at http://www.sec.gov that contains additional information about American International Life Assurance Company of New York, Variable Account B, and the policy, which may be of interest to you. The web site also contains additional information about the policy's variable investment options.

Investment Company Act File Number 811-4685